UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:
SEMI-ANNUAL REPORT

December 31, 2023

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory Sustainable Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Sustainable International Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	7
Brown Advisory Sustainable Growth Fund	9
Brown Advisory Mid-Cap Growth Fund	12
Brown Advisory Small-Cap Growth Fund	16
Brown Advisory Small-Cap Fundamental Value Fund	20
Brown Advisory Sustainable Small-Cap Core Fund	23
Brown Advisory Sustainable Value Fund	27
Brown Advisory Global Leaders Fund	29
Brown Advisory Sustainable International Leaders Fund	32
Brown Advisory Intermediate Income Fund	35
Brown Advisory Sustainable Bond Fund	39
Brown Advisory Maryland Bond Fund	46
Brown Advisory Tax-Exempt Bond Fund	51
Brown Advisory Tax-Exempt Sustainable Bond Fund	57
Brown Advisory Mortgage Securities Fund	62
Brown Advisory – WMC Strategic European Equity Fund	71
Brown Advisory Emerging Markets Select Fund	74
Brown Advisory – Beutel Goodman Large-Cap Value Fund	77
Statements of Assets and Liabilities	80
Statements of Operations	85
Statements of Changes in Net Assets	90
Financial Highlights	100
Notes to Financial Statements	108
Additional Information	123

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2023 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2023. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Absolute basis is to express as a fixed amount rather than referring to variable factors.

Absolute performance refers to the percentage rise or fall in the share price of a security over a stated period.

Absolute return refers to the percent amount that an asset rises or declines in value in a given period.

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

American Rescue Plan (ARP) is a $1.9 trillion economic stimulus bill passed by the 117th United States Congress and signed into law by President Joe Biden on March 11, 2021, to speed up the United States’ recovery from the economic and health effects of the COVID-19 pandemic and the ongoing recession.

Bloomberg 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg US Aggregate Bond Index.

Bloomberg Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

Coronavirus Aid, Relief, and Economic Security Act (CARES Act), also known as the CARES Act, is a $2.2 trillion economic stimulus bill passed by the 116th U.S. Congress and signed into law by President Donald Trump on March 27, 2020, in response to the economic fallout of the COVID-19 pandemic in the United States.

Correlation is a statistical measurement of how two securities move in relation to each other.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

GLOSSARY OF TERMS

Duration contribution equals the spread duration, or the measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates, of a security or market segment multiplied by the size of the allocation to it.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Environmental, Social and Governance (ESG) is an evaluation of a firm’s collective conscientiousness for social and environmental factors. The criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Free Cash Flow (FCF) Conversion represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

Free Cash Flow (FCF) Yield is a financial ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

Global Financial Crisis refers to the financial crisis of 2007-2008, which was a severe worldwide economic crisis. Prior to the COVID-19 recession in 2020, it was considered by many economists to have been the most serious financial crisis since the Great Depression.

Government agency residential mortgage-backed security is an instrument whose principal and interest payments are guaranteed by a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

Inflation rate refers to the rate of increase in prices over a given period of time. Inflation is typically a broad measure, such as the overall increase in prices or the increase in the cost of living in a country.

Internal rate of return (IRR) is a metric used in financial analysis to estimate the profitability of potential investments. IRR is a discount rate that makes the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis.

Mandatory convertible is a bond issued by a company which must be converted into shares to common stock on or before a specific date.

Meme stocks are stocks that see dramatic price increases, mostly fueled by people on social media (primarily Reddit, Twitter and Tik Tok). These stocks rarely have company fundamentals that back the rise in price and are often highly volatile.

Mortgage-backed security (MBS) is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

GLOSSARY OF TERMS

MSCI ACWI ex USA Index is an index that captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries.  The index covers the majority of the global equity opportunity set outside the US.

MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the large- and mid-cap segments of certain developed markets and global emerging markets countries.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Net present value (NPV) is the difference between the present value of cash inflows and the present value of cash outflows over a period of time. NPV is used in capital budgeting and investment planning to analyze the profitability of a projected investment or project.

90% active share is an active share that was developed to quantify the degree of active management and measures the fraction of portfolio (based on position weights) that differs from the benchmark index.  A portfolio with an active share of more than 60% is considered actively managed. Therefore, a 90% active share portfolio significantly differs from its index.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Relative performance measures how a stock is performing relative to a specific market or index.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Risk-adjusted return refers to a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is usually measured in comparison to U.S. Treasuries.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

GLOSSARY OF TERMS

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Securitized credit refers to the transformation of illiquid, nonmarketed assets into liquid, marketable assets, or in other words, securities.

Sell-side research is investment research issued by an investment bank or brokerage firm that is circulated to the firm’s clients. The ultimate outcome of the research is to provide a report including a set of financial estimates, a price target, and a recommendation of a stock’s expected performance.

Standard deviation is a statistical measure of the extent to which returns of an asset vary from its average.

Sustainable Business Advantage Drivers (SBA Drivers) refers to characteristic determined to help drive material value for customers and meaningful differentiation versus peers, as well as strong ESG risk management.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield concessions is when an investor gives up some yield by buying a lower yielding bond that if one were to invest in a higher yielding bond.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) increased 8.47% in value. During the same period, the Russell 1000 Growth (the “Index”), the Fund’s benchmark, increased 10.59%.

U.S. Large-Cap Growth stocks continued their impressive run during the period, and the Index ended the calendar year up 43%; the strongest calendar year return in the Index’s 45-year history. Returns, however, were not broad-based for much of the period but instead were concentrated in a handful of the largest companies by market capitalization. Through the first four and a half months of the period, the “Magnificent Seven” accounted for more than 75% of the Index’s return.

While this concentration of returns has challenged relative performance for active large-cap growth managers, we were encouraged by two things: fundamental results from companies in the Fund, and a favorable market environment to close out the period. Market breadth significantly increased in the final month and a half of the period, following inflation data that came in below market expectations in mid-November. These data points meaningfully increased market breadth- something we hope continues into 2024. The Fund outperformed by nearly 550 basis points (bp) over that month and a half period, with nearly every name in the portfolio outperforming our Index.

From a sector perspective, health care was the largest detractor to relative performance during the period. The rollout of the new generation of Glucagon-Like Peptide 1 (GLP-1) weight loss drugs negatively affected many medical technology companies’ stock prices, as investors abruptly reacted to uncertainty. Fund company, Edwards Lifesciences (EW), saw their stock decline following the rollout of the drugs, even though there is no known correlation between the drug and preventing heart disease.

Information technology was the largest positive contributing sector to relative performance during the period. Intuit, a provider of financial management software, was a top performer and continues to execute in its small- and medium-sized business group, delivering 18% year-over-year growth, most recently. TurboTax results were also better than we expected and offered some optimism for the product line-up heading into next year’s tax season.

During the period, the Fund initiated a position in Uber (UBER), and most recently, in Veralto Corporation (VLTO). Veralto is a multi-industrial company that was recently spun out by Danaher. The company operates in two segments: Water Quality, and Product Quality & Innovation. Both business segments provide mission-critical equipment/instrumentation, which we believe brings with them a steady stream of profitable financials. We also exited three positions during the period: Shopify (SHOP), Estee Lauder (EL), and DexCom (DXCM).

While we believe the market’s focus on interest rates and the mega-cap companies has created a challenging environment for stock pickers, we remain focused on implementing the philosophy and process that have been the hallmarks of this Fund for years. Outperformance to close out the period, which was particularly pronounced in the stock picker’s market following a better-than-expected inflation number in mid-November, was encouraging and we hope it is indicative of what is to come in 2024.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.1%

Communication Services — 5.8%
Alphabet, Inc. — Class C(a)	709,924	$100,049,589
Match Group, Inc.(a)	997,530	36,409,845
		136,459,434
Consumer Discretionary — 9.1%
Amazon.com, Inc.(a)	652,977	99,213,326
Chewy, Inc. — Class A(a)	1,168,611	27,614,278
Lululemon Athletica, Inc.(a)	172,277	88,083,507
		214,911,111
Consumer Staples — 4.4%
Costco Wholesale Corp.	157,442	103,924,315

Financials — 10.7%
Mastercard, Inc. — Class A	210,560	89,805,946
Progressive Corp.	473,282	75,384,357
S&P Global, Inc.	199,554	87,907,528
		253,097,831
Health Care — 17.6%
Align Technology, Inc.(a)	231,856	63,528,544
Edwards Lifesciences Corp.(a)	901,342	68,727,328
Intuitive Surgical, Inc.(a)	291,196	98,237,882
Thermo Fisher Scientific, Inc.	136,864	72,646,042
Veeva Systems, Inc. — Class A(a)	230,181	44,314,446
Zoetis, Inc. — Class A	351,253	69,326,805
		416,781,047
Industrials — 12.6%
Cintas Corp.	132,797	80,031,440
Generac Holdings, Inc.(a)	419,446	54,209,201
IDEX Corp.	148,110	32,156,162
Uber Technologies, Inc.(a)	1,362,422	83,884,323
Veralto Corp.	580,955	47,789,358
		298,070,484
Information Technology — 30.9%
Adobe, Inc.(a)	150,024	89,504,318
Atlassian Corp. — Class A(a)	312,969	74,442,806
Autodesk, Inc.(a)	317,276	77,250,360
Intuit, Inc.	184,719	115,454,918
Microsoft Corp.	282,103	106,082,012
NVIDIA Corp.	214,867	106,406,436
NXP Semiconductors NV	213,910	49,130,849
ServiceNow, Inc.(a)	156,245	110,385,530
		728,657,229
Real Estate — 3.0%
CoStar Group, Inc.(a)	822,621	71,888,849
TOTAL COMMON STOCKS
(Cost $1,230,801,852)		2,223,790,300

REAL ESTATE INVESTMENT TRUSTS — 3.7%

Real Estate — 3.7%
SBA Communications Corp. — Class A	339,529	86,135,112
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $48,236,279)		86,135,112

SHORT-TERM INVESTMENTS — 2.6%

Money Market Funds — 2.6%
First American Government Obligations
Fund — Class Z, 5.25%(b)	61,228,305	61,228,305
TOTAL SHORT-TERM INVESTMENTS
(Cost $61,228,305)		61,228,305
TOTAL INVESTMENTS — 100.4%
(Cost $1,340,266,436)		2,371,153,717
Liabilities in Excess of Other Assets — (0.4)%		(9,057,072)
TOTAL NET ASSETS — 100.0%		$2,362,096,645

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	30.9%
Health Care	17.6%
Industrials	12.6%
Financials	10.7%
Consumer Discretionary	9.1%
Communication Services	5.8%
Consumer Staples	4.4%
Real Estate Investment Trusts	3.7%
Real Estate	3.0%
Money Market Funds	2.6%
Other Assets and Liabilities	(0.4)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) increased 12.00% in value exceeding the S&P 500 Index (the “Index”), the Fund’s benchmark, return of 8.04%.

For the calendar year, the S&P 500 Index gained 26.29%. It is interesting to note that no economists had anticipated such robust gains at the beginning of the year. The primary debate among economists at the beginning of the year was centered on the timing of an impending recession, rather than its likelihood. This was in the context of the Federal Reserve aggressively combating inflation by increasing interest rates at an unprecedented pace. We believe for many economists, it seemed almost inevitable that debt-laden businesses would need to cut costs, leading to rising unemployment, a decline in consumer confidence and spending, a subsequent recession, and a likely downturn in the markets. Contrary to these expectations the U.S. economy remained resilient, and consumer spending did not falter. In hindsight, it became clear that many businesses and consumers had secured long-term debt at lower interest rates, which mitigated the impact of the rising rates more than the headline figures suggested.

However, not all businesses were unaffected by the increasing interest rates. Notably, a few large regional banks collapsed due to mismatches in their assets and liabilities and liquidity concerns, which became evident when these institutions recorded paper losses on their securities due to the higher rates. Timely intervention by regulators prevented further bank runs, thereby stopping the spread of a financial contagion. Once investors were reassured that a crisis had been averted, the markets generally performed well and ended the year on a strong note.

The two major highlights of 2023 were the “narrowness” of the market and the burgeoning excitement around Artificial Intelligence (AI). A group of large technology companies, often referred to as the “Magnificent Seven” (Apple, Alphabet, Amazon, Meta, Microsoft, Nvidia, Tesla), had an exceptional year, with an average total return exceeding 100%. These seven stocks alone contributed to over 60% of the S&P 500 Index’s overall returns for the year. The Fund has meaningful investments in five of these companies – Microsoft, Alphabet, Meta, Amazon, and Apple.

The investor enthusiasm for the “Magnificent Seven” was also fueled by the groundbreaking advancements in Artificial Intelligence (AI) in 2023. This year, AI captured global attention due to its remarkable progress in natural language processing and machine learning. For the first time, AI demonstrated the capability to understand and generate human-like text, revolutionizing the way people interact with devices. The technology’s proficiency in rapidly and accurately analyzing vast datasets has opened the door to unprecedented insights and innovations.

Although it’s still early, we believe the gradual adoption of AI promises to significantly boost efficiency and foster creativity across a wide array of sectors, ranging from health care to education. Within the portfolio, companies such as Alphabet, Microsoft, Amazon, Adobe, and Meta are leading the charge in AI innovation.

The advantages of AI will likely extend beyond those companies that have been at the forefront of releasing AI models, such as Large Language Models. Firms with unique and proprietary datasets should also benefit. Over time, portfolio companies such as Apple, UnitedHealth, Intuit, Uber, and Progressive are expected to leverage their rich data resources to introduce new services or substantially enhance existing ones. This evolving landscape underscores the potential of AI to reshape various industries and create new opportunities for growth and innovation.

On the macroeconomic front, the discussion has shifted towards the possibility of a soft landing, and market pricing appears to reflect this sentiment. Inflation has significantly decreased, mainly due to the normalization of supply chains and a reduction in the money supply, a result of the Federal Reserve’s actions. Current trends suggest that the U.S. labor market is moving towards normalcy, with a decrease in job openings but without a meaningful rise in job losses.

Federal Reserve Chairman Jerome Powell has indicated that short-term interest rates may have reached their peak, signaling a potential shift in monetary policy. The Fed is prepared to consider lowering rates if economic data supports such a move. In anticipation of this potential policy change, the bond market has already begun pricing in rate cuts for the middle of the new year. This scenario reflects a cautiously optimistic outlook, with key economic indicators pointing towards stabilization and a potential easing of monetary policy in response to the evolving economic landscape.

In the six-month period, the communication services, financials and industrials sectors contributed the most to the portfolio’s return relative to the Index. All three had higher returns than the sectors in the Index. As compared to the Index, health care and information technology detracted from the results. Health care had a similar weighting but a lower return and information technology had a lower weighting but a similar return as compared to the Index.

The largest contributors to returns in the six-month period were KKR & Co., Inc., Microsoft Corp., Meta Platforms Inc. CL A (formerly known as Facebook), Intuit Inc. and Booking Holdings Inc. In their Strategic Update in the fourth quarter, KKR & Co

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2023

announced the acquisition of the remaining stake in Global Atlantic, the creation of a new Strategic Holdings segment and a modification of compensation ratios to be more performance-based. These initiatives were well received by investors. Overall, our estimates increased ~15% in the quarter from the combination of strong earnings and the Strategic Update. Microsoft established themselves as the leader in AI-related cloud infrastructure through their partnership with Open AI and rapid innovation. Monetization remains early, but Gen AI-services appear to be an opportunity for incremental revenue growth and share gains for Microsoft.

The biggest detractors were Edwards Lifesciences Corp., Align Technology, Merck & Co., CarMax, Inc., and Otis Worldwide Corp. Edwards Lifesciences’ results fell short of analysts’ expectations. Align’s stock declined sharply as the company’s earnings report missed revenues and earnings per share, and its updated guidance was below consensus. Longer term, we continue to like Align as the clear aligner penetration opportunity remains strong and we expect its dominant competitive positioning to continue.

We added three new investments and eliminated two since our June 30, 2023 annual report.

We eliminated Charles Schwab Corp. in favor of investing in Progressive, a well-managed property and casualty insurance company. Progressive’s stock declined as the company reported a higher loss ratio due to higher severity in the current inflationary environment. We view this as a temporary situation and assume that they will price risk appropriately going forward. There is more uncertainty today about Schwab’s earnings power given the shock their balance sheet experienced on the securities book due to the rapid rise in interest rates.

We sold Otis Worldwide Corp. and reinvested the proceeds in General Electric. Otis was an undermanaged business prior to its spin-off from United Technologies and while we like the progress Otis has made as an independent company, we believe GE is a better risk/reward opportunity. GE is well on its path of transforming itself and eliminating the complexity of its prior business model. GE will largely be a pureplay aerospace engine business after the anticipated spin-off of Vernova, its power and renewable energy business. We like GE’s aerospace business for its economics, moats and the recurring nature of its services business.

New holding Ferguson is one of the largest wholesale distributors of plumbing, HVAC (heating, ventilation, air conditioning) and MRO (maintenance, repair and operations) products in North America. We believe it has attractive economics and an opportunity to grow faster than the end markets, strong free cash flows, as well as a high return on invested capital.

As a reminder of our approach, the Flexible Equity team searches for investment bargains among long-term attractive businesses with shareholder-oriented managers – those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks can arise for various reasons, but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry, and stretches when the general stock market, or our investment selection, is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.8%

Communication Services — 13.1%
Alphabet, Inc. — Class A(a)	133,678	$18,673,480
Alphabet, Inc. — Class C(a)	203,937	28,740,841
Meta Platforms, Inc. — Class A(a)	84,510	29,913,160
Netflix, Inc.(a)	16,740	8,150,371
Pinterest, Inc. — Class A(a)	188,977	6,999,708
T-Mobile US, Inc.	66,450	10,653,929
		103,131,489
Consumer Discretionary — 10.4%
Amazon.com, Inc.(a)	176,986	26,891,252
Booking Holdings, Inc.(a)	4,898	17,374,284
Bright Horizons Family Solutions, Inc.(a)	74,680	7,037,843
CarMax, Inc.(a)	123,928	9,510,235
Lowe’s Cos., Inc.	41,216	9,172,621
TJX Cos., Inc.	126,617	11,877,941
		81,864,176
Consumer Staples — 1.2%
Nomad Foods Ltd.(a)	551,955	9,355,637

Energy — 2.9%
Baker Hughes Co. – Class A	270,073	9,231,095
Suncor Energy, Inc.	434,178	13,911,063
		23,142,158
Financials — 25.8%
Ameriprise Financial, Inc.	25,845	9,816,706
Bank of America Corp.	467,346	15,735,540
Berkshire Hathaway, Inc. — Class B(a)	85,483	30,488,367
Blackstone, Inc.	62,541	8,187,868
First Citizens BancShares, Inc. — Class A	10,556	14,978,647
Fiserv, Inc.(a)	89,376	11,872,708
KKR & Co., Inc.	327,502	27,133,541
Mastercard, Inc. — Class A	86,489	36,888,423
Progressive Corp.	66,203	10,544,814
Visa, Inc. — Class A	146,029	38,018,650
		203,665,264
Health Care — 12.6%
Agilent Technologies, Inc.	86,357	12,006,214
Align Technology, Inc.(a)	40,226	11,021,924
Avantor, Inc.(a)	475,625	10,858,519
Edwards Lifesciences Corp.(a)	213,634	16,289,593
Elevance Health, Inc.	33,349	15,726,054
Merck & Co., Inc.	64,768	7,061,007
UnitedHealth Group, Inc.	50,518	26,596,211
		99,559,522
Industrials — 8.5%
Canadian National Railway Co.	72,685	9,131,417
Carrier Global Corp.	139,020	7,986,699
Ferguson PLC	74,021	14,291,234
General Electric Co.	79,447	10,139,821
Uber Technologies, Inc.(a)	142,582	8,778,774
United Rentals, Inc.	29,193	16,739,849
		67,067,794
Information Technology — 20.3%
Accenture PLC — Class A	31,667	11,112,267
Adobe, Inc.(a)	21,787	12,998,124
Analog Devices, Inc.	59,804	11,874,682
Apple, Inc.	157,789	30,379,116
Intuit, Inc.	30,908	19,318,427
Microsoft Corp.	151,752	57,064,823
Taiwan Semiconductor
Manufacturing Co., Ltd. ADR	169,795	17,658,680
		160,406,119
TOTAL COMMON STOCKS
(Cost $311,062,007)		748,192,159

REAL ESTATE INVESTMENT TRUSTS — 1.2%

Real Estate — 1.2%
SBA Communications Corp.	36,779	9,330,465
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $6,538,449)		9,330,465

SHORT-TERM INVESTMENTS — 4.0%

Money Market Funds — 4.0%
First American Government Obligations
Fund — Class Z, 5.25%(b)	31,861,170	31,861,170
TOTAL SHORT-TERM INVESTMENTS
(Cost $31,861,170)		31,861,170
TOTAL INVESTMENTS — 100.0%
(Cost $349,461,626)		789,383,794
Other Assets in Excess of Liabilities — 0.0%		2,511
TOTAL NET ASSETS — 100.0%		$789,386,305

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	25.8%
Information Technology	20.3%
Communication Services	13.1%
Health Care	12.6%
Consumer Discretionary	10.4%
Industrials	8.5%
Money Market Funds	4.0%
Energy	2.9%
Consumer Staples	1.2%
Real Estate Investment Trusts	1.2%
Other Assets and Liabilities	0.0%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

On October 25, 2023, shareholders were notified that the Brown Advisory Equity Income Fund (the “Fund”) would close via the Liquidation Sticker. This decision was taken after careful consideration and with the best interests of our shareholders in mind.

At current asset levels and with little prospect of growth in the medium term, the Fund was no longer viable, and we believed an orderly closure was the best solution for the Fund’s investors.

The closure of the Fund took place on January 12, 2024. This closure did not require shareholder approval. Brown Advisory LLC did not earn management fees while the Fund was in cash prior to being closed.

Brown Advisory LLC

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.3%

Consumer Discretionary — 14.6%
Best Buy Co., Inc.	6,081	$476,021
Lowe’s Cos., Inc.	3,057	680,335
McDonald’s Corp.	6,000	1,779,060
		2,935,416
Financials — 16.0%
Ameriprise Financial, Inc.	3,000	1,139,490
JPMorgan Chase & Co.	12,136	2,064,334
		3,203,824
Health Care — 27.5%
AbbVie, Inc.	10,418	1,614,477
Merck & Co., Inc.	20,000	2,180,400
UnitedHealth Group, Inc.	3,299	1,736,825
		5,531,702
Industrials — 9.3%
Automatic Data Processing, Inc.	8,000	1,863,760

Information Technology — 27.9%
Accenture PLC — Class A	3,501	1,228,536
Apple, Inc.	11,000	2,117,830
Microsoft Corp.	6,000	2,256,240
		5,602,606
TOTAL COMMON STOCKS
(Cost $4,167,116)		19,137,308

SHORT-TERM INVESTMENTS — 4.5%

Money Market Funds — 4.5%
First American Government Obligations
Fund — Class Z, 5.25%(a)	896,947	896,947
TOTAL SHORT-TERM INVESTMENTS
(Cost $896,947)		896,947
TOTAL INVESTMENTS — 99.8%
(Cost $5,064,063)		20,034,255
Other Assets in Excess of Liabilities — 0.2%		44,632
TOTAL NET ASSETS — 100.0%		$20,078,887

Percentages are stated as a percent of net assets.
PLC — Public Limited Company
(a)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	27.9%
Health Care	27.5%
Financials	16.0%
Consumer Discretionary	14.6%
Industrials	9.3%
Money Market Funds	4.5%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period that ended December 31, 2023, the Brown Advisory Sustainable Growth Fund Institutional Shares (the “Fund”) increased 11.66% in value. During the same period, the Russell 1000 Growth Index (the “Index”), the Fund’s benchmark, increased 10.59%.

During the final two quarters of 2023, the US equity market was characterized by short-term volatility – three out of the six months were up and three were down – reflecting persistent uncertainty about the macroeconomic and geopolitical environment. Despite the periodic downdrafts, the market inflected higher to close out the year, as a refreshingly broad set of growth stocks finally usurped the dominance of the “Magnificent 7.”

During the third and fourth quarters of 2023, strong stock selection in the portfolio outweighed the negative effect of sector positioning on relative returns against the Index. From a sector positioning standpoint, our lack of exposure to consumer staples had a positive effect, while our underweight to communication services was detractive. Inclusive of stock selection and interaction, weakness from our health care names was overshadowed by strong performance from our information technology and industrials holdings.

Within information technology, our software and semi-conductor holdings were among the top contributors to both absolute and relative returns during the period. A leader in tax preparation, accounting, and financial management software, Intuit delivered robust earnings results in both reporting periods and raised forward guidance to reflect management’s optimism about the forward outlook. Despite macro headwinds for its Credit Karma business and relatively modest results from its TurboTax segment after a weaker-than-expected tax season, the company’s aggregate top- and bottom-line beats during the period were driven by significant outperformance in the Small and Medium Business segment, which we consider a continued catalyst for growth in the years to come.

The financial technology company, Block, was a top detractor to returns during the period. Although the company demonstrated impressive year-over-year revenue growth and continued to show progress on management’s commitment to improve their cost discipline, the stock traded down during our holding period on continued concerns about market share loss to competitors in its merchant-acquiring business and the continued macro-overhang in the CashApp segment. We exited our position in the third quarter and used the proceeds to fund a build out of our position in Veralto, the former Environmental and Applied Solutions segment of Danaher that spun out as a standalone entity at the end of September.

In addition to welcoming Veralto to the portfolio via a corporate action, we also added three other new names during the period that we believe represent upgrades to the portfolio. Consistent with our “one-in, one-out” philosophy, each new name that we added corresponded with the exit of an existing holding. In the beginning of the third quarter, we exited Autodesk to make room for Uber, and in the fourth quarter, we initiated new positions in Arthur J Gallagher and Agilent, which we funded with the proceeds from the liquidation of our positions in Home Depot and Bio-Rad. We also made a number of strategic trims/adds to optimize the position sizes of existing holdings. The trading actively associated with position re-sizing largely focused on taking advantage of short-term price movements and/or portfolio re-balancing. More specifically, we trimmed back a number of our top performing names like NVIDIA Corporation (NVDA), Verisk Analytics Inc (VRSK), and Cadence Design Systems, Inc. (CDNS) in order to fund incremental additions to names like Analog Devices, Inc. (ADI), Edwards Lifesciences Corporation (EW), and Fortive Corp. (FTV) that we believed to be trading down on short-term weakness. We believe these actions – upgrading the portfolio via swaps and our opportunistic trims/adds of existing holdings – will better position the portfolio for growth on a forward 4-6 year investment horizon, which is consistent with our philosophy of investing in a portfolio of our highest conviction ideas across a full market cycle.

Sincerely,

David Powell & Karina Funk
Co-Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.6%

Communication Services — 3.9%
Alphabet, Inc. — Class A(a)	2,469,142	$344,914,446

Consumer Discretionary — 9.8%
Amazon.com, Inc.(a)	2,973,207	451,749,072
Chipotle Mexican Grill, Inc.(a)	94,567	216,270,946
NIKE, Inc. — Class B	1,785,486	193,850,215
		861,870,233
Financials — 11.2%
Arthur J Gallagher & Co.	506,374	113,873,385
Blackstone, Inc.	1,813,673	237,446,069
MSCI, Inc. — Class A	416,326	235,494,802
Visa, Inc. — Class A	1,508,727	392,797,075
		979,611,331
Health Care — 18.6%
Agilent Technologies, Inc.	633,593	88,088,435
Danaher Corp.	1,309,851	303,020,930
Edwards Lifesciences Corp.(a)	2,895,153	220,755,416
IDEXX Laboratories, Inc.(a)	414,677	230,166,469
Thermo Fisher Scientific, Inc.	455,110	241,567,837
UnitedHealth Group, Inc.	657,511	346,159,816
West Pharmaceutical Services, Inc.	561,588	197,746,367
		1,627,505,270
Industrials — 8.9%
Fortive Corp.	2,928,908	215,655,496
Uber Technologies, Inc.(a)	3,874,074	238,526,737
Veralto Corp.	1,365,332	112,312,210
Verisk Analytics, Inc.	898,406	214,593,257
		781,087,700
Information Technology — 40.3%
Adobe, Inc.(a)	390,763	233,129,206
Analog Devices, Inc.	969,379	192,479,894
Atlassian Corp. — Class A(a)	778,876	185,263,445
Cadence Design Systems, Inc.(a)	814,783	221,922,446
Dynatrace, Inc.(a)	3,580,516	195,818,420
Gartner, Inc.(a)	469,295	211,703,667
Intuit, Inc.	673,646	421,048,959
Marvell Technology, Inc.	3,586,190	216,283,119
Microsoft Corp.	1,427,838	536,924,203
Monolithic Power Systems, Inc.	408,632	257,756,893
NVIDIA Corp.	1,026,947	508,564,693
ServiceNow, Inc.(a)	485,752	343,178,930
		3,524,073,875
Materials — 1.9%
Ecolab, Inc.	854,569	169,503,761
TOTAL COMMON STOCKS
(Cost $5,130,636,079)		8,288,566,616

REAL ESTATE INVESTMENT TRUSTS — 3.4%

Real Estate — 3.4%
American Tower Corp.	1,382,230	298,395,812
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $288,516,336)		298,395,812

SHORT-TERM INVESTMENTS — 1.9%

Money Market Funds — 1.9%
First American Government Obligations
Fund — Class Z, 5.25%(b)	163,095,422	163,095,422
TOTAL SHORT-TERM INVESTMENTS
(Cost $163,095,422)		163,095,422
TOTAL INVESTMENTS — 99.9%
(Cost $5,582,247,837)		8,750,057,850
Other Assets in Excess of Liabilities — 0.1%		6,615,699
TOTAL NET ASSETS — 100.0%		$8,756,673,549

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	40.3%
Health Care	18.6%
Financials	11.2%
Consumer Discretionary	9.8%
Industrials	8.9%
Communication Services	3.9%
Real Estate Investment Trusts	3.4%
Materials	1.9%
Money Market Funds	1.9%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Mid-Cap Growth Fund Investor Shares (the “Fund”) increased 8.12% in value. During the same period, the Russell Midcap® Growth Index, the Fund’s benchmark, increased 8.56%.

The Fund seeks to produce attractive, risk-adjusted returns over a full market cycle by owning companies that we believe are well-positioned to grow their enterprise value meaningfully (or compound) over time. We define a firm’s potential to compound with a set of traits we call the three Gs—durable growth, sound governance and scalable go-to market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses. Finally, we strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline.

During the second half of 2023, signs of economic stability and growth emerged, the pace of inflation eased, and the U.S. 10-year Treasury yield—despite a 76 basis-point run in the first three months—ended the six-month period just slightly above where it started as 2024 rate-cut hopes blossomed sending rates lower in November and December. With that backdrop, U.S. equities generally performed well, with large-cap growth and small-cap value indices generally posting low double-digit percentage gains while small-cap growth mostly lagged with a mid-single-digit-percentage gain. In the midcap range, Technology, Financial, and Consumer Discretionary stocks drove returns. Defensive sectors like Health care and Staples lagged. The Fund slightly underperformed during this period due to its cash position in a rising market; stock selection positively contributed during the period.

From an individual stock perspective, CrowdStrike (CRWD) was the Fund’s top contributor during the period. The cybersecurity vendor posted 30%+ revenue growth throughout the year despite an uncertain IT budget environment. The company’s net new business growth accelerated in the most recent quarter. Fair Isaac Corp (FICO) was the second largest contributor during the period. Despite significant declines in mortgage volume across the market due to higher interest rates in general, the company demonstrated strong pricing power in its Scores business. Meanwhile, FICO’s software business continues to show strong recurring revenue growth and expanding profitability. Paycom (PAYC) was the largest detractor. It’s share-price took a hit on a weaker revenue outlook for the back half of 2023 and 2024. We think the issues are self-inflicted but fixable. Despite no correlation between transcatheter aortic valve replacement (TAVR) and obesity, Edwards (EW) share-price was hurt by GLP-1-related fears, as companies with cardiovascular exposure saw shares broadly decline. Additionally, growth in Edwards’ TAVR revenue has yet to accelerate above 10% following depressed sales during the pandemic, disappointing some investors that expected a faster recovery.

The Fund added nine new investments during the period, including four in technology, two in financials, one in health care, one in the consumer staples, and one in the industrials vertical. The Fund exited eight investments during the period to fund those opportunities.

As always, we remain committed to seeking attractive, risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in more detail in our next letter.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 93.3%

Communication Services — 3.9%
Match Group, Inc.(a)	27,536	$1,005,064
Pinterest, Inc. — Class A(a)	59,792	2,214,696
Trade Desk, Inc. — Class A(a)	8,101	582,948
		3,802,708
Consumer Discretionary — 9.3%
Bright Horizons Family Solutions, Inc.(a)	12,276	1,156,890
Chipotle Mexican Grill, Inc.(a)	624	1,427,063
Five Below, Inc.(a)	5,930	1,264,039
Lululemon Athletica, Inc.(a)	1,812	926,457
Pool Corp.	3,834	1,528,654
Ross Stores, Inc.	19,680	2,723,516
		9,026,619
Consumer Staples — 3.1%
Casey’s General Stores, Inc.	3,097	850,870
Church & Dwight Co., Inc.	9,349	884,041
Kenvue, Inc.	57,017	1,227,576
		2,962,487
Financials — 8.0%
Ares Management Corp.	10,898	1,295,990
Arthur J Gallagher & Co.	5,729	1,288,338
KKR & Co., Inc.	20,793	1,722,701
Tradeweb Markets, Inc. — Class A	18,338	1,666,557
WEX, Inc.(a)	8,839	1,719,627
		7,693,213
Health Care — 21.5%
agilon health, Inc.(a)	46,723	586,374
Align Technology, Inc.(a)	5,505	1,508,370
Alnylam Pharmaceuticals, Inc.(a)	6,894	1,319,581
argenx SE — ADR(a)	1,965	747,545
Ascendis Pharma A/S — ADR(a)	7,384	930,015
Bio-Techne Corp.	18,622	1,436,874
Dexcom, Inc.(a)	30,048	3,728,655
Edwards Lifesciences Corp.(a)	26,686	2,034,808
HealthEquity, Inc.(a)	18,055	1,197,047
IDEXX Laboratories, Inc.(a)	2,493	1,383,740
Inari Medical, Inc.(a)	20,246	1,314,370
Insulet Corp.(a)	5,816	1,261,956
Veeva Systems, Inc. — Class A(a)	12,243	2,357,022
West Pharmaceutical Services, Inc.	3,003	1,057,416
		20,863,773
Industrials — 22.0%
Booz Allen Hamilton Holding Corp. — Class A	13,277	1,698,261
Carlisle Cos., Inc.	4,627	1,445,614
Cintas Corp.	4,552	2,743,307
Copart, Inc.(a)	43,532	2,133,068
Equifax, Inc.	7,063	1,746,609
HEICO Corp. — Class A	12,329	1,756,143
IDEX Corp.	3,041	660,232
Paycom Software, Inc.	5,514	1,139,854
Rentokil Initial PLC — ADR	34,938	999,576
SiteOne Landscape Supply, Inc.(a)	7,555	1,227,688
Verisk Analytics, Inc.	8,820	2,106,745
Waste Connections, Inc.	24,664	3,681,595
		21,338,692
Information Technology — 21.3%
Atlassian Corp. — Class A(a)	4,042	961,430
Autodesk, Inc.(a)	2,077	505,708
CCC Intelligent Solutions Holdings, Inc.(a)	76,299	869,046
Crowdstrike Holdings, Inc. — Class A(a)	6,336	1,617,708
Dynatrace, Inc.(a)	30,237	1,653,662
Elastic NV(a)	6,403	721,618
Fair Isaac Corp.(a)	2,059	2,396,696
Gartner, Inc.(a)	5,741	2,589,822
Guidewire Software, Inc.(a)	9,065	988,448
HubSpot, Inc.(a)	924	536,419
Keysight Technologies, Inc.(a)	8,405	1,337,151
KLA Corp.	1,604	932,405
Marvell Technology, Inc.	34,474	2,079,126
Monolithic Power Systems, Inc.	1,284	809,922
NXP Semiconductors NV	5,288	1,214,548
Workday, Inc. — Class A(a)	5,043	1,392,171
		20,605,880
Materials — 2.1%
Vulcan Materials Co.	9,047	2,053,759

Real Estate — 2.1%
CoStar Group, Inc.(a)	23,720	2,072,891
TOTAL COMMON STOCKS
(Cost $65,898,091)		90,420,022

REAL ESTATE INVESTMENT TRUSTS — 1.4%

Real Estate — 1.4%
SBA Communications Corp. — Class A	5,269	1,336,693
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $920,637)		1,336,693

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 5.2%

Money Market Funds — 5.2%
First American Government Obligations
Fund — Class Z, 5.25%(b)	5,033,511	$5,033,511
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,033,511)		5,033,511
TOTAL INVESTMENTS — 99.9%
(Cost $71,852,239)		96,790,226
Other Assets in Excess of Liabilities — 0.1%		63,710
TOTAL NET ASSETS — 100.0%		$96,853,936

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Industrials	22.0%
Health Care	21.5%
Information Technology	21.3%
Consumer Discretionary	9.3%
Financials	8.0%
Money Market Funds	5.2%
Communication Services	3.9%
Consumer Staples	3.1%
Real Estate	2.1%
Materials	2.1%
Real Estate Investment Trusts	1.4%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) returned 2.26%. During the same period, the Russell 2000® Growth Index, the Fund’s benchmark, returned 4.50%. The strategy failed to keep up with the low-quality rally during the final weeks of the year spurred by the Federal Reserve’s abrupt dovish turn.

For the six-month period, the largest contributors to the Fund’s overall performance were the Communication Services, Health Care and Materials sectors. The largest detractors were Industrials and Information Technology due to their relative lack of intense cyclicality.

At the individual stock level, Pinterest Inc., Neurocrine Biosciences and Prosperity Bancshares were the top contributors to the strategy. Pinterest is a social media platform that continued to demonstrate revenue growth and margin expansion, bolstering confidence in the new management team’s strategic plan amidst an improving advertising market back drop. Neurocrine is a commercial stage biopharmaceutical company whose lead drug, Ingrezza, continues to show robust growth as the firm is entering a key period for its pipeline assets. Prosperity Bancshares reported solid results for most of 2023. However, it took solid economic growth, a benign credit environment, and a more dovish Federal Reserve to finally push the stock off the lows incurred post the collapse of Silicon Valley Bank earlier in the year. In addition, Karuna Therapeutics was up considerably on the announced acquisition by Bristol-Myers Squibb.

The largest detractors for the period were concentrated in the Health Care sector, which lagged the broader benchmark meaningfully in 2023. Establishment Labs, a women’s health company, was the largest detractor due to weaker demand and a delay in product approvals in two key geographies. (Fortunately, a couple positive developments have enabled the stock to rebound strongly in early 2024.) Rentokil, a global pest management company, witnessed U.S. growth come in slightly below plan – a symptom of its continued integration of the acquired Terminex assets. Finally, agilon health, a value-based care organization, did not improve its profitability at the anticipated rate due to an industry-wide issue of strong healthcare utilization trends. Although painful in the short-term, the company’s core model of partnering with primary care physician practices to enable better coordinated care of principally Medicare Advantage lives appears intact.

There were 7 new investments over the course of the six-month period. The additions were diversified, with 3 in Information Technology, 2 in Industrials, and one in Health Care. There were an equal number of businesses that were sold from the portfolio. Due to the dramatic move higher in smaller capitalization equities in the final few weeks of the year, we slowed our purchases of several names, leaving us with ample room to add capital to these ideas as price and information flow dictate.

As we enter 2024, we remain comfortable with our sector positioning and remain laser focused on continuing to drive enough idea generation to prepare for whatever the economy and markets might have in store for the coming year. Our philosophy and process have served us well over time, but it requires a dedicated team and a constant focus on execution to drive superior risk-adjusted returns over a full market cycle.

Sincerely,

Christopher Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Earnings growth is not representative of the Fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 89.2%

Communication Services — 4.8%
Cogent Communications Holdings, Inc.	402,562	$30,618,866
Pinterest, Inc. — Class A(a)	376,974	51,003,117
Take-Two Interactive Software, Inc.(a)	150,473	24,218,629
		105,840,612
Consumer Discretionary — 8.7%
Bright Horizons Family Solutions, Inc.(a)	715,565	67,434,845
Choice Hotels International, Inc.	52,656	5,965,925
Churchill Downs, Inc.	139,972	18,886,422
Clarus Corp.	1,529,261	10,544,255
First Watch Restaurant Group, Inc.(a)	531,515	10,683,452
Mister Car Wash, Inc.(a)	4,310,526	37,242,944
TopBuild Corp.(a)	73,651	27,564,623
Vizio Holding Corp. — Class A(a)	1,231,517	9,482,681
XPEL, Inc.(a)	94,276	5,076,763
		192,881,910
Consumer Staples — 3.4%
Casey’s General Stores, Inc.	189,666	52,108,837
Simply Good Foods Co.(a)	602,153	23,845,259
		75,954,096
Energy — 3.1%
Cactus, Inc. — Class A	490,520	22,269,608
ChampionX Corp.	1,600,735	46,757,469
		69,027,077
Financials — 4.7%
Houlihan Lokey, Inc. — Class A	137,138	16,444,218
Prosperity Bancshares, Inc.	811,549	54,966,214
WEX, Inc.(a)	174,324	33,914,734
		105,325,166
Health Care — 22.8%
Accolade, Inc.(a)	1,988,733	23,884,683
agilon health, Inc.(a)	1,241,740	15,583,837
Alignment Healthcare, Inc.(a)	1,171,633	10,087,760
Arvinas, Inc.(a)	87,927	3,619,075
Ascendis Pharma A/S — ADR(a)	154,661	19,479,553
Bio-Techne Corp.	238,661	18,415,083
Blueprint Medicines Corp.(a)	203,727	18,791,778
Bruker Corp.	530,596	38,988,194
Definitive Healthcare Corp. — Class A(a)	1,357,913	13,497,655
Encompass Health Corp.	582,199	38,844,317
Establishment Labs Holdings, Inc.(a)	792,772	20,524,867
HealthEquity, Inc.(a)	544,982	36,132,307
Inari Medical, Inc.(a)	504,712	32,765,903
Karuna Therapeutics, Inc.(a)	105,395	33,358,571
LifeStance Health Group, Inc.(a)	1,536,413	12,030,114
NeoGenomics, Inc.(a)	3,048,087	49,318,049
Neurocrine Biosciences, Inc.(a)	357,842	47,149,262
OrthoPediatrics Corp.(a)	491,021	15,963,093
Phreesia, Inc.(a)	1,296,049	30,003,534
SI-BONE, Inc.(a)	1,285,006	26,972,276
		505,409,911
Industrials — 18.2%
AZEK Co., Inc — Class A.(a)	511,630	19,569,848
Casella Waste Systems, Inc. — Class A(a)	432,841	36,990,592
Curtiss-Wright Corp.	111,794	24,906,585
EnPro Industries, Inc.	58,377	9,150,011
FTI Consulting, Inc.(a)	144,929	28,862,610
Genpact Ltd.	309,759	10,751,735
IDEX Corp.	50,118	10,881,119
John Bean Technologies Corp.	210,105	20,894,942
Knight-Swift Transportation
Holdings, Inc. — Class A	176,884	10,197,363
MSA Safety, Inc.	225,333	38,042,970
Mueller Water Products, Inc. — Class A	1,130,090	16,273,296
Rentokil Initial PLC — ADR	1,066,795	30,521,005
SiteOne Landscape Supply, Inc.(a)	97,004	15,763,150
SPX Technologies, Inc.(a)	114,952	11,611,302
Valmont Industries, Inc.	112,272	26,216,635
Waste Connections, Inc.	271,932	40,591,290
Woodward, Inc.	194,249	26,443,116
Zurn Elkay Water Solutions Corp.	867,220	25,504,940
		403,172,509
Information Technology — 19.1%
Bentley Systems, Inc. — Class B	351,790	18,356,402
BlackLine, Inc.(a)	612,759	38,260,672
CCC Intelligent Solutions Holdings, Inc.(a)	3,306,428	37,660,215
Clear Secure, Inc. — Class A	1,053,524	21,755,271
Clearwater Analytics
Holdings, Inc. — Class A(a)	389,549	7,802,666
Dynatrace, Inc.(a)	764,072	41,787,097
Entegris, Inc.	326,749	39,151,064
Envestnet, Inc.(a)	352,957	17,478,431
Guidewire Software, Inc.(a)	188,214	20,522,855
Infinera Corp.(a)	4,980,334	23,656,587
Lattice Semiconductor Corp.(a)	250,679	17,294,344
Littelfuse, Inc.	96,014	25,689,506
Onto Innovation, Inc.(a)	60,914	9,313,751
Power Integrations, Inc.	353,140	28,996,325
PROS Holdings, Inc.(a)	913,669	35,441,221
SiTime Corp.(a)	49,576	6,052,238
Workiva, Inc. — Class A(a)	345,236	35,051,811
		424,270,456
Materials — 3.8%
HB Fuller Co.	523,375	42,607,959
Quaker Chemical Corp.	192,008	40,978,347
		83,586,306
Real Estate — 0.6%
DigitalBridge Group, Inc. — Class A	764,721	13,413,206
TOTAL COMMON STOCKS
(Cost $1,589,601,007)		1,978,881,249

EXCHANGE TRADED FUNDS — 2.1%
SPDR S&P Biotech Exchange Traded Fund	532,861	47,579,159
TOTAL EXCHANGE TRADED FUNDS
(Cost $42,833,507)		47,579,159

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 1.7%

Real Estate — 1.7%
EastGroup Properties, Inc.	211,345	$38,790,261
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $23,195,542)		38,790,261

PRIVATE PLACEMENTS — 0.1%
StepStone VC Global
Partners IV-B, L.P.(a)(b)(e)	19,200	1,047,133
StepStone VC Global
Partners V-B, L.P.(a)(c)(e)	91,769	100,412
TOTAL PRIVATE PLACEMENTS
(Cost $—)		1,147,545

SHORT-TERM INVESTMENTS — 8.3%

Money Market Funds — 8.3%
First American Government Obligations
Fund — Class Z, 5.25%(d)	183,725,024	183,725,024
TOTAL SHORT-TERM INVESTMENTS
(Cost $183,725,024)		183,725,024
TOTAL INVESTMENTS — 101.4%
(Cost $1,839,355,080)		2,250,123,238
Liabilities in Excess of Other Assets — (1.4)%		(29,974,126)
TOTAL NET ASSETS — 100.0%		$2,220,149,112

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

(c)
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(e)
These securities are being fair valued, using significant unobservable inputs (Level 3), in accordance with the policies and procedures adopted by the Fund. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets

Health Care	22.8%
Information Technology	19.1%
Industrials	18.2%
Consumer Discretionary	8.7%
Money Market Funds	8.3%
Communication Services	4.8%
Financials	4.7%
Materials	3.8%
Consumer Staples	3.4%
Energy	3.1%
Exchange Traded Funds	2.1%
Real Estate Investment Trusts	1.7%
Real Estate	0.6%
Private Placements	0.1%
Other Assets and Liabilities	(1.4)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 12.98% in value. During the same period, the Russell 2000® Value Index, the Fund’s benchmark, increased 11.85%.

For the six-month period, the largest positive contributors to the Fund were consumer discretionary and information technology. The largest negative contributors to overall performance were communication services and financials.

From an individual stock perspective, Modine Manufacturing Company was the top contributor during the period. Modine manufactures and sells heat-transfer systems and components and thermal management products. Management’s 80/20 efforts are paying off, as margins in both the Climate Solutions and Performance Technologies segments are now materially higher than just a few years ago. Additionally, we believe an improved ability to commercialize the company’s highly engineered product portfolio is allowing the company to show the consistent revenue growth that was elusive before this management team was installed. In our view, earnings growth and multiple expansion have worked in tandem in Modine’s favor.

WideOpenWest, Inc. continues to be a bottom contributor. Management cited competition from Fixed Wireless being more difficult than they expected. These challenges were exacerbated by poor execution in the later part of the period.

The Fund made seven new investments and sold five investments during the six-month period. One notable addition was within the energy sector. We made an investment in Sitio Royalties (STR) which is an oil and gas mineral owner with concentrated, high productivity positions in the Permian, Delaware and Eagleford basins. The company has been a consolidator of Permian acreage interests, and after recently merging with Brigham Minerals, we believe it has strong scale, limited leverage, and an advantaged position from which to continue to consolidate the basin to drive earnings growth.

January 1st, 2024 is the Fund’s 15th year anniversary. While there have been significant macro challenges to contend with (great financial crisis, quantitative easing/ zero interest rates, a global pandemic, and renewed inflation flames), we have never veered from our core philosophy which we laid out over 15 years ago. Our philosophy is firmly rooted in the concept that current and consistent cash flow always retain value. We believe capital allocation can be incredibly impactful, but if poorly executed can destroy meaningful value. We strive to make these investments at an attractive valuation. Each year the team talks to approximately 250-300 companies in order to find ones that meet our criteria. This is a labor-intensive process, but we believe it enables us to find opportunities that do not present themselves nice and neatly in a screen. Finally, we believe risk management and sell discipline helps to ensure that we protect investors capital. As we start 2024, we continue to be confident about the sound foundation of our cash flow oriented investing philosophy, the strength of our investment process, and the team’s ability to find attractive investments for our investors.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 88.4%

Communication Services — 5.4%
Cable One, Inc.	49,916	$27,782,746
Nexstar Media Group, Inc.	167,930	26,323,028
Shutterstock, Inc.	279,663	13,502,130
WideOpenWest, Inc.(a)	621,705	2,517,905
		70,125,809
Consumer Discretionary — 14.8%
La-Z-Boy, Inc.	589,738	21,773,127
Modine Manufacturing Co.(a)	883,285	52,732,114
Monarch Casino & Resort, Inc.	231,399	16,001,241
Monro, Inc.	214,210	6,284,921
Murphy USA, Inc.	64,898	23,140,031
Oxford Industries, Inc.	57,850	5,785,000
Signet Jewelers Ltd.	426,767	45,775,029
Vista Outdoor, Inc.(a)	764,610	22,609,518
		194,100,981
Consumer Staples — 1.9%
TreeHouse Foods, Inc.(a)	614,861	25,485,988

Energy — 6.6%
Bristow Group, Inc.(a)	431,395	12,195,537
ChampionX Corp.	833,699	24,352,348
Oceaneering International, Inc.(a)	1,146,419	24,395,795
REX American Resources Corp.(a)	399,990	18,919,527
Sitio Royalties Corp. — Class A	291,372	6,850,156
		86,713,363
Financials — 25.6%
Alerus Financial Corp.	158,013	3,537,911
Amalgamated Financial Corp.	504,120	13,580,993
Assurant, Inc.	163,632	27,570,356
Assured Guaranty Ltd.	332,554	24,885,015
Bancorp, Inc.(a)	814,856	31,420,847
Dime Community Bancshares, Inc.	419,825	11,305,887
Eastern Bankshares, Inc.	1,718,636	24,404,631
First Bancorp	269,084	9,958,799
Hanover Insurance Group, Inc.	149,087	18,102,144
International Money Express, Inc.(a)	642,960	14,202,986
MGIC Investment Corp.	1,109,064	21,393,845
NCR Atleos Corp.(a)	866,425	21,045,463
Pacific Premier Bancorp, Inc.	906,755	26,395,638
Peapack-Gladstone Financial Corp.	306,769	9,147,852
Peoples Bancorp, Inc.	334,868	11,305,144
Seacoast Banking Corp. of Florida	214,210	6,096,417
UMB Financial Corp.	185,450	15,494,348
Virtus Investment Partners, Inc.	51,238	12,387,299
White Mountains Insurance Group Ltd.	8,264	12,437,403
WSFS Financial Corp.	440,981	20,254,257
		334,927,235
Health Care — 2.1%
Patterson Cos., Inc.	944,110	26,859,930

Industrials — 15.2%
Albany International Corp. — Class A	254,209	24,968,408
Civeo Corp.	219,499	5,015,552
Curtiss-Wright Corp.	113,386	25,261,267
EnPro, Inc.	171,236	26,839,531
Federal Signal Corp.	431,395	33,105,253
Kadant, Inc.	79,337	22,238,954
Leonardo DRS, Inc.(a)	906,755	18,171,370
Mueller Water Products, Inc. — Class A	1,742,107	25,086,341
Thermon Group Holdings, Inc.(a)	575,854	18,755,565
		199,442,241
Information Technology — 8.4%
Bel Fuse, Inc. — Class A	24,970	1,601,076
Crane NXT Co.	343,132	19,513,917
CTS Corp.	670,397	29,323,165
NCR Voyix Corp.(a)	1,192,699	20,168,540
Onto Innovation, Inc.(a)	191,069	29,214,450
PC Connection, Inc.	151,438	10,178,148
		109,999,296
Materials — 6.6%
Eagle Materials, Inc.	200,656	40,701,063
Ingevity Corp.(a)	457,510	21,603,622
Orion S.A.	854,855	23,705,129
		86,009,814
Utilities — 1.8%
Portland General Electric Co.	403,957	17,507,496
Star Group L.P.	490,897	5,660,042
		23,167,538
TOTAL COMMON STOCKS
(Cost $811,876,591)		1,156,832,195

REAL ESTATE INVESTMENT TRUSTS — 7.9%

Financials — 1.9%
Ladder Capital Corp.	2,143,420	24,670,764

Real Estate — 6.0%
CTO Realty Growth, Inc.	198,342	3,437,267
EastGroup Properties, Inc.	52,561	9,647,046
Equity Commonwealth	1,089,230	20,913,216
Essential Properties Realty Trust, Inc.	855,186	21,858,553
Getty Realty Corp.	484,616	14,160,480
Global Medical REIT, Inc.	833,038	9,246,722
		79,263,284
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $85,645,338)		103,934,048

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 3.9%

Money Market Funds — 3.9%
First American Government Obligations
Fund — Class Z, 5.25%(b)	50,449,129	$50,449,129
TOTAL SHORT-TERM INVESTMENTS
(Cost $50,449,129)		50,449,129
TOTAL INVESTMENTS — 100.2%
(Cost $947,971,058)		$1,311,215,372
Liabilities in Excess of Other Assets — (0.2)%		(2,481,670)
TOTAL NET ASSETS — 100.0%		$1,308,733,702

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	25.6%
Industrials	15.2%
Consumer Discretionary	14.8%
Information Technology	8.4%
Real Estate Investment Trusts	7.9%
Energy	6.6%
Materials	6.6%
Communication Services	5.4%
Money Market Funds	3.9%
Health Care	2.1%
Consumer Staples	1.9%
Utilities	1.8%
Other Assets and Liabilities	(0.2)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Sustainable Small-Cap Core Fund (the “Fund”) Institutional Shares increased 9.26% in value. During the same period, the Russell 2000® Index, the Fund’s benchmark, increased 8.18%.

The beginning of the six-month period was met with broad market declines driven by weakening economic data points, which was further compounded by the rising 10-year Treasury yield that hit its highest point since 2007, leading to a particularly challenging environment for smaller, higher multiple, unprofitable companies. As we approached the end of the period, the Fed’s willingness to hold rates steady and expectations for possible rate cuts in 2024 catalyzed a risk-on market environment, particularly within the small-cap asset class, which experienced strong performance relative to the broad market.

The Fund’s outperformance during the six-month period was largely driven by strong stock selection within the health care and industrials sectors, which more than offset weak stock selection within the communication services and consumer staples sectors.

The largest contributors to returns included Onto Innovation, TopBuild, Assured Guaranty, Kadant, and Federal Signal. The Fund’s largest individual contributor, Onto Innovation, benefitted from the company’s strong position in advanced packaging, specifically within Taiwan Semiconductor’s Chip-on-Wafer-on-Substrate (CoWoS) package, which has the potential to be a key enabler of GenAI. We trimmed our large position during the six-month period on this strength.

The largest detractors included Ingevity, Cable One, Phreesia, TreeHouse Foods, and OrthoPediatrics. The Fund’s largest individual detractor, Ingevity, has posted disappointing results primarily within its Pine Chemicals division due to reduced pricing in resins as economic activity has slowed. Offsetting some of this weakness has been strong results in the company’s Performance Chemicals segment, driven by better-than-expected pavement demand; Ingevity believes that its more sustainable products in this segment have contributed to pricing power.

We took advantage of the volatile markets to initiate six new positions in the Fund, including Equity Commonwealth, Kadant, LifeStance Health Group, NCR Atleos, NCR Voyix, and Vista Outdoor. Many of these investments, except for Kadant and LifeStance, were made in part due to planned corporate actions taking place (M&A, spin-offs, and divestures, for example) that we believe have the potential to unlock shareholder value over time. Many of these additions to the portfolio replaced eight positions that were eliminated during the period, including Abcam, Angi Inc, Arvinas, Azenta, EchoStar, Genpact, Hannon Armstrong Sustainable Infrastructure, and W. P. Carey.

In periods of fluctuating strength between the growth and value asset classes, we believe the Sustainable Small-Cap Core Fund’s focus on maintaining balanced exposure to these two corners of the market has served our shareholders well over a long-term investment horizon. Small-caps have yet to fully recover from their prior peak, last seen in the fourth quarter of 2021, and small-cap valuations continue to look compelling relative to large cap equities. Looking ahead, we believe investments with many of the fundamental characteristics that we seek out—such as effective capital allocation, low leverage, durable free cash flows, and strong revenue visibility—are well-positioned to navigate these turbulent markets.

Sincerely,

Timothy Hathaway, CFA	Christopher Berrier
Portfolio Manager	Portfolio Manager

Emily Dwyer	J. David Schuster
Portfolio Manager	Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Earnings growth is not representative of the Fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 90.5%

Communication Services — 3.5%
Cable One, Inc.	2,230	$1,241,195
Nexstar Media Group, Inc. — Class A	6,957	1,090,510
		2,331,705
Consumer Discretionary — 8.0%
Bright Horizons Family Solutions, Inc.(a)	16,949	1,597,273
Choice Hotels International, Inc.	1,135	128,596
First Watch Restaurant Group, Inc.(a)	30,141	605,834
TopBuild Corp.(a)	4,149	1,552,805
Vista Outdoor, Inc.(a)	22,193	656,247
Wyndham Hotels & Resorts, Inc.	8,877	713,800
		5,254,555
Consumer Staples — 2.7%
Sprouts Farmers Market, Inc.(a)	11,354	546,241
TreeHouse Foods, Inc.(a)	28,861	1,196,288
		1,742,529
Financials — 20.0%
Assurant, Inc.	6,503	1,095,690
Assured Guaranty Ltd.	18,766	1,404,260
AvidXchange Holdings, Inc.(a)	78,138	968,130
Bancorp, Inc.(a)	39,224	1,512,478
Eastern Bankshares, Inc.	82,040	1,164,968
MGIC Investment Corp.	75,847	1,463,089
NCR Atleos Corp.(a)	42,300	1,027,467
Pacific Premier Bancorp, Inc.	28,324	824,512
Primerica, Inc.	2,828	581,889
Prosperity Bancshares, Inc.	8,918	604,016
UMB Financial Corp.	6,090	508,820
WEX, Inc.(a)	5,946	1,156,794
WSFS Financial Corp.	16,908	776,584
		13,088,697
Health Care — 16.9%
Accolade, Inc.(a)	46,057	553,145
Alignment Healthcare, Inc.(a)	47,915	412,548
Ascendis Pharma A/S — ADR(a)	6,296	792,981
Blueprint Medicines Corp.(a)	7,742	714,122
Charles River Laboratories
International, Inc.(a)	2,333	551,521
Encompass Health Corp.	15,483	1,033,026
HealthEquity, Inc.(a)	15,380	1,019,694
Inari Medical, Inc.(a)	14,575	946,209
Karuna Therapeutics, Inc.(a)	3,055	966,938
LifeStance Health Group, Inc.(a)	52,333	409,767
NeoGenomics, Inc.(a)	71,697	1,160,058
Neurocrine Biosciences, Inc.(a)	5,884	775,276
OrthoPediatrics Corp.(a)	15,979	519,477
Phreesia, Inc.(a)	26,879	622,249
SI-BONE, Inc.(a)	28,014	588,014
		11,065,025
Industrials — 19.6%
AZEK Co., Inc.(a)	34,001	1,300,538
Comfort Systems USA, Inc.	4,108	844,892
EnPro Industries, Inc.	8,154	1,278,058
Federal Signal Corp.	23,390	1,794,949
John Bean Technologies Corp.	1,466	145,794
Kadant, Inc.	4,562	1,278,774
Mueller Water Products, Inc. — Class A	99,010	1,425,744
SiteOne Landscape Supply, Inc.(a)	2,870	466,375
SPX Technologies, Inc.(a)	19,406	1,960,200
Valmont Industries, Inc.	3,179	742,328
Woodward, Inc.	5,698	775,669
Zurn Elkay Water Solutions Corp.	27,849	819,039
		12,832,360
Information Technology — 14.9%
Aspen Technology, Inc.(a)	1,817	400,013
BlackLine, Inc.(a)	12,304	768,262
CTS Corp.	25,186	1,101,636
Dynatrace, Inc.(a)	12,683	693,633
Entegris, Inc.	3,303	395,765
Envestnet, Inc.(a)	7,102	351,691
Infinera Corp.(a)	136,706	649,354
Littelfuse, Inc.	2,787	745,690
NCR Voyix Corp.(a)	55,017	930,337
Onto Innovation, Inc.(a)	12,861	1,966,446
Power Integrations, Inc.	7,989	655,977
Workiva, Inc.(a)	11,045	1,121,399
		9,780,203
Materials — 3.6%
HB Fuller Co.	17,093	1,391,541
Ingevity Corp.(a)	20,314	959,227
		2,350,768
Real Estate — 1.3%
DigitalBridge Group, Inc.	50,496	885,700
TOTAL COMMON STOCKS
(Cost $49,920,715)		59,331,542

REAL ESTATE INVESTMENT TRUSTS — 3.9%

Real Estate — 3.9%
EastGroup Properties, Inc.	5,863	1,076,096
Equity Commonwealth	34,166	655,987
Essential Properties Realty Trust, Inc.	33,340	852,170
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $2,373,942)		2,584,253
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 5.5%

Money Market Funds — 5.5%
First American Government Obligations
Fund — Class Z, 5.25%(b)	3,639,491	$3,639,491
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,639,491)		3,639,491
TOTAL INVESTMENTS — 99.9%
(Cost $55,934,148)		65,555,286
Other Assets in Excess of Liabilities — 0.1%		35,495
TOTAL NET ASSETS — 100.0%		$65,590,781

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	20.0%
Industrials	19.6%
Health Care	16.9%
Information Technology	14.9%
Consumer Discretionary	8.0%
Money Market Funds	5.5%
Real Estate Investment Trusts	3.9%
Materials	3.6%
Communication Services	3.5%
Consumer Staples	2.7%
Real Estate	1.3%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Value Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Sustainable Value (the “Fund”) Investor Shares increased 11.38% in value. During the same period, the Russell 1000® Value Index, the Fund’s benchmark, increased 6.03%.

For the six-month period ended December 31, 2023, the Fund outperformed its benchmark despite the fair share of volatility throughout the period. Industrials, utilities, and consumer discretionary were all sources of positive performance during the period. The negative contributor was energy.

From an individual stock perspective, Constellation Energy Corporation was the top positive contributor. We believe that the company had a strong period because of the improved performance of their commercial business driven by market volatility as well as favorable operating results and pricing in their core Nuclear & Gas fleets. We believe the company demonstrated strong capital allocation through an attractive acquisition of a nuclear power plant in Texas. The bottom contributor was Bio-Rad Laboratories, Inc (BIO). The company underperformed as results throughout the year demonstrated that the life science tools industry downturn has yet to bottom. We believe both BIO and the industry are facing continued headwinds from tighter spending and inventory destocking by company’s customers. The surprise departure of the company’s CFO later in the year also weighed on sentiment.

Activity was strong during the six-month period, and we remain pleased with continued buildout of our pipeline of potential new investments. The Fund made five new investments and exited from two. The exits were both in financials. The new investments were diversified with one in financials, one in materials, one in information technology, one in consumer staples, and one in health care.

One notable investment is our investment in Dell Technologies. The company has gone under a multi-year simplification process and is currently hitting a capital inflection point that we think is underappreciated by the market. Dell has been a consistent market share gainer and free cash flow generator over the last decade and we find the current valuation of >9% free cash flow (FCF) yield very attractive.

We continue to believe that a portfolio of companies that generate consistent high levels of free cash flow, possess a Sustainable Cash Flow Advantage (SCFA), exhibit capital discipline, and trade at attractive valuations will lead to compelling risk adjusted returns over the long term while providing a margin of safety for our investors.

Sincerely,

Michael Poggi
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Value Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.6%

Communication Services — 11.0%
Alphabet, Inc. — Class C(a)	8,045	$1,133,782
Comcast Corp. — Class A	58,819	2,579,213
Nexstar Media Group, Inc.	6,229	976,396
T-Mobile US, Inc.	16,682	2,674,625
		7,364,016
Consumer Discretionary — 6.7%
Best Buy Co., Inc.	13,030	1,019,988
Expedia Group, Inc.(a)	8,715	1,322,850
Wyndham Hotels & Resorts, Inc.	26,638	2,141,962
		4,484,800
Consumer Staples — 5.2%
Kenvue, Inc.	54,485	1,173,062
Unilever PLC — ADR	47,883	2,321,368
		3,494,430
Energy — 5.8%
ChampionX Corp.	62,234	1,817,855
Schlumberger NV	40,100	2,086,804
		3,904,659
Financials — 16.5%
American International Group, Inc.	23,439	1,587,992
Ameriprise Financial, Inc.	2,306	875,888
Assurant, Inc.	7,499	1,263,507
Bank of America Corp.	69,713	2,347,236
Fidelity National Information Services, Inc.	40,836	2,453,018
KKR & Co., Inc.	17,470	1,447,390
Morgan Stanley	11,531	1,075,266
		11,050,297
Health Care — 15.4%
AbbVie, Inc.	6,463	1,001,571
Bio-Rad Laboratories, Inc. — Class A(a)	3,040	981,586
Centene Corp.(a)	14,088	1,045,470
Elevance Health, Inc.	3,219	1,517,952
Gilead Sciences, Inc.	12,520	1,014,245
Laboratory Corp. of America Holdings	6,810	1,547,845
Medtronic PLC	20,743	1,708,808
Merck & Co., Inc.	13,665	1,489,758
		10,307,235
Industrials — 13.6%
Ferguson PLC	16,502	3,186,041
Lincoln Electric Holdings, Inc.	4,499	978,353
Masco Corp.	23,005	1,540,874
Trane Technologies PLC	8,301	2,024,614
Waste Connections, Inc.	8,944	1,335,071
		9,064,953
Information Technology — 12.1%
Applied Materials, Inc.	5,340	865,454
Cisco Systems, Inc.	29,828	1,506,910
Cognizant Technology
Solutions Corp. — Class A	8,928	674,332
Dell Technologies, Inc. — Class C	14,935	1,142,528
Micron Technology, Inc.	12,917	1,102,337
NXP Semiconductors NV	6,102	1,401,507
TD SYNNEX Corp.	12,768	1,373,964
		8,067,032
Materials — 3.9%
CRH PLC	37,368	2,584,371

Real Estate — 1.7%
CBRE Group, Inc. — Class A(a)	12,164	1,132,347

Utilities — 3.7%
Constellation Energy Corp.	21,449	2,507,174
TOTAL COMMON STOCKS
(Cost $56,182,533)		63,961,314

SHORT-TERM INVESTMENTS — 4.7%

Money Market Funds — 4.7%
First American Government Obligations
Fund — Class Z, 5.25%(b)	3,128,266	3,128,266
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,128,266)		3,128,266
TOTAL INVESTMENTS — 100.3%
(Cost $59,310,799)		67,089,580
Liabilities in Excess of Other Assets — (0.3)%		(209,391)
TOTAL NET ASSETS — 100.0%		$66,880,189

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	16.5%
Health Care	15.4%
Industrials	13.6%
Information Technology	12.1%
Communication Services	11.0%
Consumer Discretionary	6.7%
Energy	5.8%
Consumer Staples	5.2%
Money Market Funds	4.7%
Materials	3.9%
Utilities	3.7%
Real Estate	1.7%
Other Assets and Liabilities	(0.3)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Global Leaders Fund Investor Shares (the “Fund”) increased 7.44% in value. During the same period, the MSCI All Country World Index (ACWI), the Fund’s benchmark, increased 7.26%.

For the 6 months ended December 31, 2023, the volatile market environment continued and culminated in a strong, macro driven year-end rally. The biggest drivers of outperformance during the period were investment selection in industrials, consumer discretionary and information technology with financials and health care contributing negatively to performance. The year-end rally in technology investments highlighted the transformative potential of Generative AI. The shift from technology enabling efficiency tools to emulating human thought and creative skills is transformative. We believe we are invested in some of the best companies positioned to benefit from new technology solutions and the acceleration of processing power to the cloud. We currently see most opportunity within technical infrastructure and semiconductor companies as well as cloud data center operators and are invested in beneficiaries such as Taiwan Semiconductor, Marvell Technology, Alphabet and Microsoft. We also believe that companies with large proprietary data sets have a relative competitive advantage and are invested in companies such as Adobe, Intuit, Wolters Kluwer and London Stock Exchange Group. Health care, despite underperforming, holds in our view one of the highest potentials for new opportunities for the strategy. We do believe some of the pressures on our investments in Roche, Edwards Lifesciences and Coloplast to be short-term, company specific issues. Health care valuations for the first time in almost 5 years have become quite compelling on the Global Leaders valuation framework.

We exited our position in Otis. We had switched from Schindler into Otis last year as we considered it a higher quality company that had reached our double-digit 5-year IRR valuation target for entry. Whilst our fundamental base case had barely moved since the start of our investment, the sharp rise in Otis’s share price saw us exit purely based on valuation. We would be happy to own it again at a more favourable price. Within our process we believe there is significant value in our Drawdown Reviews. Our focus in a Drawdown Review is on the reason driving share price performance, whether it is temporary (demand side) or permanent (supply side or regulation). Four of our five bottom contributors during the period went through the drawdown process and we added to all of them. We increased our investment in General Electric (GE) to a top ten weight. GE Aerospace is the dominant maker of narrow- and wide-body aerospace engines with an attractive business model protected by substantial barriers of entry, multiple economic moats and strong pricing power. It is a capital light business model where close to 70% of revenues are generated through after-market servicing of engines. GE has significantly simplified their business over the past 5 years, culminating in the spinoff of its power business (GE Vernova) which appears to be on track for 1Q24.

The Global Leaders strategy is focused on delivering attractive long-term performance by investing in a concentrated portfolio of companies that can uniquely solve a problem for their customer and generate attractive economics for shareholders. The Global Leaders team remains dedicated to executing on our investment process that we believe will deliver value for our investors over the long run.

Sincerely,

Mick Dillon, Bertie Thomson
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.0%

Brazil — 1.9%
B3 S.A. — Brasil Bolsa Balcao	10,563,604	$31,605,992

China — 2.6%
AIA Group, Ltd.	5,073,144	44,150,976

Denmark — 2.2%
Coloplast A/S — Class B	329,307	37,628,640

France — 3.3%
Safran S.A.	316,646	55,827,872

Germany — 6.3%
CTS Eventim AG & Co. KGaA	511,524	35,379,623
Deutsche Boerse AG	343,118	70,659,795
		106,039,418
India — 3.6%
HDFC Bank, Ltd.	2,994,825	61,322,101

Indonesia — 2.3%
Bank Rakyat Indonesia Persero Tbk PT	102,801,464	38,208,002

Netherlands — 4.6%
ASML Holding NV	49,650	37,581,078
Wolters Kluwer NV	274,546	39,059,442
		76,640,520
Sweden — 2.0%
Atlas Copco AB — Class B	2,218,261	32,910,422

Switzerland — 3.1%
Roche Holding AG	178,825	51,983,277

Taiwan — 3.2%
Taiwan Semiconductor
Manufacturing Co., Ltd. — ADR	509,418	52,979,472

United Kingdom — 6.7%
London Stock Exchange Group PLC	524,490	62,000,703
Unilever PLC	1,029,475	49,837,880
		111,838,583
United States — 55.2%

Communication Services — 4.4%
Alphabet, Inc. — Class C(a)	528,589	74,494,048

Consumer Discretionary — 4.3%
Booking Holdings, Inc.(a)	10,616	37,657,288
TJX Cos., Inc.	379,894	35,637,856
		73,295,144
Consumer Staples — 2.5%
Estee Lauder Cos., Inc. — Class A	283,740	41,496,975

Financials — 12.3%
Charles Schwab Corp.	624,181	42,943,653
Mastercard, Inc. — Class A	163,464	69,719,031
Moody’s Corp.	111,295	43,467,375
Visa, Inc. — Class A	192,641	50,154,084
		206,284,143
Health Care — 2.4%
Edwards Lifesciences Corp.(a)	520,658	39,700,173

Industrials — 8.7%
Allegion PLC	301,938	38,252,525
Ferguson PLC	224,697	43,382,250
General Electric Co.	502,580	64,144,285
		145,779,060
Information Technology — 18.5%
Adobe, Inc.(a)	64,176	38,287,402
Autodesk, Inc.(a)	149,752	36,461,617
Intuit, Inc.	78,017	48,762,966
Marvell Technology, Inc.	715,339	43,142,095
Microsoft Corp.	385,560	144,985,981
		311,640,061
Materials — 2.1%
Sherwin-Williams Co.	114,029	35,565,645
Total United States		928,255,249
TOTAL COMMON STOCKS
(Cost $1,124,526,779)		1,629,390,524

SHORT-TERM INVESTMENTS — 2.8%

Money Market Funds — 2.8%
First American Government Obligations
Fund — Class Z, 5.25%(b)	47,607,562	47,607,562
TOTAL SHORT-TERM INVESTMENTS
(Cost $47,607,562)		47,607,562
TOTAL INVESTMENTS — 99.8%
(Cost $1,172,134,341)		1,676,998,086
Other Assets in Excess of Liabilities — 0.2%		4,039,114
TOTAL NET ASSETS — 100.0%		$1,681,037,200

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Financials	30.6%
Information Technology	23.9%
Industrials	16.3%
Health Care	7.7%
Communication Services	6.5%
Consumer Staples	5.5%
Consumer Discretionary	4.4%
Money Market Funds	2.8%
Materials	2.1%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Sustainable International Leaders Fund (the “Fund”) Investor Shares returned -0.02% in value. During the same period, the MSCI ACWI ex US Index, the Fund’s benchmark, increased 5.61%. Despite the persistent macroeconomic challenges, inflation appears to be gradually moderating in several major economies. The prevailing economic outlook, however, remains cautious in many key markets, with geopolitical risks continuing to be top of mind for investors. As fundamental investors, we remain steadfastly focused on bottom-up opportunities and aim to own businesses that should perform well in multiple different futures.

The main drivers of underperformance were Financials and Industrials. Within Financials specifically Adyen and AIA Group contributed negatively. AIA is a high-quality, structurally growing insurance company and very well positioned, in our view, to capitalize on transformative trends in its end markets. We added to our position on weakness. The largest negative contributor, payment provider Adyen, saw growth and margin headwinds from the expansion of its business in the U.S., where it has started to increasingly come up against strong incumbents delivering what seem to be comparable outcomes at lower fees. We exited the position in August. Despite Industrials ending the year as one of the largest drivers of full year outperformance we saw idiosyncratic issues at Rentokil and Grupo Aeroporto del Pacifico (GAP) impact performance towards year-end. The global leader in pest control, Rentokil contributed negatively as it is going through the integration with U.S. pest control company Terminix. We believe this transition to be temporary with strong long-term growth opportunities for the combined entity. GAP experienced a change in their tariff regime which diminished our confidence in our thesis, and we exited our position.

We added two new investments to the portfolio, dominant maker of bike components globally, Japanese company Shimano and global beverage company Diageo. Shimano benefits from the strong brand loyalty and its scale in manufacturing while its commitment to innovation is a key driver for sustained revenue growth and a continuous improvement in average selling prices. Diageo holds a best-in-class portfolio of brands. We believe its scale in advertising and promotion, distribution power and brand management positions it well to drive share gains in its categories and we saw an opportunity to build a position when near-term macro headwinds and continuing post-Covid supply chain challenges weighted on share prices.

With these new additions we believe we had the ability to enhance the quality of the portfolio in 2023 by adding high quality businesses that are valued at attractive 5-year IRRs. Looking at the portfolio today, as of December 31, 2023, we see what we believe to be attractive portfolio characteristics in key areas such as return on invested capital (18.3% ROIC), sales growth (7.1% 3-year sales growth CAGR) and free cash flow “FCF” yield (3.7%) as of December 31, 2023.

Sincerely,

Priyanka Agnihotri
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.0%

Brazil — 3.8%
B3 S.A. — Brasil Bolsa Balcao	416,558	$1,246,329

Canada — 4.5%
Waste Connections, Inc.	9,856	1,471,725

China — 3.5%
AIA Group, Ltd.	131,472	1,144,185

Denmark — 1.8%
Coloplast A/S — Class B	5,165	590,185

Finland — 3.3%
Kone Oyj — Class B	21,494	1,075,152

France — 7.9%
LVMH Moet Hennessy Louis Vuitton SE	1,343	1,091,235
Safran S.A.	8,300	1,463,373
		2,554,608
Germany — 8.9%
CTS Eventim AG & Co. KGaA	19,690	1,361,861
Deutsche Boerse AG	7,397	1,523,298
		2,885,159
India — 7.0%
HDFC Bank, Ltd. — ADR	21,093	1,415,551
Tata Consultancy Services Ltd.	18,676	850,578
		2,266,129
Indonesia — 3.3%
Bank Rakyat Indonesia Persero Tbk PT	2,855,563	1,061,321

Japan — 5.0%
Keyence Corp.	2,288	1,005,247
Shimano, Inc.	4,016	618,641
		1,623,888
Netherlands — 6.0%
ASML Holding NV	1,009	761,680
Wolters Kluwer NV	8,407	1,196,057
		1,957,737
Sweden — 3.3%
Atlas Copco AB — Class B	71,866	1,066,214

Switzerland — 7.0%
Roche Holding AG	3,592	1,044,171
Sika AG	3,717	1,212,025
		2,256,196
United Kingdom — 25.4%
Compass Group PLC	48,454	1,325,862
Diageo PLC	25,885	939,500
Experian PLC	31,861	1,299,779
Howden Joinery Group PLC	115,295	1,193,621
London Stock Exchange Group PLC	12,518	1,479,770
Rentokil Initial PLC	248,023	1,397,922
Unilever PLC	12,209	591,049
		8,227,503
United States — 7.3%
Booking Holdings, Inc.(a)	300	1,064,166
NXP Semiconductors NV	5,609	1,288,275
		2,352,441
TOTAL COMMON STOCKS
(Cost $27,128,935)		31,778,772

SHORT-TERM INVESTMENTS — 2.2%

Money Market Funds — 2.2%
First American Government Obligations
Fund — Class Z, 5.25%(b)	703,574	703,574
TOTAL SHORT-TERM INVESTMENTS
(Cost $703,574)		703,574
TOTAL INVESTMENTS — 100.2%
(Cost $27,832,509)		32,482,346
Liabilities in Excess of Other Assets — (0.2)%		(49,964)
TOTAL NET ASSETS — 100.0%		$32,432,382

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	25.4%
Germany	8.9%
France	7.9%
United States	7.3%
India	7.0%
Switzerland	7.0%
Netherlands	6.0%
Japan	5.0%
Canada	4.5%
Brazil	3.8%
China	3.5%
Finland	3.3%
Sweden	3.3%
Indonesia	3.3%
Money Market Funds	2.2%
Denmark	1.8%
Liabilities in Excess of Other Assets	(0.2%)
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the 6-month period ended December 31, 2023, the Brown Advisory Intermediate Income Fund (the “Fund”) Investor Shares returned 2.98%, behind the 3.51% return for its benchmark, the Bloomberg Intermediate U.S. Aggregate Bond Index.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process focused on downside protection. Duration and sector weightings are determined by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

During the period, the Federal Reserve’s monetary policy shifted from further elevating interest rates to how long rates would stay elevated. Moreover, commentary centered around what the impact of an increasing term premium, the additional yield compensation investors require to hold longer bonds, could have on economic conditions. For the entirety of the period, long-term interest rates were marginally higher while short-term interest rates were markedly lower. However, when scoring the change from the September FOMC meeting forward, long-term rates moved significantly lower, erasing the previous move higher which was supported by Federal Reserve officials’ aggressive ‘higher-for-longer’ mantra. Home and auto sales, notoriously sensitive portions of the economy, should have slowed due to elevated interest rates, yet the seasonally adjusted annual rate of auto sales exceeded fifteen million units and housing prices reached new highs in many major metropolitan markets for 2023.

Throughout the period, we were neutrally positioned with respect to interest rates, though we mildly extended duration as the period was ending. In retrospect, it would have been impactful to increase duration more meaningfully, but going forward we should have the opportunity to do so as the Federal Reserve’s pursues its elusive target inflation rate of 2%.

Given the continued resilience of corporate balance sheets and the broader economy, we moved to an overweight position in corporate credit. We invested in companies that we believed would exhibit less cyclicality if a recession does occur and focused, in part, on shorter maturity bonds that are higher yielding due to technical market conditions. This proved a good decision as credit spreads meaningfully tightened once investors became increasingly convinced of an economic soft landing. Within securitized bonds, we continue to focus on government-backed mortgage bonds since spreads remain elevated and these securities have limited extension risk. Broadly, we experienced mixed performance with lower coupon mortgages underperforming and higher coupon bonds rallying as the interest rate environment evolved. Lastly, although we primarily utilize Treasuries for liquidity and duration management, we ended the period with a lower weighting in favor of corporate and mortgage bonds.

Looking forward, we believe income will return to being the primary driver of return, rather than capital appreciation resulting from a secular period of ever lower interest rates. We expect our research focused investment process will continue to identify attractive individual security opportunities, enhancing the yield and income profile of the Fund.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise.

The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
U.S. TREASURY SECURITIES — 31.0%

United States Treasury Note
0.88%, 11/15/2030	$2,735,000	$2,247,401
1.88%, 02/15/2032	12,935,000	11,124,605
2.25%, 03/31/2026	6,775,000	6,500,295
2.75%, 05/15/2025	3,320,000	3,241,928
2.88%, 05/15/2028	5,395,000	5,174,669
3.00%, 06/30/2024	3,000,000	2,968,665
3.25%, 06/30/2029	6,200,000	6,001,648
TOTAL U.S. TREASURY SECURITIES (Cost $39,547,194)		37,259,211

CORPORATE BONDS — 25.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.65%, 10/29/2024	1,345,000	1,298,824
American Tower Corp., 3.60%, 01/15/2028	686,000	654,160
Analog Devices, Inc., 1.70%, 10/01/2028	1,400,000	1,242,528
Aptiv PLC, 3.25%, 03/01/2032	754,000	666,437
Bio-Rad Laboratories, Inc., 3.70%, 03/15/2032	1,405,000	1,269,361
Carrier Global Corp., 2.24%, 02/15/2025	1,215,000	1,178,260
Citigroup, Inc., 3.20%, 10/21/2026	1,259,000	1,200,961
Clorox Co., 4.40%, 05/01/2029	1,221,000	1,209,624
Comcast Corp., 3.40%, 04/01/2030	694,000	649,845
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/2030	1,211,000	1,129,809
Crown Castle, Inc., 3.30%, 07/01/2030	719,000	645,145
Dollar General Corp., 3.88%, 04/15/2027	1,235,000	1,197,712
Dollar Tree, Inc., 4.20%, 05/15/2028	1,251,000	1,224,842
Ferguson Finance PLC, 4.65%, 04/20/2032 (a)	1,335,000	1,290,851
Fortis, Inc., 3.06%, 10/04/2026	680,000	645,947
Hasbro, Inc., 3.55%, 11/19/2026	1,250,000	1,186,032
JB Hunt Transport Services, Inc., 3.88%, 03/01/2026	644,000	631,472
Keysight Technologies, Inc., 4.60%, 04/06/2027	1,196,000	1,192,748
Marvell Technology, Inc., 5.75%, 02/15/2029	1,195,000	1,235,501
Morgan Stanley, 3.13%, 07/27/2026	1,260,000	1,206,898
PNC Financial Services Group, Inc., 6.88% (Fixed until 10/20/2033, then SOFR + 2.28%), 10/20/2034	1,062,000	1,179,414
Revvity, Inc., 1.90%, 09/15/2028	764,000	661,694
Sysco Corp., 5.95%, 04/01/2030	604,000	642,493
Trimble, Inc., 6.10%, 03/15/2033	1,205,000	1,290,262
Veralto Corp., 5.45%, 09/18/2033 (a)	1,240,000	1,285,234
Verizon Communications, Inc., 2.10%, 03/22/2028	1,376,000	1,245,332
Wells Fargo & Co., 3.00%, 10/23/2026	1,269,000	1,205,339
West Fraser Timber Co., Ltd., 4.35%, 10/15/2024 (a)	1,000,000	984,343
Xylem, Inc., 1.95%, 01/30/2028	730,000	660,242
TOTAL CORPORATE BONDS (Cost $31,376,281)		30,111,310

MORTGAGE-BACKED SECURITIES — 22.4%
Federal Home Loan Mortgage Corp.
Pool QE0622, 2.00%, 04/01/2052	801,669	665,878
Pool QF0492, 5.50%, 09/01/2052	899,471	912,060
Pool RA7927, 4.50%, 09/01/2052	1,312,290	1,272,984
Pool SD0913, 2.50%, 02/01/2052	1,466,878	1,254,381
Pool SD3234, 2.50%, 12/01/2051	1,663,152	1,418,749
Pool SD3475, 5.50%, 08/01/2053	1,250,677	1,257,186
Pool SD3477, 6.50%, 08/01/2053	565,793	586,413
Pool WA3311, 2.21%, 04/01/2038	1,651,876	1,235,708
Series 4634, Class MA, 4.50%, 11/15/2054	818,102	808,679
Series 5145, Class AB, 1.50%, 09/25/2049	435,957	333,433
Series Q006, Class APT2, 2.76%, 09/25/2026 (b)	95,981	91,792
Series Q007, Class APT1, 6.00%, 10/25/2047 (b)	77,062	76,834
Series Q010, Class APT1, 4.74%, 04/25/2046 (b)	42,823	43,016

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 22.4% (Continued)
Federal National Mortgage Association
Pool 628837, 6.50%, 03/01/2032	$7,882	$8,214
Pool 663238, 5.50%, 09/01/2032	11,055	11,348
Pool 741373, 6.41% (1 Year CMT Rate + 2.28%), 12/01/2033	6,068	6,043
Pool 744805, 5.27% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.52%), 11/01/2033	15,677	15,488
Pool 764342, 4.90% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.52%), 02/01/2034	19,634	19,499
Pool BL1160, 3.64%, 01/01/2026	750,000	732,351
Pool BQ3248, 2.00%, 11/01/2050	1,464,191	1,204,292
Pool BQ6307, 2.00%, 11/01/2050	1,341,927	1,103,724
Pool BR5634, 2.00%, 03/01/2051	797,432	659,073
Pool BW0025, 4.00%, 07/01/2052	674,123	640,539
Pool CB2548, 2.50%, 01/01/2052	1,318,638	1,127,715
Pool FM6555, 2.00%, 04/01/2051	1,033,187	848,830
Pool FM9973, 3.00%, 08/01/2051	1,359,472	1,215,370
Pool FS0031, 2.50%, 10/01/2051	1,321,129	1,124,305
Pool FS0348, 2.00%, 01/01/2052	1,489,114	1,233,517
Pool FS3607, 2.50%, 02/01/2037	1,039,766	959,632
Pool FS4862, 2.50%, 10/01/2051	1,508,244	1,286,110
Pool MA2998, 3.50%, 04/01/2032	321,860	313,179
Pool MA4208, 2.00%, 12/01/2050	740,998	610,135
Pool MA4492, 2.00%, 12/01/2051	1,141,047	934,512
Series 2016-M10, Class AV1, 2.35%, 11/25/2045	244,231	236,447
FREMF Mortgage Trust, Series 2020-KF74, Class B, 7.60% (30 day avg SOFR US + 2.26%), 01/25/2027 (a)	148,475	141,903
Ginnie Mae I Pool, Pool 781186, 9.00%, 06/15/2030	8,089	8,081
Government National Mortgage Association, Series 2021-84, Class ED, 1.00%, 07/16/2060	2,414,034	1,773,442
JP Morgan Mortgage Trust, Series 2020-LTV2, Class A15, 3.00%, 11/25/2050 (a)(b)	891,779	802,010
TOTAL MORTGAGE-BACKED SECURITIES (Cost $28,427,163)		26,972,872

	Shares
AFFILIATED MUTUAL FUNDS (Note 3) — 12.6%
Brown Advisory Mortgage Securities Fund — Institutional Shares	1,654,617	15,156,294
TOTAL AFFILIATED MUTUAL FUNDS (Cost $16,952,513)		15,156,294

	Par
ASSET-BACKED SECURITIES — 3.8%
American Homes 4 Rent Trust, Series 2015-SFR2, Class C, 4.69%, 10/17/2052 (a)	$510,000	500,512
CarMax Auto Owner Trust, Series 2021-2, Class C, 1.34%, 02/16/2027	900,000	843,903
CNH Equipment Trust, Series 2023-B, Class A2, 5.90%, 02/16/2027	1,230,000	1,238,118
Dext ABS LLC, Series 2021-1, Class A, 1.12%, 02/15/2028 (a)	195,230	190,098
FHF Trust
Series 2021-1A, Class A, 1.27%, 03/15/2027 (a)	50,473	48,822
Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	219,801	212,385
John Deere Owner Trust, Series 2023-C, Class A2, 5.76%, 08/17/2026	1,135,000	1,139,931
JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, 02/26/2029 (a)	280,785	270,985
Tesla Auto Lease Trust, Series 2021-A, Class C, 1.18%, 03/20/2025 (a)	115,287	114,923
TOTAL ASSET-BACKED SECURITIES (Cost $4,659,221)		4,559,677

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 4.4%
Money Market Funds — 4.4%
First American Government Obligations Fund — Class Z, 5.25%(c)	5,292,664	$5,292,664
TOTAL SHORT-TERM INVESTMENTS (Cost $5,292,664)		5,292,664
TOTAL INVESTMENTS — 99.2% (Cost $126,255,036)		119,352,028
Other Assets in Excess of Liabilities — 0.8%		938,000
TOTAL NET ASSETS — 100.0%		$120,290,028

Percentages are stated as a percent of net assets.
PLC — Public Limited Company
SOFR — Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.

(b)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2023.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

U.S. Treasury Securities	31.0%
Corporate Bonds	25.0%
Mortgage-Backed Securities	22.4%
Affiliated Mutual Funds	12.6%
Money Market Funds	4.4%
Asset-Backed Securities	3.8%
Other Assets and Liabilities	0.8%
100.0%

Schedule of Open Futures Contracts

	Contracts		Notional	Notional	Unrealized Appreciation
Description	Purchased	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2 Year Notes	81	03/28/2024	$16,511,511	$16,679,039	$167,528
U.S. Treasury 5 Year Notes	76	03/28/2024	8,081,723	8,266,781	185,058
U.S. Treasury Long Bonds	4	03/19/2024	463,706	499,750	36,044
			$25,056,940	$25,445,570	$388,630

	Contracts		Notional	Notional	Unrealized Appreciation
Description	Sold	Expiration Date	Amount	Value	(Depreciation)
10 Year U.S. Ultra Treasury Notes	(37)	03/19/2024	$(4,177,056)	$(4,366,578)	$(189,522)
U.S. Treasury 10 Year Notes	(25)	03/19/2024	(2,735,898)	(2,822,265)	(86,367)
U.S. Treasury Ultra Bonds	(8)	03/19/2024	(974,088)	(1,068,750)	(94,662)
			$(7,887,042)	$(8,257,593)	$(370,551)
Total Unrealized Appreciation (Depreciation)					$18,079

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the 6-month period ended December 31, 2023, the Brown Advisory Sustainable Bond Fund Institutional Shares (the “Fund”) returned 2.74%, underperforming the 3.37% return of the benchmark, the Bloomberg US Aggregate Bond Index. Relative underperformance for the period was primarily driven by positioning for a steeper yield curve, a defensive underweight position in corporate credit, and positioning within the securitized bond sectors.

The Fund seeks to take a sustainable and dynamic approach to fixed income. We believe that dynamic asset allocation underpinned by rigorous bottom-up security analysis and informed by top-down macro analysis, combined with our differentiated sustainable investment approach, can deliver an attractive stream of income and risk-adjusted returns through the economic cycle while addressing global sustainability challenges.

Heading into the 4th quarter, the bond market was looking at its third consecutive year of negative returns as the momentum of a strong economy continued. In November, we experienced one of the more powerful rallies in the bond market that we have seen in recent years, and the sharp decline in bond yields was enough to erase the absolute YTD losses in our fixed income portfolios. After causing much pain for the first 10 months of the year, the yield on the 10-year Treasury ended roughly where it started at about 3.9%.

Economic unpredictability has proven how difficult it is to forecast and time markets. We don’t put a lot of emphasis on trying to forecast, rather focus on what we can control. Our strength is staying nimble and flexible within our asset allocation and focusing on strong bottom-up security selection. Given the continued resilience of the economy and the ability of corporate balance sheets to weather higher interest rates, we’ve moved to a mildly overweight position in corporate bonds. We’ve invested in companies that we believe will exhibit less cyclicality if a recession does occur and focused, in part, on shorter maturity bonds that are higher yielding due to technical market conditions. We continue to decrease our exposure to structured credit in favor of traditional mortgage pass-through bonds that have elevated yields and spreads with minimal extension risk.

In our view, the tightening cycle ended in 2023 and it was a tall feat to moderate inflation while averting a recession. The discussion has now shifted to the timing and degree of policy easing and whether a “soft landing” will come to fruition in the U.S. While we do see a realistic path towards a “soft landing”, we are not blinded to increasing geopolitical risks and policy/economic challenges that could create significant hurdles to achieving that successfully.

Looking forward, we believe income will return to being the primary driver of return, rather than capital appreciation resulting from a secular period of ever lower interest rates. We expect our research focused and differentiated sustainable investment approach will continue to identify attractive individual security opportunities, enhancing the yield and income profile of the Fund.

Sincerely,

Amy Hauter, CFA
Portfolio Manager

Jason Vlosich
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 35.3%
Federal Home Loan Mortgage Corp.
Pool G31063, 3.50%, 11/01/2037	$581,893	$555,641
Pool QC5510, 3.50%, 07/01/2051	1,083,779	995,482
Pool QD5888, 3.50%, 02/01/2052	1,831,739	1,689,626
Pool QD7054, 3.00%, 02/01/2052	1,730,841	1,532,250
Pool QD7450, 3.00%, 03/01/2052	1,742,186	1,545,160
Pool QE0380, 2.50%, 04/01/2052	156,919	134,729
Pool RA6064, 2.50%, 09/01/2051	5,039,407	4,370,028
Pool RA6699, 3.50%, 02/01/2052	1,790,374	1,651,455
Pool SD2875, 5.00%, 05/01/2053	3,292,097	3,277,736
Pool SD3100, 3.50%, 09/01/2052	6,938,964	6,390,248
Pool SD3234, 2.50%, 12/01/2051	7,704,435	6,572,263
Pool SD3477, 6.50%, 08/01/2053	2,934,451	3,041,396
Series 2015-HQ2, Class M3, 8.70% (30 day avg SOFR US + 3.36%), 05/25/2025 (a)	52,918	53,613
Series 4094, Class NI, 2.50%, 03/15/2027 (b)	140,220	1,249
Series 4107, Class LI, 3.00%, 08/15/2027 (b)	1,608,247	92,874
Series 4143, Class IA, 3.50%, 09/15/2042 (b)	1,024,956	79,708
Series KW03, Class A2, 3.02%, 06/25/2027	300,000	287,285
Series Q007, Class APT1, 6.00%, 10/25/2047 (a)	142,269	141,847
Series Q010, Class APT1, 4.74%, 04/25/2046 (a)	85,646	86,032
Federal National Mortgage Association
Pool 467095, 5.90%, 01/01/2041	243,452	264,598
Pool BH7686, 4.50%, 12/01/2047	67,510	66,370
Pool BK5105, 5.50%, 05/01/2048	141,295	144,336
Pool BK8032, 5.50%, 06/01/2048	211,113	215,659
Pool BN4921, 5.50%, 01/01/2049	144,960	147,757
Pool BN4936, 5.50%, 12/01/2048	144,663	147,454
Pool BT7699, 4.00%, 09/01/2051	1,818,462	1,772,219
Pool BV4532, 3.50%, 03/01/2052	1,818,734	1,674,133
Pool CB2909, 3.50%, 02/01/2052	1,704,926	1,572,132
Pool DA0025, 6.00%, 09/01/2053	5,178,343	5,307,524
Pool FM8754, 3.00%, 09/01/2051	5,468,042	4,873,248
Pool FS0031, 2.50%, 10/01/2051	1,150,661	979,233
Pool FS0195, 2.50%, 01/01/2052	4,015,807	3,434,550
Pool FS0491, 3.50%, 01/01/2052	2,711,046	2,489,057
Pool FS0731, 2.00%, 02/01/2052	1,051,192	871,773
Pool FS1480, 2.50%, 11/01/2051	602,445	516,013
Pool FS4862, 2.50%, 10/01/2051	7,589,251	6,471,511
Pool FS5314, 2.00%, 05/01/2052	7,683,251	6,291,298
Pool FS5458, 5.50%, 08/01/2053	6,907,653	6,937,200
Pool MA2897, 3.00%, 02/01/2037	414,600	386,285
Pool MA4565, 3.50%, 03/01/2052	2,384,515	2,199,651
Series 2012-65, Class HJ, 5.00%, 07/25/2040	188,807	189,280
Series 2021-95, Class WI, 0.00%, 02/25/2035 (a)(b)	4,557,653	178,954
Federal National Mortgage Association, TBA
2.00%, 01/15/2054	17,960,000	14,682,300
3.00%, 01/15/2054	9,100,000	8,051,012
4.50%, 01/15/2054	7,200,000	6,980,063
5.00%, 01/15/2054	2,800,000	2,770,469
5.50%, 01/15/2054	4,820,000	4,841,088
6.00%, 01/15/2054	11,000,000	11,170,156
Ginnie Mae I Pool
Pool 723334, 5.00%, 09/15/2039	224,973	227,038
Pool 781950, 4.50%, 07/15/2035	509,109	503,880
Pool 783467, 4.00%, 10/15/2041	2,643,264	2,580,828

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 35.3% (Continued)
Ginnie Mae II Pool
Pool 784507, 4.00%, 12/20/2047	$3,077,747	$2,970,902
Pool MA2754, 3.50%, 04/20/2045	1,015,541	960,448
Pool MA6994, 2.00%, 11/20/2050	3,497,433	2,963,386
Pool MA7106, 2.00%, 01/20/2036	605,549	549,498
Pool MA7164, 2.00%, 02/20/2036	594,989	539,900
Pool MA7471, 2.00%, 07/20/2051	7,379,070	6,252,707
Pool MA7774, 6.00%, 11/20/2051	262,533	272,022
Government National Mortgage Association
Series 2014-135, Class IO, 0.42%, 01/16/2056 (a)(b)	228,627	4,121
Series 2014-45, Class BI, 0.54%, 07/16/2054 (a)(b)	366,383	3,867
Series 2015-172, Class IO, 0.62%, 03/16/2057 (a)(b)	213,139	4,447
Series 2016-40, Class IO, 0.61%, 07/16/2057 (a)(b)	426,164	8,796
Series 2016-56, Class IO, 1.01%, 11/16/2057 (a)(b)	285,431	12,287
Series 2016-98, Class IO, 0.85%, 05/16/2058 (a)(b)	418,898	15,786
Series 2017-167, Class SE, 0.73% (-1 x 1 mo. Term SOFR + 6.09%), 11/20/2047 (a)(b)(c)	1,855,263	234,818
Series 2021-125, Class UL, 1.50%, 07/20/2051	920,148	691,426
Series 2021-158, Class JD, 1.50%, 09/20/2051	1,343,418	988,050
Series 2021-160, Class DK, 2.00%, 09/20/2051	2,104,659	1,438,309
Series 2021-177, Class KD, 2.00%, 10/20/2051	1,383,690	1,075,160
Series 2021-84, Class ED, 1.00%, 07/16/2060	8,292,072	6,091,676
Series 2022-9, Class CD, 2.00%, 01/20/2052	2,468,351	1,972,104
Government National Mortgage Association, TBA
2.00%, 01/15/2054	18,085,000	15,316,441
2.50%, 01/15/2054	16,300,000	14,261,267
3.00%, 01/15/2054	8,800,000	7,968,790
4.00%, 01/15/2054	6,634,000	6,334,450
4.50%, 01/15/2054	4,915,000	4,797,513
5.00%, 01/15/2054	2,360,000	2,343,778
Seasoned Credit Risk Transfer Trust, Series 2017-1, Class M1, 4.00%, 01/25/2056 (a)(d)	45,312	44,890
TOTAL MORTGAGE-BACKED SECURITIES (Cost $213,105,494)		209,552,530

CORPORATE BONDS — 29.7%
AbbVie, Inc., 2.60%, 11/21/2024	6,010,000	5,874,170
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.65%, 10/29/2024	3,050,000	2,945,289
3.00%, 10/29/2028	6,495,000	5,933,043
AIB Group PLC
7.58% to 10/14/2025 then SOFR + 3.46%, 10/14/2026 (d)	2,840,000	2,931,875
6.61% to 09/13/2028 then SOFR + 2.33%, 09/13/2029 (d)	2,795,000	2,947,612
Aptiv PLC, 3.25%, 03/01/2032	6,675,000	5,899,822
AT&T, Inc., 4.35%, 03/01/2029	5,955,000	5,880,088
Bio-Rad Laboratories, Inc., 3.70%, 03/15/2032	6,575,000	5,940,247
CaixaBank S.A., 6.84% to 09/13/2033 then SOFR + 2.77%, 09/13/2034 (d)	5,550,000	5,866,227
Carrier Global Corp., 2.24%, 02/15/2025	6,060,000	5,876,755
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/2030	4,730,000	4,412,879
Crown Castle, Inc., 3.30%, 07/01/2030	6,570,000	5,895,137
Equinix, Inc., 3.20%, 11/18/2029	9,630,000	8,853,774
Ferguson Finance PLC, 4.65%, 04/20/2032 (d)	6,095,000	5,893,436
Ford Motor Credit Co. LLC, 4.06%, 11/01/2024	5,980,000	5,878,247
Fortis, Inc., 3.06%, 10/04/2026	6,210,000	5,899,014
Kreditanstalt fuer Wiederaufbau, 0.63%, 01/22/2026	19,025,000	17,669,487
Marvell Technology, Inc., 5.95%, 09/15/2033	8,390,000	8,903,249
Micron Technology, Inc., 6.75%, 11/01/2029	2,735,000	2,957,432
Nationwide Building Society, 4.30% to 03/08/2028 then 3 mo. LIBOR US + 1.45%, 03/08/2029 (d)	3,070,000	2,943,886
NatWest Group PLC, 5.08% to 01/27/2029 then 3 mo. LIBOR US + 1.91%, 01/27/2030	2,990,000	2,946,728
PNC Financial Services Group, Inc., 6.88% to 10/20/2033 then SOFR + 2.28%, 10/20/2034	5,445,000	6,046,998

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
CORPORATE BONDS — 29.7% (Continued)
Revvity, Inc., 2.25%, 09/15/2031	$9,120,000	$7,482,537
Roper Technologies, Inc., 1.75%, 02/15/2031	5,375,000	4,429,969
Societe Generale S.A., 2.80% to 01/19/2027 then 1 Year CMT Rate + 1.30%, 01/19/2028 (d)	6,390,000	5,890,059
Sprint Capital Corp., 8.75%, 03/15/2032	7,180,000	8,870,445
Toronto-Dominion Bank/The, 5.26%, 12/11/2026	5,780,000	5,896,397
Trimble, Inc., 6.10%, 03/15/2033	8,365,000	8,956,883
Veralto Corp., 5.45%, 09/18/2033 (d)	5,695,000	5,902,749
TOTAL CORPORATE BONDS (Cost $174,552,362)		175,824,434

FOREIGN GOVERNMENT BONDS — 24.0%
Asian Development Bank
2.88%, 05/06/2025	18,050,000	17,641,062
1.88%, 03/15/2029	10,200,000	9,187,173
Council of Europe Development Bank, 3.00%, 06/16/2025	14,100,000	13,775,681
European Investment Bank
2.75%, 08/15/2025	23,915,000	23,278,453
1.38%, 03/15/2027	24,655,000	22,679,363
Inter-American Development Bank
0.88%, 04/20/2026	22,670,000	21,024,695
5.29% (SOFR + 0.28%), 04/12/2027 (e)	10,625,000	10,607,614
International Bank for Reconstruction & Development, 0.63%, 04/22/2025	25,400,000	24,131,099
TOTAL FOREIGN GOVERNMENT BOND (Cost $142,990,734)		142,325,140

U.S. TREASURY SECURITIES — 16.9%
United States Treasury Bond
3.88%, 02/15/2043	2,650,000	2,527,645
4.13%, 08/15/2053	33,000,000	33,366,094
United States Treasury Note
3.25%, 06/30/2027	6,270,000	6,128,068
3.88%, 12/31/2027	2,445,000	2,441,466
3.50%, 04/30/2028	2,980,000	2,933,030
2.88%, 05/15/2028	12,560,000	12,047,052
0.88%, 11/15/2030	9,565,000	7,859,740
1.88%, 02/15/2032	20,490,000	17,622,199
United States Treasury STRIP, 4.30%, 05/15/2043 (f)	36,020,000	15,343,483
TOTAL U.S. TREASURY SECURITIES (Cost $98,628,992)		100,268,777

ASSET-BACKED SECURITIES — 6.5%
American Homes 4 Rent Trust
Series 2014-SFR2, Class D, 5.15%, 10/17/2036 (d)	540,000	534,585
Series 2015-SFR1, Class D, 4.41%, 04/17/2052 (d)	520,000	509,575
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.48%, 02/18/2026	855,568	840,745
CarMax Auto Owner Trust
Series 2021-2, Class C, 1.34%, 02/16/2027	2,255,000	2,114,447
Series 5.72000, Class A2A, 5.72%, 11/16/2026	2,870,000	2,878,923
CNH Equipment Trust
Series 2020-A, Class A4, 1.51%, 04/15/2027	939,797	933,371
Series 2021-C, Class B, 1.41%, 04/16/2029	2,650,000	2,457,208
Series 2023-B, Class A2, 5.90%, 02/16/2027	5,150,000	5,183,987
Dext ABS LLC
Series 2021-1, Class A, 1.12%, 02/15/2028 (d)	860,284	837,670
Series 2021-1, Class B, 1.76%, 02/15/2028 (d)	870,000	818,599
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70%, 05/17/2027	646,242	641,193
FHF Trust
Series 2021-1A, Class A, 1.27%, 03/15/2027 (d)	477,109	461,501
Series 2021-2A, Class A, 0.83%, 12/15/2026 (d)	318,513	307,767

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
ASSET-BACKED SECURITIES — 6.5% (Continued)
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 03/20/2031 (d)	$1,831,923	$1,810,143
John Deere Owner Trust
Series 2023-B, Class A2, 5.59%, 06/15/2026	3,775,000	3,778,279
Series 2023-C, Class A2, 5.76%, 08/17/2026	5,850,000	5,875,413
JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, 02/26/2029 (d)	769,425	742,570
Newtek Small Business Loan Trust, Series 2018-1, Class A, 7.95% (Prime Rate + (0.55%)), 02/25/2044 (a)(d)	463,849	460,053
PFS Financing Corp, Series 2021-A, Class A, 0.71%, 04/15/2026 (d)	1,075,000	1,058,608
Tesla Auto Lease Trust, Series 2021-A, Class C, 1.18%, 03/20/2025 (d)	700,792	698,578
Verizon Master Trust, Series 2021-1, Class A, 0.50%, 05/20/2027	5,850,000	5,735,176
TOTAL ASSET-BACKED SECURITIES (Cost $39,143,595)		38,678,391

MUNICIPAL BONDS — 1.4%
California Health Facilities Financing Authority, 3.03%, 06/01/2034	2,650,000	2,267,219
Colorado Health Facilities Authority, 3.36%, 12/01/2030	1,325,000	1,172,953
Honolulu Hawaii, 3.00%, 09/01/2027	100,000	95,530
Los Angeles California Community College District/CA, 6.60%, 08/01/2042	30,000	35,954
Los Angeles California Wastewater System Revenue, 3.49%, 06/01/2029	430,000	410,639
Maryland Community Development Administration, 3.24%, 09/01/2048	15,000	14,563
Metropolitan Pier & Exposition Authority, 3.96%, 12/15/2026	3,300,000	3,175,484
New York City New York Housing Development Corp., 2.71%, 08/01/2031	1,000,000	853,169
University of California, 2.99%, 05/15/2026	355,000	342,161
University of North Texas System, 3.69%, 04/15/2030	25,000	23,974
TOTAL MUNICIPAL BONDS (Cost $9,256,555)		8,391,646

	Shares
SHORT-TERM INVESTMENTS — 1.9%

Money Market Funds — 1.5%
First American Government Obligations Fund — Class Z, 5.25%(g)	9,015,318	9,015,318

	Par
U.S. Treasury Bills — 0.4%
4.98%, 01/11/2024(h)	$2,050,000	2,047,324
TOTAL SHORT-TERM INVESTMENTS (Cost $11,062,276)		11,062,642
TOTAL INVESTMENTS — 115.7% (Cost $688,740,008)		686,103,560
Liabilities in Excess of Other Assets — (15.7)%		(93,263,018)
TOTAL NET ASSETS — 100.0%		$592,840,542

Percentages are stated as a percent of net assets.
LIBOR — London Interbank Offered Rate
PLC — Public Limited Company
SOFR — Secured Overnight Financing Rate
STRIP — Separate Trading of Registered Interest and Principal
TBA — To be Announced
(a)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2023.

(b)	Interest only security.
(c)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.

(e)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2023.

(f)	Zero-coupon bond. The rate shown is the effective yield as of December 31, 2023.
(g)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(h)	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage-Backed Securities	35.3%
Corporate Bonds	29.7%
Foreign Government Bonds	24.0%
U.S. Treasury Securities	16.9%
Asset-Backed Securities	6.5%
Short-Term Investments	1.9%
Municipal Bonds	1.4%
Liabilities in Excess of Other Assets	(15.7%)
100.0%

Schedule of Open Futures Contracts

	Contracts		Notional	Notional	Unrealized Appreciation
Description	Purchased	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5 Year Note	139	03/28/2024	$14,781,045	$15,119,507	$338,462
U.S. Treasury Ultra Bonds	280	03/19/2024	34,072,671	37,406,250	3,333,579
			$48,853,716	$52,525,757	$3,672,041

	Contracts		Notional	Notional	Unrealized Appreciation
Description	Sold	Expiration Date	Amount	Value	(Depreciation)
10 Year U.S. Ultra Treasury Notes	(153)	03/19/2024	$(17,523,027)	$(18,056,391)	$(533,364)
U.S. Treasury 10 Year Notes	(124)	03/19/2024	(13,544,787)	(13,998,437)	(453,650)
U.S. Treasury 2 Year Notes	(165)	03/28/2024	(33,630,010)	(33,975,820)	(345,810)
U.S. Treasury Long Bonds	(201)	03/19/2024	(23,296,696)	(25,112,438)	(1,815,742)
			$(87,994,520)	$(91,143,086)	$(3,148,566)
Total Unrealized Appreciation (Depreciation)					$523,475

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Maryland Bond Fund (the “Fund”) increased 3.57% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 3.11%.

The fourth quarter represented a dramatic turnaround in municipal market performance as intermediate maturity bond yields staged a sharp reversal after touching multi-decade highs in late-October. The whipsaw in rates was largely driven by a period of policy uncertainty as many market participants viewed the Federal Open Market Committee (FOMC) as quickly pivoting from a tightening bias to an easing bias over the course of their last three meetings of the year.

Within the Fund, yield curve positioning and individual security selection drove much of the relative outperformance during the period. From a yield curve perspective, our most active positioning has been an intentional underweight to bonds around the 5-year duration range. Given the unconventional “U-shape” of the municipal yield curve, this short-intermediate duration range has both the lowest absolute yields, as well as the least favorable relative value across the curve. We have kept overall portfolio duration slightly elevated relative to our benchmark while maintaining a barbell, with overweight positions in both floating-rate and 10-year and slightly longer duration bonds, which have recently been higher yielding.

Within credit, we have been very focused on late-cycle dynamics, taking advantage of relatively tight credit spreads and reducing credit risk in spread sectors that could underperform if/when economic growth deteriorates. The typical forms of revenue (sales, income, and property taxes) for government issuers have been robust, including providing some cushion for inflation concerns, and there has been an incredible amount of federal fiscal stimulus to municipal borrowers. However, we are cognizant of the fact that further credit improvement will be difficult in any potential slowdown given a backdrop of lower economic activity, wage pressures abating, and stressed property valuations, all with a limited appetite for any further stimulus as a backstop. Therefore, we are being more selective at this point in the cycle, preferring issuers that have a more robust financial footing.

We are also looking at some secular trends in fundamental credit and adjusting accordingly. While many issuers are navigating the current complexities well, we have been actively reducing exposure to the not-for-profit hospital and senior living sectors, and some smaller higher education issuers. Beyond short term stress, we expect medium and long-term expenses, inflation (and in the case of higher education even some demographic) pressures to continue to be a headwind for broad credit improvement.

Staying true to our long-term, bottom-up approach to sector and credit selection, we are very focused on which sectors may be the most affected by this unique period of elevated inflationary pressure and late-cycle credit dynamics, and how individual issuers are likely to manage the current environment. We are working to actively stay in front of these risks, while also maintaining a high level of portfolio liquidity, and we have been particularly proactive about pairing our credit thoughts with our positioning thoughts. Fortunately, we have had success finding ideas which both align with the sectors and issuers we like as well as have desirable interest rate risk characteristics.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 98.7%

General Obligation Bonds — 18.7%
Baltimore County Maryland
5.00%, 08/01/2028	$1,650,000	$1,671,484
4.00%, 02/01/2033	1,520,000	1,520,291
3.00%, 02/01/2035	5,000,000	4,918,774
Frederick County Maryland, 1.88%, 10/01/2038	8,755,000	6,670,318
Howard County Maryland, 1.75%, 08/15/2036	7,875,000	6,285,136
Maryland State, 5.00%, 08/01/2025	1,000,000	1,037,733
Montgomery County Maryland, 3.00%, 10/01/2034	3,370,000	3,376,255
Prince George’s County Maryland
5.00%, 10/01/2024	1,350,000	1,370,849
5.00%, 10/01/2025	1,500,000	1,557,006
5.00%, 10/01/2026	1,550,000	1,648,219
St Mary’s County Maryland, 5.00%, 05/01/2028	1,290,000	1,434,213
		31,490,278
Revenue Bonds — 80.0%
Austin Texas, 7.88%, 09/01/2026	750,000	752,640
Baltimore Maryland
5.00%, 06/15/2030	520,000	524,463
3.25%, 06/01/2031 (a)	225,000	207,139
4.50%, 06/01/2033	1,550,000	1,549,001
5.00%, 06/15/2033	670,000	675,639
3.50%, 06/01/2039 (a)	1,260,000	1,087,544
California Municipal Finance Authority, 5.00%, 11/01/2039 (a)	1,750,000	1,771,249
Cedar Rapids Iowa, 3.20%, 08/15/2029 (b)	875,000	875,000
Franklin Ohio, 5.00%, 11/15/2034	1,550,000	1,553,686
Frederick County Maryland
5.00%, 07/01/2029	1,990,000	2,191,154
5.00%, 07/01/2030	1,390,000	1,548,657
3.75%, 07/01/2039	1,410,000	1,262,442
Gaithersburg Maryland
5.00%, 01/01/2028	1,000,000	1,016,307
5.00%, 01/01/2033	2,000,000	2,032,530
Lehigh Pennsylvania, 5.07% (SIFMA Municipal Swap Index + 1.10%), 08/15/2038	2,600,000	2,570,157
Main Street Natural Gas, Inc., 5.31% (SOFR + 1.70%), 12/01/2053	5,500,000	5,558,231
Maryland Community Development Administration
5.00%, 09/01/2030	1,245,000	1,356,679
5.00%, 09/01/2031	1,030,000	1,126,129
4.60%, 03/01/2042	3,930,000	4,045,180
2.41%, 07/01/2043	2,660,000	1,925,273
Maryland Community Development Administration Local Government Infrastructure, 4.00%, 06/01/2035	1,140,000	1,220,891
Maryland Economic Development Corp.
5.00%, 07/01/2028	1,000,000	1,060,861
5.00%, 07/01/2029	750,000	803,805
4.10%, 10/01/2036 (b)	2,600,000	2,657,898
4.00%, 07/01/2040	1,500,000	1,418,708
4.50%, 07/01/2044	4,500,000	4,285,629
Maryland Health & Higher Educational Facilities Authority
5.00%, 07/01/2026	420,000	433,272
5.00%, 08/15/2027	4,000,000	4,085,568
5.00%, 07/01/2029	2,000,000	2,128,927
4.00%, 10/01/2030	100,000	100,797
4.00%, 10/01/2031	300,000	302,238
5.00%, 08/15/2033	1,250,000	1,274,347
5.00%, 07/01/2034	1,955,000	2,013,007
5.00%, 05/15/2037	5,000,000	5,119,714
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 98.7% (Continued)

Revenue Bonds — (Continued)
Maryland Health & Higher Educational Facilities Authority (Continued)
5.00%, 07/01/2037	$1,200,000	$1,235,215
5.00%, 07/01/2038	1,500,000	1,524,717
3.05%, 07/01/2041 (b)	900,000	900,000
4.15% (SIFMA Municipal Swap Index + 0.28%), 07/01/2042	2,450,000	2,444,961
5.00%, 07/01/2043	1,310,000	1,319,949
5.00%, 07/01/2045 (b)	4,000,000	4,233,561
Series A, 3.93%, 04/01/2035 (b)	3,000,000	3,000,000
Maryland Stadium Authority
1.42%, 05/01/2025	1,100,000	1,051,098
5.00%, 05/01/2030	3,000,000	3,151,951
4.00%, 06/01/2037	1,000,000	1,065,504
5.00%, 09/01/2037	1,000,000	1,168,452
5.00%, 05/01/2038	5,000,000	5,327,389
Maryland Stadium Authority Built to Learn Revenue
4.00%, 06/01/2035	1,340,000	1,427,279
3.00%, 06/01/2041	4,460,000	3,954,029
Maryland State Department of Transportation
0.91%, 08/01/2026	1,500,000	1,362,533
5.00%, 10/01/2027	1,715,000	1,831,793
4.00%, 12/01/2029	1,260,000	1,303,990
5.00%, 08/01/2033	1,000,000	1,116,848
4.00%, 08/01/2038	1,150,000	1,167,226
Maryland State Transportation Authority
5.00%, 07/01/2025	3,000,000	3,103,083
5.00%, 07/01/2025	1,510,000	1,561,885
5.00%, 07/01/2028	4,420,000	4,800,850
Maryland State Transportation Authority Passenger Facility Charge Revenue, 4.00%, 06/01/2035	4,330,000	4,341,688
Metropolitan Washington DC Airports Authority Aviation Revenue, 5.00%, 10/01/2040	1,500,000	1,590,606
Miami-Dade County Florida Expressway Authority, 6.51% (1 mo. Term SOFR + 1.05%), 07/01/2032	5,000,000	5,030,423
New Hope Texas Cultural Education Facilities Finance Corp.
5.50%, 07/01/2046 (c)	365,000	127,750
5.75%, 07/01/2051 (c)	820,000	287,000
New Jersey Transportation Trust Fund Authority, 4.59%, 12/15/2038 (d)	6,760,000	3,844,752
New York Transportation Development Corp., 6.00%, 04/01/2035	3,000,000	3,347,947
Newport News Virginia Economic Development Authority, 5.00%, 12/01/2031	2,000,000	2,030,484
St Mary’s College of Maryland, 4.00%, 09/01/2024	1,000,000	1,004,858
		134,662,279
TOTAL MUNICIPAL BONDS (Cost $168,646,428)		166,152,557

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 0.5%

Money Market Funds — 0.5%
First American Government Obligations Fund — Class Z, 5.25% (e)	768,345	$768,345
TOTAL SHORT-TERM INVESTMENTS (Cost $768,345)		768,345
TOTAL INVESTMENTS — 99.2% (Cost $169,414,773)		166,920,902
Other Assets in Excess of Liabilities — 0.8%		1,408,425
TOTAL NET ASSETS — 100.0%		$168,329,327

Percentages are stated as a percent of net assets.
SOFR — Secured Overnight Financing Rate
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.

(b)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2023.

(c)	Security is in default and missed all or a portion of its last payment of interest as of the date of this report.
(d)	Zero-coupon bond. The rate shown is the effective yield as of December 31, 2023.
(e)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	80.0%
General Obligations Bonds	18.7%
Money Market Funds	0.5%
Other Assets and Liabilities	0.8%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Tax-Exempt Bond Fund Investor Shares (the “Fund”) increased 3.80% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 3.11%.

The fourth quarter represented a dramatic turnaround in municipal market performance as intermediate maturity bond yields staged a sharp reversal after touching multi-decade highs in late-October. The whipsaw in rates was largely driven by a period of policy uncertainty as many market participants viewed the Federal Open Market Committee (FOMC) as quickly pivoting from a tightening bias to an easing bias over the course of their last three meetings of the year.

Within the Fund, yield curve positioning and individual security selection drove much of the relative outperformance during the period. From a yield curve perspective, our most active positioning has been an intentional underweight to bonds around the 5-year duration range. Given the unconventional “U-shape” of the municipal yield curve, this short-intermediate duration range has both the lowest absolute yields, as well as the least favorable relative value across the curve. We have kept overall portfolio duration slightly elevated relative to our benchmark while maintaining a barbell, with overweight positions in both floating-rate and 10-year and slightly longer duration bonds, which have recently been higher yielding.

Within credit, we have been very focused on late-cycle dynamics, taking advantage of relatively tight credit spreads and reducing credit risk in spread sectors that could underperform if/when economic growth deteriorates. The typical forms of revenue (sales, income, and property taxes) for government issuers have been robust, including providing some cushion for inflation concerns, and there has been an incredible amount of federal fiscal stimulus to municipal borrowers. However, we are cognizant of the fact that further credit improvement will be difficult in any potential slowdown given a backdrop of lower economic activity, wage pressures abating, and stressed property valuations, all with a limited appetite for any further stimulus as a backstop. Therefore, we are being more selective at this point in the cycle, preferring issuers that have a more robust financial footing.

We are also looking at some secular trends in fundamental credit and adjusting accordingly. While many issuers are navigating the current complexities well, we have been actively reducing exposure to the not-for-profit hospital and senior living sectors, and some smaller higher education issuers. Beyond short term stress, we expect medium and long-term expenses, inflation (and in the case of higher education even some demographic) pressures to continue to be a headwind for broad credit improvement.

Staying true to our long-term, bottom-up approach to sector and credit selection, we are very focused on which sectors may be the most affected by this unique period of elevated inflationary pressure and late-cycle credit dynamics, and how individual issuers are likely to manage the current environment. We are working to actively stay in front of these risks, while also maintaining a high level of portfolio liquidity, and we have been particularly proactive about pairing our credit thoughts with our positioning thoughts. Fortunately, we have had success finding ideas which both align with the sectors and issuers we like as well as have desirable interest rate risk characteristics.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 97.2%

General Obligation Bonds — 15.3%
Bentonville South Dakota School District No. 6
2.13%, 06/01/2041	$2,680,000	$1,931,007
2.13%, 06/01/2042	2,750,000	1,937,089
2.13%, 06/01/2043	2,825,000	1,956,002
Cary North Carolina
1.75%, 09/01/2037	6,250,000	4,809,392
1.75%, 09/01/2038	6,250,000	4,648,978
Cass County Missouri Reorganized School District No. R-2/MO, 2.00%, 03/01/2039	3,375,000	2,568,602
Chicago Illinois Park District, 5.00%, 01/01/2044	9,000,000	9,533,635
Commonwealth of Massachusetts
2.00%, 03/01/2037	2,250,000	1,820,728
4.00%, 10/01/2038	6,000,000	6,461,137
Del Valle Independent School District TX
2.00%, 06/15/2038	10,135,000	7,674,070
2.00%, 06/15/2039	3,085,000	2,270,158
Des Moines Iowa
2.00%, 06/01/2039	4,635,000	3,407,545
1.88%, 06/01/2040	3,575,000	2,507,260
Fort Worth Texas, 2.00%, 03/01/2039	6,475,000	4,951,146
Frisco Texas
2.00%, 02/15/2039	1,710,000	1,326,906
2.00%, 02/15/2040	1,745,000	1,321,543
Henderson Nevada
2.00%, 06/01/2038	2,830,000	2,186,989
2.00%, 06/01/2039	1,585,000	1,195,644
Illinois State
5.00%, 11/01/2024	3,470,000	3,520,426
5.00%, 12/01/2025	4,050,000	4,191,690
5.25%, 02/01/2033	4,325,000	4,328,476
4.00%, 10/01/2033	1,700,000	1,764,668
6.73%, 04/01/2035	6,461,538	6,812,809
Joshua Texas Independent School District, 3.00%, 08/15/2035	3,105,000	2,905,883
Knox Tennessee, 3.05%, 06/01/2035	4,905,000	4,714,668
Lewiston Maine
1.75%, 02/15/2038	1,270,000	928,508
1.75%, 02/15/2039	1,270,000	903,313
Madison Alabama, 3.00%, 02/01/2036	2,730,000	2,573,502
Milford Massachusetts, 2.00%, 12/01/2037	3,000,000	2,351,849
New York City New York, 5.00%, 08/01/2038	5,500,000	5,713,566
Omaha Nebraska School District, 2.00%, 12/15/2039	8,010,000	6,036,604
San Marcos Texas, 2.00%, 08/15/2039	4,265,000	3,201,829
Sarpy Nebraska, 1.75%, 06/01/2036	2,710,000	2,114,346
Seaside School District No. 10, 5.46%, 06/15/2040 (a)	6,825,000	3,339,107
Suffolk Virginia
1.88%, 02/01/2038	1,645,000	1,250,587
1.88%, 02/01/2040	1,385,000	1,001,600
Temecula Valley California Unified School District, 3.00%, 08/01/2047	2,000,000	1,712,284
Waltham Massachusetts
2.13%, 10/15/2038	3,455,000	2,753,013
2.13%, 10/15/2039	4,455,000	3,473,612
West Des Moines Iowa, 2.00%, 06/01/2040	1,280,000	952,032
Willis Texas Independent School District
2.00%, 02/15/2038	1,525,000	1,177,147
2.00%, 02/15/2039	1,500,000	1,125,930
		131,355,280

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 97.2% (Continued)

Revenue Bonds — 81.9%
American Municipal Power, Inc.
4.00%, 02/15/2037	$5,310,000	$5,505,803
4.00%, 02/15/2038	5,940,000	6,079,082
Atlanta Georgia Department of Aviation, 5.00%, 01/01/2031	1,000,000	1,000,000
Austin Texas, 7.88%, 09/01/2026	3,225,000	3,236,352
Bartow County Georgia Development Authority, 3.95%, 12/01/2032 (b)	6,295,000	6,406,559
Black Belt Energy Gas District, 4.22% (SIFMA Municipal Swap Index + 0.35%), 10/01/2052 (b)	24,000,000	23,419,413
Board of Governors of Colorado State University System, 4.00%, 03/01/2036	3,255,000	3,374,853
Buckeye Ohio Tobacco Settlement Financing Authority, 4.00%, 06/01/2037	10,325,000	10,489,701
California Community Choice Financing Authority
5.00%, 03/01/2029	4,280,000	4,576,455
4.32% (SIFMA Municipal Swap Index + 0.45%), 02/01/2052 (b)	5,000,000	4,581,645
California Earthquake Authority, 5.60%, 07/01/2027	10,000,000	10,122,294
California Infrastructure & Economic Development Bank
4.22% (SIFMA Municipal Swap Index + 0.35%), 08/01/2047 (b)	1,050,000	1,043,156
3.65%, 01/01/2050 (b)(c)	10,400,000	10,388,683
Central Plains Energy Project
5.79% (SOFR + 2.18%), 05/01/2053 (b)	10,000,000	10,171,303
5.00%, 05/01/2053 (b)	7,670,000	8,087,764
Chandler Industrial Development Authority, 5.00%, 06/01/2049 (b)	23,500,000	23,546,625
Chicago Illinois Board of Education Dedicated Capital Improvement Tax
5.25%, 04/01/2036	3,200,000	3,550,237
5.25%, 04/01/2037	3,700,000	4,062,001
5.25%, 04/01/2040	3,250,000	3,514,171
Chicago Illinois Waterworks Revenue, 5.00%, 11/01/2044	4,095,000	4,120,366
Clark County Nevada, 2.10%, 06/01/2031	4,960,000	4,278,985
Colorado Health Facilities Authority, 5.00%, 12/01/2035	7,715,000	7,781,945
Delaware River Port Authority, 5.00%, 01/01/2027	4,000,000	4,000,000
Delaware Valley Regional Finance Authority
4.54% (1 mo. LIBOR US + 0.88%), 09/01/2048 (b)	5,000,000	4,957,389
4.27% (SIFMA Municipal Swap Index + 0.40%), 03/01/2057 (b)	3,000,000	2,933,711
Du Page Illinois, 3.00%, 05/15/2047	7,680,000	5,672,122
Farmington New Mexico, 1.80%, 04/01/2029	15,000,000	13,439,114
Grand Forks North Dakota
6.63%, 12/15/2031 (c)(d)	5,000,000	1,000,000
9.00%, 06/15/2044 (c)(d)	2,500,000	500,000
Henrico County Virginia Economic Development Authority, 3.85%, 08/23/2027 (b)	750,000	750,000
Illinois State Toll Highway Authority
5.00%, 01/01/2031	3,000,000	3,014,385
5.00%, 01/01/2038	14,150,000	14,217,849
Industrial Development Authority of St Louis Missouri, 2.22%, 12/01/2038	4,845,317	3,664,971
Industrial Development Board of Mobile Alabama, 3.78%, 06/01/2034 (b)	2,500,000	2,524,955
JEA Electric System Revenue, 5.58%, 10/01/2027	5,690,000	5,789,533
Kentucky Public Energy Authority
4.99% (V1 Month LIBOR USD + 1.30%), 12/01/2049 (b)	4,100,000	4,103,276
4.00%, 12/01/2049 (b)	1,585,000	1,588,043
Lancaster Ohio Port Authority, 5.00%, 08/01/2049 (b)	13,565,000	13,739,648
Las Vegas Nevada Redevelopment Agency
5.00%, 06/15/2026	1,000,000	1,034,370
5.00%, 06/15/2028	2,280,000	2,365,238
Lehigh Pennsylvania, 5.07% (SIFMA Municipal Swap Index + 1.10%), 08/15/2038 (b)	9,615,000	9,504,640
Los Angeles California Department of Airports
4.00%, 05/15/2041	3,660,000	3,690,042
4.00%, 05/15/2042	7,950,000	7,990,096
Love Field Texas Airport Modernization Corp., 4.00%, 11/01/2036	17,720,000	18,051,655
Main Street Natural Gas, Inc., 5.31% (SOFR + 1.70%), 12/01/2053 (b)	28,500,000	28,801,740
Maricopa County Arizona Industrial Development Authority,
4.44% (SIFMA Municipal Swap Index + 0.57%), 01/01/2035 (b)	5,290,000	5,280,611

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 97.2% (Continued)

Revenue Bonds — 81.9% (Continued)
Maryland Community Development Administration, 2.41%, 07/01/2043	$5,000,000	$3,618,935
Maryland Economic Development Corp., 4.38%, 07/01/2036	3,000,000	2,928,028
Massachusetts Bay Transportation Authority Sales Tax Revenue, 4.00%, 07/01/2038	3,205,000	3,394,266
Massachusetts Health & Educational Facilities Authority, 4.15%, 07/01/2027 (b)	15,000,000	15,000,000
Massachusetts Housing Finance Agency, 4.00%, 12/01/2033	3,055,000	3,055,426
Mesa Arizona Utility System Revenue, 4.00%, 07/01/2035	3,590,000	3,891,850
Metropolitan Pier & Exposition Authority
5.75%, 06/15/2036 (a)	5,000,000	3,219,396
2.98%, 06/15/2037 (a)	10,165,000	6,212,642
5.13%, 12/15/2037 (a)	20,365,000	12,106,652
Metropolitan Transportation Authority
5.00%, 11/15/2032	5,050,000	5,093,255
5.00%, 11/15/2038	17,590,000	17,594,158
5.25%, 11/15/2044	5,000,000	5,014,416
Metropolitan Washington Airports Authority Aviation Revenue, 5.00%, 10/01/2032	2,660,000	2,757,936
Miami-Dade County Florida Expressway Authority
6.51% (1 mo. Term SOFR + 1.05%), 07/01/2026 (b)	4,385,000	4,413,282
6.51% (1 mo. Term SOFR + 1.05%), 07/01/2029 (b)	5,260,000	5,290,881
6.51% (1 mo. Term SOFR + 1.05%), 07/01/2032 (b)	8,260,000	8,310,258
5.00%, 07/01/2040	4,000,000	4,001,639
Miami-Dade Florida Aviation Revenue
5.00%, 10/01/2024	10,000,000	10,013,051
5.00%, 10/01/2036	3,595,000	3,605,628
New Hope Texas Cultural Education Facilities Finance Corp.
5.00%, 07/01/2031 (d)	1,080,000	378,000
5.25%, 07/01/2036 (d)	1,750,000	612,500
5.00%, 07/01/2046	4,000,000	1,800,000
5.50%, 07/01/2046 (d)	250,000	87,500
5.75%, 07/01/2051 (d)	2,000,000	700,000
New Jersey Transportation Trust Fund Authority
5.75%, 12/15/2028	11,000,000	11,242,801
2.23%, 12/15/2035 (a)	1,000,000	679,482
4.25%, 12/15/2037 (a)	10,050,000	6,182,742
5.17%, 12/15/2038 (a)	5,000,000	2,928,468
4.65%, 12/15/2039 (a)	21,355,000	11,848,448
New York City Transitional Finance Authority, 4.10%, 11/01/2042 (b)	7,000,000	7,000,000
New York City Water & Sewer System, 3.15%, 06/15/2043 (b)	4,075,000	4,075,000
New York Convention Center Development Corp.
4.28%, 11/15/2035 (a)	8,730,000	5,781,671
3.84%, 11/15/2037 (a)	5,750,000	3,420,142
New York Liberty Development Corp., 3.13%, 09/15/2050	6,700,000	5,409,638
New York Mortgage Agency Homeowner Mortgage Revenue, 4.65%, 10/01/2043	6,380,000	6,561,843
New York State Dormitory Authority, 4.00%, 03/15/2038	1,715,000	1,815,200
New York State Mortgage Agency Homeowner Mortgage Revenue, 4.70%, 04/01/2036	1,745,000	1,838,327
New York State Transportation Development Corp., 5.00%, 07/01/2041	5,500,000	5,505,879
New York State Urban Development Corp., 4.00%, 03/15/2037	13,800,000	14,436,435
Newport News Virginia Economic Development Authority, 5.00%, 12/01/2031	3,375,000	3,426,442
Niagara County New York Tobacco Asset Securitization Corp., 5.00%, 05/15/2024	1,760,000	1,765,484
North Carolina Turnpike Authority, 4.00%, 01/01/2036	4,720,000	4,867,014
North Texas Tollway Authority, 5.00%, 01/01/2035	1,350,000	1,370,441
Park Creek Metropolitan District, 5.00%, 12/01/2034	1,000,000	1,027,946
Patriots Energy Group Financing Agency, 4.52% (1 mo. LIBOR US + 0.86%), 10/01/2048 (b)	10,000,000	10,000,866
Philadelphia Pennsylvania Authority for Industrial Development, 5.00%, 04/01/2032	3,000,000	3,063,520
Port Authority of New York & New Jersey, 4.00%, 09/01/2043	2,970,000	2,932,175
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.79%, 07/01/2031 (a)	16,249,000	11,912,548
San Diego California Tobacco Settlement Revenue Funding Corp., 4.00%, 06/01/2032	3,550,000	3,564,160
Tampa Florida
4.64%, 09/01/2039 (a)	1,100,000	571,273
4.73%, 09/01/2041 (a)	1,280,000	597,836
3.75%, 09/01/2045 (a)	1,850,000	695,350

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 97.2% (Continued)
Revenue Bonds — 81.9% (Continued)
TerrebonneParish Louisiana, 3.17%, 04/01/2036 (a)	$3,045,000	$1,997,489
Texas Municipal Gas Acquisition and Supply Corp. II
3.90% (3 mo. Term SOFR + 0.86%), 09/15/2027 (b)	12,970,000	12,774,158
4.13% (3 mo. Term SOFR + 1.05%), 09/15/2027 (b)	12,670,000	12,532,107
4.90% (SIFMA Municipal Swap Index + 0.55%), 09/15/2027 (b)	6,655,000	6,568,057
Texas Municipal Power Agency, 3.00%, 09/01/2035	1,630,000	1,552,586
Tobacco Settlement Authority, 5.25%, 06/01/2032	460,000	459,987
Tobacco Settlement Finance Authority, 2.55%, 06/01/2029	4,505,000	3,919,723
Tobacco Settlement Financing Corp.
5.00%, 06/01/2035	23,310,000	23,680,882
5.25%, 06/01/2046	5,000,000	5,156,385
Triborough Bridge & Tunnel Authority, 5.00%, 11/15/2038	5,000,000	5,890,251
TSASC, Inc.
5.00%, 06/01/2030	7,960,000	8,297,750
5.00%, 06/01/2031	1,070,000	1,114,158
Utah Housing Corp.
3.00%, 01/21/2052	5,555,051	4,928,855
4.50%, 06/21/2052	9,157,227	9,131,854
5.00%, 10/21/2052	4,869,626	5,004,947
Utility Debt Securitization Authority, 5.00%, 12/15/2030	10,000,000	10,038,173
Vermont Student Assistance Corp., 5.85% (30 day avg SOFR US + 1.00%), 06/02/2042 (b)	10,599,308	10,584,700
Virginia Small Business Financing Authority, 4.00%, 12/01/2036	1,230,000	1,161,002
Washington Health Care Facilities Authority, 5.00%, 10/01/2033	2,540,000	2,540,838
Wisconsin Health & Educational Facilities Authority, 5.00%, 05/01/2027	1,610,000	1,617,976
		704,523,489
TOTAL MUNICIPAL BONDS (Cost $822,245,530)		835,878,769

	Shares
SHORT-TERM INVESTMENTS — 2.1%

Money Market Funds — 2.1%
First American Government Obligations Fund — Class Z, 5.25% (e)	18,430,120	18,430,120
TOTAL SHORT-TERM INVESTMENTS (Cost $18,430,120)		18,430,120
TOTAL INVESTMENTS — 99.3% (Cost $840,675,650)		854,308,889
Other Assets in Excess of Liabilities — 0.7%		6,204,398
TOTAL NET ASSETS — 100.0%		$860,513,287

Percentages are stated as a percent of net assets.
LIBOR — London Interbank Offered Rate
SOFR — Secured Overnight Financing Rate
(a)	Zero-coupon bond. The rate shown is the effective yield as of December 31, 2023.
(b)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2023.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is in default and missed all or a portion of its last payment of interest.
(e)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	81.9%
General Obligation Bonds	15.3%
Money Market Funds	2.1%
Other Assets and Liabilities	0.7%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Tax-Exempt Sustainable Bond Fund (the “Fund”) Investor Shares reported 2.95% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 3.11%.

The fourth quarter represented a dramatic turnaround in municipal market performance as intermediate maturity bond yields staged a sharp reversal after touching multi-decade highs in late-October. The whipsaw in rates was largely driven by a period of policy uncertainty as many market participants viewed the Federal Open Market Committee (FOMC) as quickly pivoting from a tightening bias to an easing bias over the course of their last three meetings of the year.

Within the Fund, yield curve positioning and individual security selection drove much of the relative performance during the period. From a yield curve perspective, our most active positioning has been an intentional underweight to bonds around the 5-year duration range. Given the unconventional “U-shape” of the municipal yield curve, this short-intermediate duration range has both the lowest absolute yields, as well as the least favorable relative value across the curve. We have kept overall portfolio duration slightly elevated relative to our benchmark while maintaining a barbell, with overweight positions in both floating-rate and 10-year and slightly longer duration bonds, which have recently been higher yielding.

Within credit, we have been very focused on late-cycle dynamics, taking advantage of relatively tight credit spreads and reducing credit risk in spread sectors that could underperform if/when economic growth deteriorates. The typical forms of revenue (sales, income, and property taxes) for government issuers have been robust, including providing some cushion for inflation concerns, and there has been an incredible amount of federal fiscal stimulus to municipal borrowers. However, we are cognizant of the fact that further credit improvement will be difficult in any potential slowdown given a backdrop of lower economic activity, wage pressures abating, and stressed property valuations, all with a limited appetite for any further stimulus as a backstop. Therefore, we are being more selective at this point in the cycle, preferring issuers that have a more robust financial footing.

We are also looking at some secular trends in fundamental credit and adjusting accordingly. While many issuers are navigating the current complexities well, we have been actively reducing exposure to the not-for-profit hospital and senior living sectors, and some smaller higher education issuers. Beyond short term stress, we expect medium and long-term expenses, inflation (and in the case of higher education even some demographic) pressures to continue to be a headwind for broad credit improvement.

Staying true to our long-term, bottom-up approach to sector and credit selection, we are very focused on which sectors may be the most affected by this unique period of elevated inflationary pressure and late-cycle credit dynamics, and how individual issuers are likely to manage the current environment. We are working to actively stay in front of these risks, while also maintaining a high level of portfolio liquidity, and we have been particularly proactive about pairing our credit thoughts with our positioning thoughts. Fortunately, we have had success finding ideas which both align with the sectors and issuers we like as well as have desirable interest rate risk characteristics.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy N. Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Sustainable investment considerations are one of multiple informational inputs into the investment process, alongside data on traditional financial factors, and so are not the sole driver of decision-making. Sustainable investment analysis may not be performed for every holding in the strategy. Sustainable investment considerations that are material will vary by investment style, sector/industry, market trends and client objectives. The Fund seeks to identify companies that it believes may be desirable based on our analysis of sustainable investment related risks and opportunities, but investors may differ in their views. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Fund may also invest in companies that would otherwise be excluded from other funds that focus on sustainable investment risks. Security selection will be impacted by the combined focus on sustainable investment research assessments and fundamental research assessments including the return forecasts. The Fund incorporates data from third parties in its research process but does not make investment decisions based on third-party data alone.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 98.5%

General Obligation Bonds — 18.3%
Adams & Arapahoe Colorado Joint School District 28J Aurora, 5.00%, 12/01/2031	$6,000,000	$6,343,863
Bondurant-Farrar Iowa Community School District
2.00%, 06/01/2039	2,555,000	1,881,648
2.00%, 06/01/2038	1,805,000	1,359,546
Calumet County Wisconsin
1.75%, 12/01/2037	1,035,000	745,313
1.88%, 12/01/2038	1,320,000	939,342
1.88%, 12/01/2039	2,650,000	1,834,553
Cartersville Georgia, 2.00%, 10/01/2039	3,195,000	2,356,731
Chicago Illinois Park District
4.00%, 01/01/2036	2,930,000	3,025,614
4.00%, 01/01/2034	1,425,000	1,474,656
4.00%, 01/01/2036	1,000,000	1,030,989
Fairfield California, 4.31%, 04/01/2038 (a)	3,845,000	2,249,948
Greenfield-Central Community School Corp., 5.00%, 01/15/2025	1,535,000	1,555,041
Illinois State, 5.00%, 02/01/2039	5,150,000	5,152,582
New Glarus School District, 2.00%, 04/01/2039	1,510,000	1,146,192
Peoria Arizona, 2.00%, 07/15/2038	3,375,000	2,564,824
Pima County Unified School District No 20 Vail, 5.00%, 07/01/2036	3,280,000	3,417,629
Westosha Wisconsin Central High School District
2.00%, 03/01/2039	1,500,000	1,132,707
2.00%, 03/01/2038	1,000,000	775,274
Wisconsin State, 4.29% (SIFMA Municipal Swap Index + 0.42%), 05/01/2025	10,000,000	9,940,755
York County South Carolina Fort Mill School District No. 4
1.88%, 03/01/2037	4,585,000	3,589,961
1.88%, 03/01/2038	4,675,000	3,502,871
		56,020,039
Revenue Bonds — 80.2%
Alabama Housing Finance Authority, 5.00%, 09/01/2024 (b)	5,410,000	5,419,154
Alaska Housing Finance Corp., 4.60%, 12/01/2042	890,000	919,596
Allegheny County Pennsylvania Hospital Development Authority,
4.45% (SIFMA Municipal Swap Index + 0.58%), 11/15/2026	1,750,000	1,726,592
American Municipal Power, Inc., 5.00%, 02/15/2036	1,000,000	1,088,180
Arizona Industrial Development Authority, 4.00%, 07/01/2041	1,200,000	1,159,292
Austin Texas, 7.88%, 09/01/2026	1,750,000	1,756,160
Baltimore County Maryland
4.00%, 01/01/2040	1,525,000	1,505,853
4.00%, 01/01/2039	1,000,000	995,793
Buffalo New York Sewer Authority, 4.00%, 06/15/2051	750,000	748,096
California Community Choice Financing Authority
4.32% (SIFMA Municipal Swap Index + 0.45%), 02/01/2052	5,900,000	5,406,341
5.00%, 09/01/2029	3,805,000	4,091,177
5.50%, 05/01/2054 (b)	5,000,000	5,389,214
California Earthquake Authority, 5.60%, 07/01/2027	8,095,000	8,193,996
California Infrastructure & Economic Development Bank
3.65%, 01/01/2050 (b)(c)	6,800,000	6,792,600
4.00%, 05/01/2046	2,000,000	2,009,648
4.22% (SIFMA Municipal Swap Index + 0.35%), 08/01/2047	4,360,000	4,331,583
California Municipal Finance Authority
5.00%, 11/01/2049 (c)	1,575,000	1,490,431
5.00%, 11/01/2029 (c)	1,170,000	1,210,941
California School Finance Authority, 5.00%, 07/01/2037 (c)	1,180,000	1,221,233
Clifton Texas Higher Education Finance Corp., 4.00%, 04/01/2040	2,450,000	2,474,756
Colorado Health Facilities Authority, 4.00%, 12/01/2040	1,500,000	1,422,408
Colorado Housing and Finance Authority, 5.75%, 11/01/2053	6,000,000	6,484,042

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 98.5% (Continued)

Revenue Bonds — 80.2% (Continued)
District of Columbia Housing Finance Agency, 5.00%, 12/01/2026 (b)	$2,500,000	$2,565,917
Douglas County Nebraska, 4.40% (SIFMA Municipal Swap Index + 0.53%), 07/01/2035	7,855,000	7,727,032
Du Page Illinois, 3.00%, 05/15/2047	7,495,000	5,535,488
Fairfax County Virginia Redevelopment & Housing Authority, 5.00%, 01/01/2025 (b)	2,722,000	2,722,000
Florida Development Finance Corp., 4.00%, 11/15/2035	2,000,000	2,110,542
Grand Forks North Dakota
7.00%, 12/15/2043 (c)(d)	2,500,000	500,000
9.00%, 06/15/2044 (c)(d)	2,500,000	500,000
Health Educational and Housing Facility Board of Memphis Tennessee, 5.00%, 07/01/2027 (b)	6,000,000	6,195,019
Houston Texas Airport System Revenue, 5.00%, 07/01/2036	2,000,000	2,173,816
Illinois Housing Development Authority, 4.85%, 10/01/2042	2,700,000	2,823,375
Indiana Housing & Community Development Authority, 5.00%, 10/01/2026 (b)	4,452,000	4,538,733
Industrial Development Authority of St Louis Missouri, 2.22%, 12/01/2038	2,916,987	2,206,393
Lancaster County Pennsylvania Hospital Authority, 5.00%, 08/15/2042	2,380,000	2,465,673
Los Angeles California Department of Airports, 5.00%, 05/15/2038	2,000,000	2,234,272
Maryland Community Development Administration, 2.41%, 07/01/2043	2,500,000	1,809,468
Maryland Economic Development Corp., 4.00%, 07/01/2040	1,275,000	1,205,901
Maryland Health & Higher Educational Facilities Authority, 5.00%, 08/15/2038	10,000,000	10,004,583
Metropolitan Pier & Exposition Authority
2.36%, 12/15/2031 (a)	135,000	103,747
2.93%, 06/15/2034 (a)	270,000	190,235
2.98%, 06/15/2037 (a)	175,000	106,956
3.46%, 12/15/2051 (a)	375,000	105,320
3.62%, 12/15/2052 (a)	590,000	157,008
3.64%, 12/15/2038 (a)	1,175,000	660,486
5.11%, 06/15/2046 (a)	3,300,000	1,244,070
Metropolitan Transportation Authority
4.30% (SIFMA Municipal Swap Index + 0.43%), 11/01/2031	12,500,000	12,366,143
5.00%, 11/15/2033	5,000,000	5,001,253
5.00%, 11/15/2038	5,000,000	5,001,076
5.00%, 11/15/2042	1,870,000	1,870,442
5.00%, 11/15/2038	1,250,000	1,349,190
Miami Beach Florida Health Facilities Authority, 5.00%, 11/15/2039	4,455,000	4,489,424
Montana Board of Housing, 4.90%, 12/01/2042	1,000,000	1,068,313
Nebraska Investment Finance Authority, 4.35%, 09/01/2043	2,500,000	2,533,964
Nevada Housing Division, 5.00%, 12/01/2025 (b)	2,775,000	2,807,367
New Hampshire Housing Finance Authority, 4.65%, 07/01/2047	1,800,000	1,836,353
New Hope Texas Cultural Education Facilities Finance Corp., 5.50%, 07/01/2046 (d)	2,075,000	726,250
New Jersey Economic Development Authority
3.47%, 06/15/2027	1,000,000	968,051
5.12% (SIFMA Municipal Swap Index + 1.25%), 09/01/2025	6,910,000	6,924,067
New Jersey Housing & Mortgage Finance Agency, 1.60%, 10/01/2026	1,765,000	1,636,703
New York City New York Housing Development Corp., 2.60%, 11/01/2034	1,975,000	1,771,651
New York Liberty Development Corp., 3.13%, 09/15/2050	11,000,000	8,881,495
New York Mortgage Agency Homeowner Mortgage Revenue, 4.65%, 10/01/2043	3,000,000	3,085,506
New York State Housing Finance Agency
1.60%, 11/01/2024	910,000	894,669
1.65%, 05/15/2039	1,289,637	963,927
North Dakota Housing Finance Agency, 4.60%, 07/01/2043	2,285,000	2,334,626
Portland Maine General Airport Revenue, 4.00%, 01/01/2038	1,500,000	1,531,235
San Francisco California Airport Commission-San Francisco International Airport, 5.00%, 05/01/2038	6,220,000	6,898,992
San Francisco California Public Utilities Commission Wastewater Revenue, 5.00%, 10/01/2034	7,775,000	8,077,539
Tampa Florida, 5.25%, 05/01/2043	5,000,000	5,371,276
Triborough Bridge & Tunnel Authority, 5.00%, 11/15/2038	11,700,000	13,783,186

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MUNICIPAL BONDS — 98.5% (Continued)

Revenue Bonds — 80.2% (Continued)
Utah Housing Corp.
3.00%, 01/21/2052	$1,851,684	$1,642,952
4.50%, 06/21/2052	4,578,878	4,566,191
5.00%, 10/21/2052	2,434,813	2,502,474
5.00%, 08/01/2025 (b)	1,957,000	1,971,823
Virginia Small Business Financing Authority, 4.00%, 01/01/2036	2,250,000	2,255,905
Wisconsin Health & Educational Facilities Authority, 3.25%, 02/15/2050 (b)	5,300,000	5,300,000
		246,135,163
TOTAL MUNICIPAL BONDS (Cost $307,390,147)		302,155,202

	Shares
SHORT-TERM INVESTMENTS — 0.7%

Money Market Funds — 0.7%
First American Government Obligations Fund — Class Z, 5.25% (e)	2,229,271	2,229,271
TOTAL SHORT-TERM INVESTMENTS (Cost $2,229,271)		2,229,271
TOTAL INVESTMENTS — 99.2% (Cost $309,619,418)		304,384,473
Other Assets in Excess of Liabilities — 0.8%		2,405,493
TOTAL NET ASSETS — 100.0%		$306,789,966

Percentages are stated as a percent of net assets.
(a)	Zero-coupon bond. The rate shown is the effective yield as of December 31, 2023.
(b)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of December 31, 2023.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is in default and missed all or a portion of its last payment of interest.
(e)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	80.2%
General Obligation Bonds	18.3%
Money Market Funds	0.7%
Other Assets and Liabilities	0.8%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Mortgage Securities Fund (the “Fund”) Investor Shares increased 2.73% in value. During the same period, the Bloomberg Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, increased 3.12%.

The Fund aims to generate performance primarily through strong current income generation from high quality mortgage-related securities selected to have favorable relative valuations and principal repayment characteristics. This is supplemented by select securitized credit positions in mortgage and asset backed securities. We believe this combination can deliver attractive income generation with relatively low correlation to equity and corporate credit.

By mid-year 2023, inflation had cooled from its peak of over 9% to only 3%, GDP growth held remarkably resilient, and the labor market continued its post-pandemic streak of historically low unemployment. The much-anticipated recession of 2023 had yet to occur, and the market braced for tight financial conditions to persist as 10-year bond yields continued their ascent from 3.31% in April to 4.99% in October. Mortgage rates rose in line with overall bond yields, reaching over 8% in October. Higher mortgage rates put pressure on already challenging housing affordability, with home prices, as measured by the S&P CoreLogic Case-Shiller U.S. National Home Price Index, more than 47% higher than the end of 2019. This kept housing activity depressed as homeowners stayed put and prepayments dwindled, pressuring returns on mortgage-backed securities as they extended duration into a widening bond market.

This all changed late in the year after the Fed, encouraged by stabilizing inflation, forecasted more cuts than expected and all-but announced an end to its tightening monetary cycle. Bond markets wiped out losses from earlier in the year as yields fell sharply, the yield curve steepened, and interest rate volatility declined. Under the improved outlook, demand returned and mortgages posted one of their strongest quarters in history, outperforming the broader Bloomberg Aggregate Bond Index and returning 7.5% in the fourth quarter alone. November in particular saw the highest excess return month in the history of the Bloomberg Mortgage Backed Securities Index.

Despite a challenging third quarter, MBS managed to deliver strong overall performance in the second half of the year with 47 basis points in excess return. Securitized credit also performed well, with CMBS and ABS generating 101 and 66 basis points over the same period, respectively. While the Fund outperformed in the weakening third quarter as bond yields rose, it lagged the Index in November and December as our conservative positioning did not keep up with the sharp market rally. Our holdings in to-be-announced mortgage securities, which we maintain for their superior liquidity, also failed to keep up with the market rebound. We did add slightly to mortgage and asset-backed securities at wider valuations in the second half of the year, and will continue to focus on bottom-up opportunities for security selection in the coming months.

Sentiment in fixed income markets has changed quite drastically in recent months, with the consensus market view transitioning from recession worries and continued tight monetary conditions to a likely ‘soft landing’ supported by easing central bank policy. With that said, there is no shortage of uncertainties with ongoing geopolitical conflicts, rising debt balances, and a potentially contentious U.S. election cycle, to name a few. The impact of rampant inflation in the past few years continues to pressure consumer balance sheets, and moderating recent prints are cold comfort as the new reality of higher prices is locked in. Within housing, affordability remains at its lowest levels in history as high prices, expensive borrowing costs, and a tight and immobile housing market constrain activity. Labor markets have been a bright spot with persistently low unemployment, but any weakness could put undue pressure on consumer finances as they struggle under the pressure of today’s high prices. We continue to believe today’s environment warrants a focus on liquidity and quality, and will work to remain nimble as we navigate the next year.

Sincerely,

Garritt Conover, CFA, CAIA	Chris Roof
Portfolio Manager	Associate Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

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Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 88.2%
Angel Oak Mortgage Trust, Series 2022-1, Class A1, 2.88%, 12/25/2066 (a)(b)	$2,228,736	$1,999,391
Fannie Mae Grantor Trust, Series 2017-T1, Class A, 2.90%, 06/25/2027	1,989,549	1,883,571
Fannie Mae Whole Loan
Series 2003-W10, Class 3A5, 4.30%, 06/25/2043	5,883	5,458
Series 2003-W12, Class 1A8, 4.55%, 06/25/2043	9,659	9,358
Series 2003-W12, Class 1A9, 4.48%, 06/25/2043	1,610	1,566
Series 2003-W12, Class 2A6, 5.00%, 06/25/2043	6,472	6,392
Series 2003-W12, Class 2A7, 4.68%, 06/25/2043	5,548	5,357
Federal Home Loan Mortgage Corp.
Pool 1G2249, 6.03% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.78%), 10/01/2037 (c)	42,486	42,384
Pool 1H1348, 6.07% (1 Year CMT Rate + 2.14%), 10/01/2036 (c)	13,473	13,789
Pool 1J0204, 5.12% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.75%), 05/01/2035 (c)	18,207	18,011
Pool 1J1681, 5.73% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.98%), 06/01/2037 (c)	20,908	21,054
Pool 1L1263, 4.61% (1 Year CMT Rate + 2.25%), 03/01/2036 (c)	13,351	13,665
Pool 847727, 5.49% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.74%), 02/01/2037 (c)	3,513	3,488
Pool A14256, 5.50%, 10/01/2033	33,122	34,170
Pool A46629, 5.00%, 08/01/2035	34,691	35,316
Pool B31891, 5.38%, 01/01/2037	63,850	65,654
Pool B31900, 5.38%, 02/01/2037	81,201	83,514
Pool B31934, 5.38%, 04/01/2037	40,231	41,377
Pool B31976, 5.10%, 05/01/2037	81,633	83,329
Pool C03427, 5.50%, 10/01/2039	261,571	269,870
Pool C53878, 5.50%, 12/01/2030	42,732	43,655
Pool C66421, 6.50%, 02/01/2032	46,767	49,130
Pool C91366, 4.50%, 04/01/2031	93,023	92,664
Pool C91826, 3.00%, 05/01/2035	352,285	330,943
Pool G04540, 6.00%, 08/01/2038	111,378	116,622
Pool G04655, 6.00%, 08/01/2038	98,089	102,708
Pool G08348, 5.00%, 06/01/2039	57,495	58,533
Pool G08828, 5.50%, 04/01/2048	74,170	76,374
Pool G20028, 7.50%, 12/01/2036	93,882	96,350
Pool G30932, 4.50%, 03/01/2034	107,236	106,926
Pool G31063, 3.50%, 11/01/2037	581,893	555,641
Pool K93349, 4.00%, 11/01/2035	220,657	215,690
Pool K93365, 3.50%, 11/01/2035	224,164	214,432
Pool N30530, 5.50%, 01/01/2029	32,116	32,574
Pool N70071, 6.00%, 06/01/2035	101,439	101,437
Pool N70078, 5.50%, 01/01/2033	149,393	148,317
Pool N70082, 6.00%, 07/01/2038	278,359	280,011
Pool QC5310, 3.00%, 08/01/2051	1,381,257	1,231,956
Pool QD5779, 3.00%, 01/01/2052	3,673,740	3,250,314
Pool QD7450, 3.00%, 03/01/2052	1,742,186	1,545,160
Pool QD7999, 4.00%, 03/01/2052	4,148,482	3,925,253
Pool QD9382, 4.00%, 04/01/2052	3,071,062	2,907,014
Pool QD9775, 4.00%, 04/01/2052	2,568,118	2,431,406
Pool QE0380, 2.50%, 04/01/2052	919,099	789,128
Pool QE0622, 2.00%, 04/01/2052	543,353	451,317
Pool QE0898, 4.50%, 04/01/2052	2,826,356	2,741,702
Pool QE2358, 3.50%, 05/01/2052	3,085,339	2,832,108
Pool QE3174, 3.50%, 06/01/2052	3,179,498	2,918,186
Pool QF0493, 5.50%, 09/01/2052	2,517,698	2,555,579
Pool QF0773, 5.50%, 09/01/2052	3,058,271	3,080,402
Pool RA6966, 2.00%, 03/01/2052	3,741,084	3,087,943
Pool RA7374, 3.00%, 05/01/2052	3,711,751	3,285,663
Pool SD0846, 2.50%, 02/01/2052	3,069,891	2,626,014
Pool SD1846, 4.50%, 10/01/2052	3,388,226	3,287,793
Pool SD3234, 2.50%, 12/01/2051	3,611,454	3,080,748

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 88.2% (Continued)
Federal Home Loan Mortgage Corp. (Continued)
Pool SD3475, 5.50%, 08/01/2053	$2,886,179	$2,901,198
Pool SD3477, 6.50%, 08/01/2053	1,448,046	1,500,820
Pool SD8196, 3.50%, 02/01/2052	4,919,660	4,537,968
Pool T30346, 5.38%, 10/01/2037	69,539	71,507
Pool U30606, 5.10%, 09/01/2037	59,002	60,227
Pool U30653, 5.13%, 07/01/2037	47,332	48,700
Pool U30681, 5.10%, 09/01/2037	194,511	198,553
Pool U30800, 5.10%, 11/01/2037	71,361	72,844
Pool U31874, 5.38%, 04/01/2038	127,068	130,659
Pool U32470, 5.10%, 11/01/2038	83,584	85,319
Pool WA3311, 2.21%, 04/01/2038	3,168,981	2,370,598
Series 1843, Class Z, 7.00%, 04/15/2026	284	284
Series 2517, Class Z, 5.50%, 10/15/2032	38,164	37,090
Series 2890, Class ZA, 5.00%, 11/15/2034	156,444	157,084
Series 2907, Class VZ, 4.50%, 05/15/2034	540,695	533,439
Series 3150, Class DZ, 5.50%, 05/15/2036	286,419	290,163
Series 3294, Class CB, 5.50%, 03/15/2037	162,527	166,885
Series 366, Class IO, Pool -, 4.00%, 08/15/2049 (d)	737,121	124,781
Series 4121, Class DH, 2.00%, 10/15/2042	762,174	565,780
Series 4888, Class AC, 3.50%, 01/15/2049	655,038	608,671
Series 4891, Class PA, 3.50%, 07/15/2048	112,143	107,767
Series 5080, Class PB, 1.25%, 03/25/2050	1,948,113	1,459,677
Series 5083, Class UB, 1.25%, 03/25/2051	2,626,386	1,985,111
Series Q004, Class A2H, 5.17%, 01/25/2046 (c)	355,801	353,497
Series Q004, Class A4H, 5.54%, 08/25/2046 (c)	738,766	734,040
Series Q006, Class APT2, 2.76%, 09/25/2026 (c)	447,911	428,364
Series Q007, Class APT1, 6.00%, 10/25/2047 (c)	675,794	673,792
Series Q010, Class APT1, 4.74%, 04/25/2046 (c)	71,372	71,693
Federal National Mortgage Association
Pool 257203, 5.00%, 05/01/2028	290,490	289,853
Pool 336422, 3.43% (3 Year CMT Rate + 2.30%), 10/01/2025 (c)	6,566	6,507
Pool 344903, 5.50%, 10/01/2025	3,059	3,128
Pool 356232, 6.50%, 01/01/2026	22,643	23,335
Pool 356329, 6.78% (1 Year CMT Rate + 2.65%), 01/01/2027 (c)	26,286	26,089
Pool 363850, 4.90% (1 Year CMT Rate + 2.13%), 04/01/2027 (c)	9,895	9,840
Pool 406380, 5.43% (1 Year CMT Rate + 2.17%), 11/01/2027 (c)	16,700	16,618
Pool 406521, 4.90% (1 Year CMT Rate + 2.52%), 05/01/2026 (c)	9,394	9,236
Pool 467095, 5.90%, 01/01/2041	568,055	617,396
Pool 470828, 3.53%, 03/01/2032	775,615	721,545
Pool 520478, 6.23% (1 Year CMT Rate + 2.10%), 11/01/2029 (c)	24,264	24,111
Pool 555819, 5.28% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.03%), 07/01/2033 (c)	5,097	5,051
Pool 628837, 6.50%, 03/01/2032	7,390	7,701
Pool 640225, 4.40% (1 Year CMT Rate + 2.27%), 04/01/2032 (c)	12,063	11,755
Pool 642122, 4.40% (1 Year CMT Rate + 2.27%), 03/01/2032 (c)	7,697	7,458
Pool 656181, 5.25% (1 Year CMT Rate + 2.16%), 08/01/2031 (c)	26,023	25,746
Pool 662138, 6.30% (1 Year CMT Rate + 2.30%), 09/01/2032 (c)	30,559	30,529
Pool 668309, 6.02% (1 Year CMT Rate + 2.02%), 11/01/2032 (c)	22,083	21,968
Pool 723313, 6.54% (1 Year CMT Rate + 2.54%), 09/01/2031 (c)	27,706	27,676
Pool 741373, 6.41% (1 Year CMT Rate + 2.28%), 12/01/2033 (c)	15,448	15,384
Pool 744805, 5.27% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.52%), 11/01/2033 (c)	23,353	23,071
Pool 745626, 5.53% (1 Year CMT Rate + 2.14%), 05/01/2036 (c)	16,449	16,378
Pool 745818, 6.50%, 09/01/2036	62,740	64,903
Pool 751498, 6.34% (1 Year CMT Rate + 2.22%), 11/01/2033 (c)	7,212	7,160
Pool 764342, 4.90% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.52%), 02/01/2034 (c)	23,488	23,328
Pool 774969, 5.28% (1 Year CMT Rate + 2.28%), 04/01/2034 (c)	24,153	24,132
Pool 783554, 6.21% (1 Year CMT Rate + 2.21%), 07/01/2034 (c)	97,040	96,953
Pool 819649, 4.12% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.52%), 03/01/2035 (c)	2,717	2,699

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 88.2% (Continued)
Federal National Mortgage Association (Continued)
Pool 830970, 6.08% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.83%), 08/01/2035 (c)	$2,991	$2,954
Pool 836715, 6.02% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.77%), 10/01/2035 (c)	45,592	45,555
Pool 837329, 6.04% (1 Year CMT Rate + 2.04%), 09/01/2035 (c)	19,535	19,520
Pool 842006, 4.25%, 10/01/2035	103,738	103,030
Pool 850232, 4.25%, 12/01/2035	220,613	218,236
Pool 865849, 3.94% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.54%), 03/01/2036 (c)	10,788	10,737
Pool 868568, 4.62% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.72%), 04/01/2036 (c)	13,527	13,502
Pool 872895, 6.13% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.88%), 06/01/2036 (c)	4,010	3,986
Pool 877009, 6.31% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 2.38%), 03/01/2036 (c)	8,118	8,212
Pool 882017, 5.31% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.56%), 05/01/2036 (c)	33,008	32,600
Pool 886163, 6.08% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.83%), 07/01/2036 (c)	15,046	14,956
Pool 889829, 5.00%, 07/01/2035	32,357	32,892
Pool 896838, 5.45%, 07/01/2036	207,791	206,993
Pool 922680, 5.74% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.91%), 11/01/2035 (c)	16,045	16,513
Pool 930507, 6.50%, 02/01/2039	81,655	84,248
Pool 941050, 5.95% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.70%), 08/01/2037 (c)	25,076	24,843
Pool 950382, 6.86% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month + 1.12%), 08/01/2037 (c)	33,350	33,626
Pool 952835, 6.15% (1 Year CMT Rate + 2.32%), 09/01/2037 (c)	28,790	29,415
Pool 955233, 6.50%, 12/01/2037	66,053	69,460
Pool 957502, 3.98%, 07/01/2029	285,670	284,571
Pool 958720, 5.65%, 10/01/2028	754,577	788,403
Pool 995521, 5.32% (Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.82%), 05/01/2037 (c)	26,067	25,775
Pool AB0577, 4.00%, 03/01/2036	187,252	178,272
Pool AD0100, 7.00%, 12/01/2038	194,422	204,541
Pool AD0427, 5.50%, 10/01/2039	141,881	146,176
Pool AD0941, 5.50%, 04/01/2040	200,892	206,973
Pool AH8447, 5.50%, 04/01/2041	267,749	275,926
Pool AI4717, 4.50%, 07/01/2031	1,020,293	1,015,878
Pool AL0407, 6.50%, 04/01/2039	181,019	186,441
Pool AL0898, 5.00%, 02/01/2031	50,916	51,198
Pool AL7654, 3.00%, 09/01/2035	395,118	370,492
Pool AN8842, 3.32%, 04/01/2028	150,000	143,232
Pool AN9202, 3.32%, 05/01/2025	1,000,000	974,598
Pool AN9931, 4.24%, 08/01/2048	995,339	902,517
Pool AS1429, 4.00%, 12/01/2043	186,771	182,216
Pool AS2249, 4.00%, 04/01/2039	1,271,425	1,240,416
Pool AV7739, 4.00%, 01/01/2044	231,130	224,247
Pool AW6485, 4.00%, 06/01/2044	132,475	129,188
Pool AW9534, 4.00%, 03/01/2045	331,856	320,998
Pool AY0382, 4.00%, 11/01/2044	183,623	177,726
Pool AZ4154, 4.00%, 06/01/2045	115,615	112,239
Pool AZ7828, 4.00%, 08/01/2045	841,926	811,990
Pool BA3674, 4.50%, 10/01/2045	501,047	497,601
Pool BC1738, 4.50%, 09/01/2043	220,408	219,938
Pool BC6366, 4.50%, 02/01/2046	312,941	310,534
Pool BD1241, 4.50%, 05/01/2046	189,786	188,131
Pool BD5189, 4.50%, 07/01/2046	557,380	553,438
Pool BD8599, 4.50%, 11/01/2046	165,824	164,214
Pool BH7686, 4.50%, 12/01/2047	201,665	198,261
Pool BJ8287, 4.50%, 01/01/2048	325,070	321,628
Pool BK5105, 5.50%, 05/01/2048	346,453	353,910
Pool BK8032, 5.50%, 06/01/2048	373,849	381,900
Pool BL0387, 4.28%, 05/01/2028	2,679,017	2,651,226
Pool BN4921, 5.50%, 01/01/2049	104,332	106,345
Pool BN4936, 5.50%, 12/01/2048	180,782	184,270
Pool BP5419, 3.00%, 05/01/2050	2,503,999	2,268,931
Pool BQ3248, 2.00%, 11/01/2050	2,795,149	2,299,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 88.2% (Continued)
Federal National Mortgage Association (Continued)
Pool BQ6307, 2.00%, 11/01/2050	$1,341,927	$1,103,724
Pool BR5634, 2.00%, 03/01/2051	797,432	659,073
Pool BV4128, 2.00%, 03/01/2052	3,772,149	3,087,933
Pool BV4532, 3.50%, 03/01/2052	2,662,020	2,450,373
Pool BW0025, 4.00%, 07/01/2052	730,300	693,917
Pool CB2539, 2.50%, 01/01/2052	3,003,919	2,581,776
Pool CB2548, 2.50%, 01/01/2052	2,982,759	2,550,890
Pool CB2909, 3.50%, 02/01/2052	2,557,388	2,358,198
Pool CB3103, 2.50%, 03/01/2052	3,911,296	3,372,062
Pool DA0025, 6.00%, 09/01/2053	2,523,862	2,586,823
Pool FM8754, 3.00%, 09/01/2051	3,645,361	3,248,832
Pool FM9760, 3.50%, 11/01/2051	4,532,022	4,180,961
Pool FM9973, 3.00%, 08/01/2051	2,643,781	2,363,544
Pool FS0031, 2.50%, 10/01/2051	3,128,950	2,662,792
Pool FS0348, 2.00%, 01/01/2052	3,245,393	2,688,341
Pool FS0731, 2.00%, 02/01/2052	1,051,192	871,773
Pool FS0832, 3.50%, 03/01/2052	2,692,793	2,484,032
Pool FS0922, 3.50%, 03/01/2052	1,416,850	1,301,748
Pool FS0945, 4.00%, 03/01/2052	3,914,299	3,704,336
Pool FS1480, 2.50%, 11/01/2051	442,004	378,590
Pool FS1521, 3.00%, 04/01/2052	3,554,265	3,180,839
Pool FS3607, 2.50%, 02/01/2037	3,119,298	2,878,897
Pool FS4862, 2.50%, 10/01/2051	3,554,459	3,030,961
Pool FS5314, 2.00%, 05/01/2052	3,768,219	3,085,541
Pool FS5458, 5.50%, 08/01/2053	3,059,104	3,072,188
Pool MA3208, 4.50%, 10/01/2037	1,379,956	1,378,659
Pool MA4208, 2.00%, 12/01/2050	963,297	793,175
Pool MA4492, 2.00%, 12/01/2051	1,140,100	933,736
Pool MA4565, 3.50%, 03/01/2052	1,873,548	1,728,297
Series 1996-23, Class G, 6.50%, 07/25/2026	2,409	2,400
Series 2001-80, Class Z, 6.00%, 01/25/2032	84,124	83,988
Series 2003-71, Class MB, 5.50%, 08/25/2033	239,486	242,727
Series 2005-110, Class GL, 5.50%, 12/25/2035	552,504	562,479
Series 2005-73, Class EZ, 5.50%, 08/25/2035	1,465,772	1,469,758
Series 2006-112, Class QC, 5.50%, 11/25/2036	761,708	774,435
Series 2006-21, Class Z, 5.50%, 04/25/2036	248,114	250,658
Series 2006-M2, Class A2A, 5.27%, 10/25/2032 (c)	124,191	123,893
Series 2007-22, Class A, 5.50%, 03/25/2037	347,667	355,509
Series 2008-2, Class PH, 5.50%, 02/25/2038	418,000	424,606
Series 2009-20, Class DS, 1.95% (-1 x 30 day avg SOFR US + 7.29%), 04/25/2039 (c)(d)(e)	541,836	71,856
Series 2012-10, Class UF, 6.00% (30 day avg SOFR US + 0.66%), 02/25/2042 (c)	46,407	45,935
Series 2012-139, Class HI, 2.50%, 12/25/2027 (d)	471,113	14,734
Series 2012-27, Class PI, 4.50%, 02/25/2042 (d)	606,461	48,603
Series 2012-65, Class HJ, 5.00%, 07/25/2040	944,037	946,401
Series 2013-15, Class QI, 3.00%, 03/25/2028 (d)	36,445	1,443
Series 2013-34, Class IG, 3.00%, 05/25/2042 (d)	269,553	26,442
Series 2014-8, Class IQ, 4.00%, 03/25/2034 (d)	1,085,538	121,758
Series 2015-40, Class LI, 4.50%, 03/25/2045 (d)	324,262	58,868
Series 2018-86, Class JA, 4.00%, 05/25/2047	166,666	161,192
Series 2019-37, Class IM, 5.00%, 07/25/2049 (d)	829,401	113,065
Series 2021-95, Class WI, 0.00%, 02/25/2035 (c)(d)	5,859,839	230,083
Federal National Mortgage Association, TBA
2.00%, 01/15/2054	20,900,000	17,085,750
2.50%, 01/15/2054	4,300,000	3,658,695
5.00%, 01/15/2054	7,710,000	7,628,684
6.00%, 01/15/2054	3,000,000	3,046,406
6.50%, 01/15/2054	1,400,000	1,434,836

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 88.2% (Continued)
FREMF Mortgage Trust
Series 2019-KF73 B, Class B, 7.90% (30 day avg SOFR US + 2.56%), 11/25/2029 (a)(c)	$653,999	$608,319
Series 2020-KF74 B, Class B, 7.60% (30 day avg SOFR US + 2.26%), 01/25/2027 (a)(c)	490,858	469,130
Ginnie Mae I Pool
Pool 589694, 4.50%, 08/15/2029	638,869	623,669
Pool 623145, 5.50%, 10/15/2028	133,323	134,797
Pool 728157, 3.75%, 11/15/2029	22,026	21,334
Pool 728160, 5.25%, 11/15/2024	11,530	11,455
Pool 783374, 5.50%, 04/15/2024	137	136
Pool 784315, 6.00%, 06/15/2036	29,383	30,027
Ginnie Mae II Pool
Pool MA6994, 2.00%, 11/20/2050	1,710,080	1,448,956
Pool MA7471, 2.00%, 07/20/2051	3,618,125	3,065,843
Pool 770225, 4.25%, 08/20/2031	200,518	198,032
Pool 770226, 4.75%, 09/20/2036	186,076	185,993
Pool 782173, 5.50%, 05/20/2035	168,263	175,268
Pool AC0521, 5.50%, 05/20/2042	596,760	615,872
Pool BM9287, 4.00%, 08/20/2049	861,713	826,822
Pool BT1891, 2.50%, 12/20/2050	1,115,832	942,985
Pool CJ2171, 4.00%, 05/20/2052	1,776,035	1,746,716
Poll MA6994, 2.00%, 11/20/2050	1,710,080	1,448,956
Pool MA7106, 2.00%, 01/20/2036	605,549	549,498
Pool MA7164, 2.00%, 02/20/2036	594,989	539,900
Pool MA7471, 2.00%, 07/20/2051	3,618,125	3,065,843
Pool MA7834, 6.00%, 01/20/2052	364,599	383,307
Government National Mortgage Association, TBA
2.00%, 01/15/2054	7,900,000	6,690,621
2.50%, 01/15/2054	14,870,000	13,010,126
3.00%, 01/15/2054	10,305,000	9,331,634
3.50%, 01/15/2054	3,300,000	3,073,641
5.00%, 01/15/2054	4,605,000	4,573,346
5.50%, 01/15/2054	5,490,000	5,358,769
Government National Mortgage Association
Series 2004-93 PD, Class PD, 5.00%, 11/16/2034	327,959	325,991
Series 2006-40 B, Class B, 6.00%, 08/20/2036	57,410	58,081
Series 2010-105 IB, Class IB, 4.50%, 01/16/2040 (d)	574,716	52,528
Series 2011-127 C, Class C, 3.50%, 03/16/2047 (c)	47,921	47,439
Series 2011-156 PM, Class PM, 2.00%, 04/20/2040	682,000	541,776
Series 2011-2 DP, Class DP, 5.46%, 03/20/2039 (c)	425,275	431,807
Series 2012-143 IC, Class IC, 5.00%, 10/16/2041 (d)	931,121	145,494
Series 2012-52 WA, Class WA, 6.19%, 04/20/2038 (c)	340,508	351,746
Series 2012-97 GB, Class GB, 2.00%, 08/16/2042	831,612	673,122
Series 2013-168 IA, Class IA, 2.50%, 11/16/2028 (d)	192,456	6,009
Series 2013-86 JA, Class IA, 5.00%, 06/20/2043 (d)	510,409	57,174
Series 2014-135 IO, Class IO, 0.42%, 01/16/2056 (c)(d)	1,085,978	19,573
Series 2014-6 IG, Class IG, 4.50%, 01/16/2044 (d)	333,407	41,945
Series 2015-172 IO, Class IO, 0.62%, 03/16/2057 (c)(d)	1,012,408	21,125
Series 2016-112 AW, Class AW, 6.98%, 12/20/2040 (c)	196,916	207,460
Series 2016-12 KI, Class KI, 5.00%, 09/20/2038 (d)	607,202	79,965
Series 2016-40 IO, Class IO, 0.61%, 07/16/2057 (c)(d)	2,075,176	42,833
Series 2016-56 IO, Class IO, 1.01%, 11/16/2057 (c)(d)	1,391,903	59,918
Series 2016-68 IO, Class IC, 6.00%, 01/20/2040 (c)(d)	431,912	59,474
Series 2016-98 IO, Class IO, 0.85%, 05/16/2058 (c)(d)	1,989,765	74,984
Series 2017-103 IM, Class IM, 5.00%, 06/20/2043 (d)	730,581	94,227
Series 2017-167 SE, Class SE, 0.73% (-1 x 1 mo. Term SOFR + 6.09%), 11/20/2047 (c)(d)(e)	1,855,263	234,818
Series 2017-83 ID, Class ID, 7.00%, 01/20/2039 (d)	331,643	39,535
Series 2017-83 IK, Class IK, 6.00%, 05/20/2040 (d)	749,488	134,527
Series 2018-127 PB, Class PB, 3.00%, 09/20/2047	274,997	257,396

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Par	Value
MORTGAGE-BACKED SECURITIES — 88.2% (Continued)
Government National Mortgage Association (Continued)
Series 2018-153 QA, Class QA, 3.50%, 11/20/2048	$458,851	$436,545
Series 2018-166 AB, Class AB, 4.00%, 10/20/2047	1,237	1,231
Series 2018-36 LI, Class LI, 5.00%, 03/20/2048 (d)	1,884,349	264,142
Series 2019-162 KB, Class KB, 2.00%, 12/20/2049	579,422	374,299
Series 2021-125 UL, Class UL, 1.50%, 07/20/2051	1,840,296	1,382,852
Series 2021-160 DK, Class DK, 2.00%, 09/20/2051	1,049,804	717,429
Series 2021-177 KD, Class KD, 2.00%, 10/20/2051	1,791,418	1,391,974
Series 2021-50 PL, Class PL, 1.25%, 03/20/2051	552,000	246,457
Series 2022-9 CD, Class CD, 2.00%, 01/20/2052	2,515,250	2,009,574
Seasoned Credit Risk Transfer Trust, Series 2017-1 M1, Class M1, 4.00%, 01/25/2056 (a)(c)	151,041	149,635
United States Small Business Administration, Pool 522053, 9.11% (Prime Rate + 0.61%), 05/25/2026 (c)	154,074	153,408
TOTAL MORTGAGE-BACKED SECURITIES (Cost $277,238,884)		267,228,050

ASSET-BACKED SECURITIES — 11.8%
American Express Travel Related Services Co., Inc., Series 2022-2 A, Class A, 3.39%, 05/15/2027	3,500,000	3,429,863
American Homes 4 Rent Trust
Series 2014-SFR2 A, Class A, 3.79%, 10/17/2036 (a)	1,841,607	1,812,058
Series 2014-SFR2 B, Class B, 4.29%, 10/17/2036 (a)	2,130,000	2,101,539
Series 2014-SFR3 A, Class A, 3.68%, 12/17/2036 (a)	2,262,942	2,219,612
Series 2015-SFR1 A, Class A, 3.47%, 04/17/2052 (a)	305,117	296,695
Series 2015-SFR2 A, Class A, 3.73%, 10/17/2052 (a)	210,254	203,948
Series 2015-SFR2 C, Class C, 4.69%, 10/17/2052 (a)	250,000	245,349
AmeriCredit Automobile Receivables Trust, Series 2021-1 D, Class D, 1.21%, 12/18/2026	1,404,000	1,312,505
CarMax Auto Owner Trust
Series 2021-2 C, Class C, 1.34%, 02/16/2027	1,505,000	1,411,194
Series 5.72000, Class A2A, 5.72%, 11/16/2026	3,130,000	3,139,731
CNH Equipment Trust, Series 2023-B, Class A2, 5.90%, 02/16/2027	4,400,000	4,429,037
Dext ABS LLC
Series 2021-1 A, Class A, 1.12%, 02/15/2028 (a)	373,001	363,196
Series 2021-1 B, Class B, 1.76%, 02/15/2028 (a)	380,000	357,549
FHF Trust
Series 2021-1A A, Class A, 1.27%, 03/15/2027 (a)	215,223	208,182
Series 2021-2A A, Class A, 0.83%, 12/15/2026 (a)	383,006	370,084
Ford Credit Auto Owner Trust, Series 2023-C A2A, Class A2A, 5.68%, 09/15/2026	1,875,000	1,883,541
John Deere Owner Trust
Series 2023-B A2, Class A2, 5.59%, 06/15/2026	2,985,000	2,987,593
Series 2023-C A2, Class A2, 5.76%, 08/17/2026	2,740,000	2,751,903
JPMorgan Chase Bank NA, Series 2021-3 B, Class B, 0.76%, 02/26/2029 (a)	529,967	511,470
PFS Financing Corp, Series 2021-A A, Class A, 0.71%, 04/15/2026 (a)	1,505,000	1,482,052
Toyota Auto Receivables Owner Trust, Series 2023-B A2A, Class A2A, 5.28%, 05/15/2026	1,416,984	1,415,090
Verizon Master Trust
Series 2021-1 A, Class A, 0.50%, 05/20/2027	1,500,000	1,470,558
Series 2022-4 A, Class A, 3.40%, 11/20/2028	1,500,000	1,467,579
TOTAL ASSET-BACKED SECURITIES (Cost $36,317,315)		35,870,328

MUNICIPAL BONDS — 0.1%
Colorado Health Facilities Authority, 2.80%, 12/01/2026	435,000	408,753
TOTAL MUNICIPAL BONDS (Cost $435,000)		408,753
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS – 23.0%

Money Market Funds — 2.9%
First American Government Obligations Fund — Class Z, 5.26% (f)	8,594,541	$8,594,541

	Par
U.S. Treasury Bills — 20.1%
2.67%, 01/02/2024 (g)	$61,000,000	61,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $69,585,611)		69,594,541
TOTAL INVESTMENTS — 123.1% (Cost $383,576,810)		373,101,672
Liabilities in Excess of Other Assets — (23.1)%		(70,115,084)
TOTAL NET ASSETS — 100.0%		$302,986,588

Percentages are stated as a percent of net assets.
SOFR — Secured Overnight Financing Rate
TBA — To be Announced
(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon bond. The rate disclosed is as of December 31, 2023.
(c)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of December 31, 2023.

(d)	Interest only security.
(e)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(g)	The rate shown is the effective yield.

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	88.2%
Short Term Investments	23.0%
Asset Backed Securities	11.8%
Municipal Bonds	0.1%
Liabilities in Excess of Other Assets	(23.1)%
100.0%

Schedule of Open Futures Contracts

	Contracts		Notional	Notional	Unrealized Appreciation
Description	Purchased	Expiration Date	Amount	Value	(Depreciation)
10 Year U.S. Ultra Treasury Notes	63	03/19/24	$7,110,327	$7,434,984	$324,657
U.S. Treasury 10 Year Notes	56	03/19/24	6,118,562	6,321,875	203,313
U.S. Treasury 5 Year Notes	56	03/28/24	5,970,551	6,091,313	120,762
10 Year U.S. Long Bonds	19	03/19/24	2,202,606	2,373,813	171,207
			$21,402,046	$22,221,985	$819,939

	Contracts		Notional	Notional	Unrealized Appreciation
Description	Sold	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2 Year Notes	(22)	03/28/24	$(4,509,271)	$(4,530,109)	$(20,838)
U.S. Treasury Ultra Bonds	(26)	03/19/24	(3,165,785)	(3,473,438)	(307,653)
			$(7,675,056)	$(8,003,547)	$(328,491)
Total Unrealized Appreciation (Depreciation)					$491,448

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the 6-month period ended December 31, 2023, the Brown Advisory – WMC Strategic European Equity Fund (the “Fund”) Investor Shares increased 6.38% in value. During the same period, the MSCI Europe Index, the Fund’s benchmark, increased 5.55%.

For the 6 months ended December 31, 2023, the portfolio outperformed the benchmark. Sector allocation, a result of our bottom-up stock selection process, was the primary driver of relative outperformance, driven by the Fund’s overweight to industrials and underweights to consumer discretionary and health care. This was partially offset by underweights to materials and energy, which detracted. Security selection detracted from relative performance. Selection in financials, health care, and energy detracted most, while selection within communication services, consumer discretionary, and industrials contributed.

From an individual stock perspective, our top relative contributors were United Internet (communication services), Trelleborg (industrials), and BAE Systems (industrials). Our top relative detractors were not owning Novo Nordisk (health care), and positions in Prudential (financials), and Bayer (health care). During the period, we purchased new positions in Holcim and Industria de Diseno (Inditex). We sold our positions in Bayer, Smith & Nephew, and CRH.

Holcim is a Switzerland-based, global company that specialises in building materials and solutions. They are leaders in cement, aggregates, and ready-mix concrete production. They continue to sell their emerging markets cement business, focusing on the light side of the building materials sector. We think their US cement business (around 40% of the company) is well positioned, benefitting from the US Inflation Reduction Act, while the EU’s carbon credit policy means that Holcim are keen to decarbonise so that they do not have to purchase additional carbon credits, reducing their cost base over the medium to long term. Their decarbonisation efforts have led to them winning multiple decarbonisation grants by the EU. The team recently met with the CEO, and like the acquisitions they’ve done and the growth outlook, initiating a position over the period.

Bayer engages in the development of products within health care, nutrition, and crop science. They operate in 5 segments: Pharmaceuticals, Consumer Health, Crop Science, Animal Health, and Covestro. Our original thesis was based on their assets being good quality, with solid underlying free cash flow generation, but trading at depressed multiples due to ongoing litigation concerns stemming mostly from its acquisition of Monsanto. We underestimated their litigation risk and did not expect the risk from their recent drug failure, as such we eliminated our position over the period.

Sincerely,

Carl Dirk Enderlein, CFA,
Senior Managing Director, and Equity Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets.

Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.0%

Austria — 4.0%
Erste Group Bank AG	223,746	$9,062,798
Vienna Insurance Group AG Wiener
Versicherung Gruppe	79,887	2,335,365
		11,398,163
Belgium — 6.1%
Azelis Group NV	93,124	2,286,345
KBC Group NV	105,722	6,861,273
UCB S.A.	92,646	8,076,087
		17,223,705
Czech Republic — 0.9%
Komercni Banka AS	75,280	2,437,709

Denmark — 0.7%
Royal Unibrew AS	27,376	1,828,881

France — 11.9%
Bureau Veritas S.A.	85,251	2,156,824
Dassault Aviation S.A.	10,479	2,076,202
Elis S.A.	350,426	7,324,414
Legrand S.A.	12,765	1,329,297
Publicis Groupe S.A.	77,850	7,233,173
SPIE S.A.	84,563	2,646,968
Technip Energies NV	260,824	6,088,206
Thales S.A.	33,790	5,003,369
		33,858,453
Germany — 13.9%
Beiersdorf AG	17,754	2,658,741
Brenntag SE	77,462	7,119,324
Hannover Rueck SE	9,063	2,166,994
Hensoldt AG	170,266	4,585,678
Jenoptik AG	49,316	1,546,696
Rheinmetall AG	39,057	12,386,364
Siemens Healthineers AG	22,972	1,333,720
United Internet AG	298,670	7,595,875
Washtec AG	1,300	45,924
		39,439,316
Ireland — 2.3%
AIB Group PLC	1,491,549	6,387,934

Netherlands — 5.3%
Heineken NV	60,803	6,177,540
QIAGEN NV(a)	149,127	6,483,479
Wolters Kluwer NV	16,971	2,414,451
		15,075,470
Portugal — 2.1%
Jeronimo Martins SGPS S.A.	236,097	6,008,781

Spain — 5.6%
Almirall S.A.	78,125	727,369
Bankinter S.A.	900,854	5,777,742
Fluidra S.A.	131,683	2,745,310
Industria de Diseno Textil S.A.	103,448	4,513,846
Laboratorios Farmaceuticos Rovi S.A.	32,160	2,140,754
		15,905,021
Sweden — 5.2%
Alfa Laval AB	76,430	3,059,804
Assa Abloy AB — Class B	72,873	2,100,141
Hexpol AB	129,431	1,568,146
Sandvik AB	79,810	1,733,900
Trelleborg AB — Class B	185,344	6,220,900
		14,682,891
Switzerland — 7.1%
ABB, Ltd.	184,446	8,189,064
Holcim, Ltd.	88,997	6,989,951
Novartis AG	30,451	3,075,870
UBS Group AG	62,546	1,942,778
		20,197,663
United Kingdom — 29.9%
BAE Systems PLC	661,775	9,366,882
Beazley PLC	586,151	3,895,329
British American Tobacco PLC	364,868	10,675,729
Bunzl PLC	161,982	6,582,216
Compass Group PLC	87,792	2,402,279
Haleon PLC	2,162,232	8,852,757
Hikma Pharmaceuticals PLC	103,570	2,360,056
IMI PLC	207,774	4,452,065
Next PLC	25,706	2,657,351
Prudential PLC	516,011	5,821,987
Rotork PLC	710,670	2,924,766
RS GROUP PLC	725,251	7,570,348
Savills PLC	170,636	2,107,584
Serco Group PLC	1,465,147	3,018,836
Smiths Group PLC	313,335	7,032,930
Softcat PLC	37,894	656,901
Spectris PLC	93,925	4,517,859
		84,895,875
TOTAL COMMON STOCKS
(Cost $214,806,079)		269,339,862

PREFERRED STOCKS — 1.0%

Germany — 1.0%
FUCHS SE	65,942	2,933,751
TOTAL PREFERRED STOCKS
(Cost $2,267,356)		2,933,751

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS — 3.5%

Money Market Funds — 3.5%
First American Government Obligations
Fund — Class Z, 5.25% (b)	9,936,236	$9,936,236
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,936,236)		9,936,236
TOTAL INVESTMENTS — 99.5%
(Cost $227,009,671)		282,209,849
Other Assets in Excess of Liabilities — 0.5%		1,384,111
TOTAL NET ASSETS — 100.0%		$283,593,960

Percentages are stated as a percent of net assets.
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	29.9%
Germany	14.9%
France	11.9%
Switzerland	7.1%
Belgium	6.1%
Spain	5.6%
Netherlands	5.3%
Sweden	5.2%
Austria	4.0%
Money Market Funds	3.5%
Ireland	2.3%
Portugal	2.1%
Czech Republic	0.9%
Denmark	0.7%
Other Assets and Liabilities	0.5%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023, the Brown Advisory Emerging Markets Select Fund (the “Fund”) Institutional Shares increased 3.30% in value. During the same period, the MSCI Emerging Markets Index (the “Index”), the Fund’s benchmark, increased 4.71% in value.

After strong performance in July fueled by a rebound in Chinese equities, emerging markets declined for three straight months, as new concerns emerged in the Chinese property market impacting the Chinese and commodity-driven economies. However, emerging markets rallied during the last two months of the year on optimism around peaking inflation, declining crude oil prices, and possible interest rate cuts in 2024. The notable exception was China, where macroeconomic concerns and problems in specific industries such as property, financial services, and gaming continued to weigh on investor sentiment.

The Fund advanced in absolute terms but underperformed the Index as positive stock selection was more than offset by unfavorable sector and country allocation. On a sector basis, positive stock selection in information technology and real estate were partially offset by negative selection in communication services, consumer staples, consumer discretionary, and financials. The Fund’s underweight to energy was a notable detractor from relative performance. On a country basis, the Fund’s overweight allocation to Hong Kong and underweight allocation to Taiwan were the biggest detractors. This was partially offset by overweight allocations to India and Singapore.

A specific area of strength in the portfolio was the Fund’s Indian real estate developers, DLF Ltd. and Macrotech Developers Ltd. India is one of Asia’s largest and fastest growing economies and demand for high quality real estate continued to drive a healthy pipeline of development for these companies. Excitement around artificial intelligence and resilient demand pushed the shares of electronics and PC suppliers higher during the period. The Fund’s holdings in Elite Material, Lite-On Technology, Compal Electronics, and Lenovo were key contributors to relative performance. By far, the biggest headwind to the Fund’s relative performance was exposure to Chinese consumer and financial companies given the negative effect that high unemployment and the struggling real estate market had on businesses held by the Fund such as Li Ning, Tsingtao Brewery, China Mengniu Dairy, Meituan, and China Pacific Insurance.

Portfolio sales during the period focused mainly on trimming or eliminating positions that performed well or opportunistically upgrading the quality of businesses held. Sales included strong performers such as POSCO, Elite Material, and Lite-On Technology. The Fund initiated a variety of new positions in India in the consumer, materials, and financial sectors. The Fund’s weighting in China and Hong Kong decreased by roughly 4% to 30.4%, and its combined overweight versus the benchmark decreased from 7.9% to 6.2%. However, the Fund has prudently added new positions in China as it seeks to take advantage of cheap valuations for businesses that are, in many cases, industry leaders.

Looking ahead to 2024, we are cautiously optimistic on the outlook for emerging markets as valuations appear reasonable, growth is generally stable, and inflation has been declining.

Sincerely,

Jordan Wruble
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.4%

Australia — 1.4%
BHP Billiton Ltd.	123,253	$4,210,888
Rio Tinto, Ltd.	39,039	3,614,924
		7,825,812
Brazil — 3.7%
Ambev S.A.	2,429,500	6,827,896
Banco do Brasil S.A.	317,800	3,622,741
Natura & Co. Holding S.A.(a)	714,100	2,448,523
Neoenergia S.A.	865,900	3,802,910
Vale S.A.	296,000	4,688,250
		21,390,320
China — 29.7%
AIA Group, Ltd.	1,114,473	9,699,128
Alibaba Group Holding, Ltd.	1,898,433	18,286,736
ANTA Sports Products, Ltd.	468,916	4,557,540
Baidu, Inc. — Class A(a)	520,164	7,743,118
Baidu, Inc. — ADR(a)	11,693	1,392,519
Beijing Oriental Yuhong Waterproof
Technology Co., Ltd. — Class A	802,500	2,172,539
Brilliance China Automotive
Holdings, Ltd.	2,678,000	1,491,627
China Mengniu Dairy Co., Ltd.	1,151,388	3,101,738
China Merchants
Bank Co., Ltd. — Class H	1,087,500	3,782,900
China Overseas Land & Investment, Ltd.	3,455,246	6,096,027
China Pacific Insurance
Group Co., Ltd. — Class H	1,764,435	3,569,284
Contemporary Amperex
Technology Co., Ltd. — Class A	124,060	2,855,932
Fuyao Glass Industry
Group Co., Ltd. — Class A	657,600	3,466,053
Galaxy Entertainment Group, Ltd.	740,000	4,144,642
GF Securities Co., Ltd. — Class H	3,270,400	3,916,274
Haier Smart Home Co., Ltd. — Class H	2,093,200	5,912,523
Hangzhou Tigermed
Consulting Co., Ltd. — Class A	237,200	1,836,837
Hong Kong Exchanges & Clearing, Ltd.	170,477	5,847,405
KE Holdings, Inc. — ADR	19,264	312,269
KE Holdings, Inc. — Class A	949,747	5,189,039
Kweichow Moutai Co., Ltd. — Class A	16,283	3,963,643
Lenovo Group, Ltd.	2,400,000	3,358,657
Pacific Basin Shipping, Ltd.	15,261,568	5,022,300
Ping An Insurance
Group Co. of China, Ltd. — Class H	422,000	1,910,520
Ping An Insurance
Group Co. of China, Ltd. — Class A	133,500	759,485
Shenzhen Inovance
Technology Co., Ltd. — Class A	512,928	4,568,789
Shenzhou International
Group Holdings, Ltd.	334,214	3,428,654
SITC International Holdings Co., Ltd.	2,020,000	3,486,580
Tencent Holdings, Ltd.	540,548	20,408,321
Trip.com Group, Ltd.(a)	149,922	5,381,926
Trip.com Group, Ltd. — ADR(a)	45,935	1,654,119
Tsingtao Brewery Co., Ltd. — Class H	386,987	2,600,287
Weichai Power Co., Ltd. — Class H	3,520,000	5,880,676
WH Group, Ltd.	6,992,000	4,515,430
Yue Yuen Industrial Holdings, Ltd.	1,802,000	1,997,178
Zhejiang Longsheng
Group Co., Ltd. — Class A	2,834,500	3,356,279
ZTO Express Cayman, Inc. — ADR	191,441	4,073,865
		171,740,839
Hungary — 0.8%
OTP Bank Nyrt	106,680	4,859,526

India — 19.3%
Amber Enterprises India, Ltd.(a)	85,471	3,217,616
Apollo Hospitals Enterprise, Ltd.	60,587	4,150,469
AU Small Finance Bank, Ltd.	409,613	3,872,466
Aurobindo Pharma, Ltd.	179,445	2,336,578
Axis Bank, Ltd.	647,585	8,570,382
Bajaj Auto, Ltd.	48,770	3,982,541
DLF, Ltd.	720,845	6,286,360
Five-Star Business Finance Ltd.(a)	386,237	3,409,784
Godrej Consumer Products, Ltd.	289,284	3,931,044
HDFC Bank, Ltd.	537,841	11,012,844
ICICI Bank, Ltd.	789,733	9,437,150
Jubilant Foodworks, Ltd.	668,078	4,533,988
Larsen & Toubro, Ltd.	230,561	9,763,768
Macrotech Developers, Ltd.	598,041	7,346,938
Mahindra & Mahindra, Ltd.	378,615	7,863,299
Reliance Industries, Ltd.	268,267	8,326,458
SBI Life Insurance Co., Ltd.	200,991	3,459,009
Shriram Finance, Ltd.	228,933	5,647,260
UltraTech Cement, Ltd.	36,183	4,564,530
		111,712,484
Indonesia — 3.9%
Bank Central Asia Tbk PT	11,542,255	7,048,851
Bank Negara Indonesia Persero Tbk PT	17,517,268	6,112,474
Bank Rakyat Indonesia Persero Tbk PT	25,609,213	9,518,122
		22,679,447
Russia — 0.0%
Sberbank of Russia PJSC — ADR(a)(b)(c)	184,769	1,848

Singapore — 3.5%
DBS Group Holdings, Ltd.	223,827	5,660,323
Seatrium, Ltd.(a)	50,115,300	4,474,891
United Overseas Bank, Ltd.	209,838	4,528,977
Wilmar International, Ltd.	1,973,908	5,332,269
		19,996,460
South Africa — 0.7%
Sasol, Ltd.	373,359	3,762,597

South Korea — 15.0%
DB Insurance Co., Ltd.	83,582	5,413,035
Hankook Tire & Technology Co., Ltd.	187,223	6,580,300
HD Hyundai Heavy Industries Co., Ltd.(a)	50,949	5,082,456
Hyundai Mipo Dockyard Co., Ltd.(a)	73,999	4,855,786
KB Financial Group, Inc.	55,320	2,308,050
Samsung Electronics Co., Ltd.	771,192	46,808,918
Samsung Engineering Co., Ltd.(a)	332,465	7,447,641

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 95.4% (Continued)

South Korea — 15.0% (Continued)
Samsung Heavy Industries Co., Ltd.(a)	609,224	$3,651,897
Shinhan Financial Group Co., Ltd.	147,290	4,566,520
		86,714,603
Taiwan — 11.6%
Advantech Co., Ltd.	197,908	2,394,965
Compal Electronics, Inc.	1,798,000	2,328,965
Hon Hai Precision Industry Co., Ltd.	2,644,000	8,995,513
Realtek Semiconductor Corp.	384,743	5,900,006
Taiwan Semiconductor
Manufacturing Co., Ltd.	2,471,543	47,383,315
		67,002,764
Thailand — 1.7%
Bangkok Bank PCL	436,800	2,002,484
Bangkok Bank PCL — NVDR	217,700	997,277
Indorama Ventures PCL — NVDR	3,160,300	2,519,627
SCB X PCL	1,315,200	4,022,912
		9,542,300
Turkey — 0.5%
Akbank T.A.S.	2,149,157	2,657,986

United Arab Emirates — 0.8%
Abu Dhabi Commercial Bank PJSC	1,927,001	4,816,520

United Kingdom — 0.6%
Standard Chartered PLC	409,360	3,473,883

United States — 2.2%
Cognizant Technology
Solutions Corp. — Class A	103,061	7,784,197
Credicorp, Ltd.	31,153	4,670,770
		12,454,967
TOTAL COMMON STOCKS
(Cost $489,816,529)		550,632,356

PREFERRED STOCKS — 2.2%

Brazil — 2.2%
Cia Energetica de Minas Gerais	2,272,495	5,389,492
Itau Unibanco Holding S.A.	431,800	3,004,248
Petroleo Brasileiro S.A.	570,600	4,353,570
TOTAL PREFERRED STOCKS
(Cost $8,803,251)		12,747,310

SHORT-TERM INVESTMENTS — 1.5%

Money Market Funds — 1.5%
First American Government Obligations
Fund — Class Z, 5.25%(d)	8,604,036	8,604,036
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,604,036)		8,604,036
TOTAL INVESTMENTS — 99.1%
(Cost $507,223,816)		571,983,702
Other Assets in Excess of Liabilities — 0.9%		5,450,919
TOTAL NET ASSETS — 100.0%		$577,434,621

Percentages are stated as a percent of net assets.
ADR — American Depositary Receipt
NVDR — Non-Voting Depository Receipt
PLC — Public Limited Company
(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting through its Valuation Committee. These securities represented $1,848 or 0.0% of net assets as of December 31, 2023.

(c)
Restricted security as to resale. As of the date of this report, the Fund held restricted securities with a fair value of $1,848 or 0.0% of net assets. Security was acquired from December 2021 to February 2022 at an acquisition cost of $2,890,347.

(d)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

China	29.7%
India	19.3%
South Korea	15.0%
Taiwan	11.6%
Brazil	5.9%
Indonesia	3.9%
Singapore	3.5%
United States	2.2%
Thailand	1.7%
Money Market Fund	1.5%
Australia	1.4%
Hungary	0.8%
United Arab Emirates	0.8%
South Africa	0.7%
United Kingdom	0.6%
Turkey	0.5%
Russia	0.0%
Other Assets and Liabilities	0.9%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2023

Dear Shareholder:

During the six-month period ended December 31, 2023 (the “Period”), the Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Fund”) Institutional Shares increased 5.65%. During the same period, the Russell 1000 Value Index (the “Index”), the Fund’s benchmark, increased by 6.03%. Inflation and the response of central banks was a major driver of equity market performance during the Period. This was particularly the case in the final quarter of 2023 as the U.S. Federal Reserve indicated it was considering cutting rates in the near future. This change in sentiment led to a strong rally in equity markets to finish the year.

Relative underperformance was driven primarily by stock selection in Communication Services, in addition to a combination of stock selection and an overweight in Consumer Staples, as well as an underweight in Financials. The main contributors to relative performance were stock selection in Health Care and Industrials, as well as an overweight in the outperforming Information Technology sector.

From an individual stock perspective, Amgen Inc., Qualcomm and NetApp were among the top contributors on an absolute-return basis. Amgen’s most recent Q3 2023 earnings included 4% year-over-year revenue growth and a 5% increase in sales. The firm also completed its acquisition of Horizon Therapeutics during the Period. Qualcomm reported positive fiscal Q4 2023 earnings in November and emphasized that the extended global smartphone chip glut has started to clear. Revenue and EPS both beat expectations, and the company’s Q1 2024 guidance was well above Street estimates. NetApp reported fiscal Q2 2023 results (period ended October 31) in December that beat Street estimates on revenue, margins and EPS. The better-than-expected results were driven by the company’s new capacity flash storage system. After being caught off guard about a year ago when the market suddenly demanded such a product, NetApp quickly regained its footing and is now a leader in the sub-segment.

The primary detractors from performance included Polaris Industries, Amdocs Limited and Interpublic Group of Companies. Amid shifting consumer sentiment, Polaris’s most recent guidance indicated that EPS would come down by 6% in 2023, ahead of an even more severe decline in 2024, which negatively impacted the stock. Given the strength of the franchise over the last few years, we are not surprised by the nearer-term weakness and would note that the valuation, in our view, more than discounts this weakness. Amdocs continues to execute well, though its stock posted a return of -10% in the second half of the year. The company has highlighted a more restrictive investment environment among its big telecom customers in Q4, which prompted a lowering of Amdocs’ growth outlook range. We note that ~80% of Amdocs’ revenues are recurring in nature, so this does not constitute a big concern in terms of impact on financials and valuation, however the concern around slowing growth did impact the stock. In addition to this, the Israel-Hamas war also impacted the stock. Though the company’s senior management is based in Israel, operational impact should be minimal as Amdocs is a global company with operations and R&D centers in Europe, North America, India and other parts of Asia (Singapore). For Interpublic, a “tech-cession” in advertising spending combined with a delay in onboarding of recent new major account wins with Pfizer and Geico contributed to muted growth during the Period. Growth in health care, its biggest segment by far at close to 30% of ad budgets, was also slower than expected, but should reverse in the future based on the backlog of projects.

Value stocks lagged their Growth counterparts for much of 2023, which has been the case for most of the last 15 years. The combination of extreme divergence of a handful of stocks compared to the broader markets and some contradictory macroeconomic signals continue to cause volatility.

The increasing concentration in U.S. equities is concerning. Index concentration is now at its highest level in over five decades, with the top seven stocks in the S&P 500 Index representing a combined 28.2% of the entire index. The “Magnificent Seven” (Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia, and Tesla) collectively returned 76.3% in 2023, compared to 13.8% for the rest of the S&P 500 Index.

The Magnificent Seven are trading at close to 29x forward earnings, compared to 18x forward earnings for the rest of the S&P 500 Index. Notwithstanding the fact that this spread could widen further, such disparity in valuations leaves growth stocks vulnerable should a market correction occur. Investors saw this scenario play out in late 2022 when many high-multiple stocks saw large price declines.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2023

The P/E ratio gap between Value and Growth in the U.S. large-cap space sits in the 86th percentile of historical observations when looking at the past ~30 years. Given the wide disparities in equity market performance outcomes in 2023 and the uncertainty facing investors in 2024, we believe investors stand to benefit our unwavering focus on understanding the fundamental attributes of portfolio companies, while aiming to protect on the downside, through a focus on both business quality and valuation discounts.

We thank you for your support and continued investment in the Fund.

Sincerely,

Rui Cardoso, CFA	Glenn Fortin, CFA
Portfolio Manager	Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.8%

Communication Services — 10.4%
Comcast Corp. — Class A	1,169,005	$51,260,869
Interpublic Group of Cos., Inc.	1,575,915	51,437,866
Omnicom Group, Inc.	884,802	76,544,221
		179,242,956
Consumer Discretionary — 14.2%
eBay, Inc.	1,007,905	43,964,816
Gentex Corp.	1,320,190	43,117,405
Harley-Davidson, Inc.	1,648,184	60,719,098
Polaris, Inc.	473,880	44,909,608
Tempur Sealy International, Inc.	1,014,680	51,718,240
		244,429,167
Consumer Staples — 9.7%
Campbell Soup Co.	1,134,050	49,024,982
Kellogg Co.	1,016,441	56,829,216
Kimberly-Clark Corp.	487,585	59,246,453
WK Kellogg Co.	216,735	2,847,898
		167,948,549
Financials — 17.1%
American Express Co.	439,200	82,279,728
Ameriprise Financial, Inc.	157,510	59,827,023
BlackRock, Inc.	73,035	59,289,813
Carlyle Group, Inc.	923,770	37,588,201
SEI Investments Co.	881,800	56,038,390
		295,023,155
Health Care — 13.6%
Amgen, Inc.	319,995	92,164,961
Biogen, Inc.(a)	213,630	55,281,035
Cencora, Inc.	139,951	28,743,136
Merck & Co., Inc.	525,915	57,335,253
		233,524,385
Industrials — 14.2%
Cummins, Inc.	199,645	47,828,953
Flowserve Corp.	1,465,279	60,398,800
Masco Corp.	966,370	64,727,463
Parker-Hannifin Corp.	55,290	25,472,103
Westinghouse Air Brake
Technologies Corp.	358,300	45,468,270
		243,895,589
Information Technology — 17.8%
Amdocs Ltd.	832,397	73,159,372
Gen Digital, Inc.	2,827,415	64,521,610
NetApp, Inc.	955,745	84,258,479
QUALCOMM, Inc.	592,800	85,736,665
		307,676,126
Materials — 0.8%
PPG Industries, Inc.	88,640	13,256,112
TOTAL COMMON STOCKS
(Cost $1,390,494,683)		1,684,996,039

SHORT-TERM INVESTMENTS — 2.2%

Money Market Funds — 2.2%
First American Government Obligations
Fund — Class Z, 5.25%(b)	38,275,927	38,275,927
TOTAL SHORT-TERM INVESTMENTS
(Cost $38,275,927)		38,275,927
TOTAL INVESTMENTS — 100.0%
(Cost $1,428,770,610)		1,723,271,966
Other Assets in Excess of Liabilities — 0.0%		795,355
TOTAL NET ASSETS — 100.0%		$1,724,067,321

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	17.8%
Financials	17.1%
Consumer Discretionary	14.2%
Industrials	14.2%
Health Care	13.6%
Communication Services	10.4%
Consumer Staples	9.7%
Money Market Funds	2.2%
Materials	0.8%
Other Assets and Liabilities	0.0%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2023 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,340,266,436	$349,461,626	$5,064,063	$5,582,247,837
Net unrealized appreciation (depreciation)	1,030,887,281	439,922,168	14,970,192	3,167,810,013
Total investments, at value	2,371,153,717	789,383,794	20,034,255	8,750,057,850
Receivables:
Due from adviser, net	—	—	26,907	—
Fund shares sold	915,949	136,723	—	10,991,186
Interest and dividends	3,055,943	346,523	41,238	5,257,179
Foreign tax reclaims	—	—	27,070	—
Prepaid expenses and other assets	97,986	62,681	4,932	208,416
Total Assets	2,375,223,595	789,929,721	20,134,402	8,766,514,631
LIABILITIES
Payables:
Fund shares redeemed	11,641,285	109,322	37,335	4,807,104
Accrued Liabilities:
Investment advisory fees	1,143,318	278,937	—	3,710,020
Service fees	83,941	61,335	2,086	349,556
Administration, accounting and transfer agent fees	112,331	38,062	3,889	401,044
Business management fees	98,163	32,750	955	362,816
Trustee fees	10,941	2,727	566	37,011
Distribution fees	3,403	1,231	166	82,796
Professional fees	2,560	8,859	3,991	16,204
Custodian fees	13,273	4,243	974	39,595
Other liabilities	17,735	5,950	5,553	34,936
Total Liabilities	13,126,950	543,416	55,515	9,841,082
NET ASSETS	$2,362,096,645	$789,386,305	$20,078,887	$8,756,673,549

COMPONENTS OF NET ASSETS
Paid-in capital	$1,268,053,260	$333,900,164	$(11,166,459)	$5,804,987,570
Total distributable earnings (loss)	1,094,043,385	455,486,141	31,245,346	2,951,685,979
NET ASSETS	$2,362,096,645	$789,386,305	$20,078,887	$8,756,673,549
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,697,392,482	$297,966,000	$5,424,669	$5,950,955,845
Shares outstanding (unlimited shares authorized)	62,473,603	8,558,918	466,914	123,720,522
Net asset value per share	$27.17	$34.81	$11.62	$48.10
Investor Shares:
Net assets	$647,559,817	$485,433,645	$13,934,776	$2,407,931,695
Shares outstanding (unlimited shares authorized)	24,452,635	13,979,563	1,200,036	51,022,446
Net asset value per share	$26.48	$34.72	$11.61	$47.19
Advisor Shares:
Net assets	$17,144,346	$5,986,660	$719,442	$397,786,009
Shares outstanding (unlimited shares authorized)	715,831	173,077	62,020	8,689,548
Net asset value per share	$23.95	$34.59	$11.60	$45.78

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2023 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
ASSETS
Investments:
Total investments, at cost	$71,852,239	$1,839,355,080	$947,971,058	$55,934,148
Net unrealized appreciation (depreciation)	24,937,987	410,768,158	363,244,314	9,621,138
Total investments, at value	96,790,226	2,250,123,238	1,311,215,372	65,555,286
Receivables:
Investments sold	—	—	1,224,427	—
Fund shares sold	175,032	2,351,311	926,080	6,338
Interest and dividends	24,296	1,844,166	1,968,781	46,726
Foreign tax reclaims	1,540	—	—	—
Prepaid expenses and other assets	35,343	101,306	58,226	39,131
Total Assets	97,026,437	2,254,420,021	1,315,392,886	65,647,481
LIABILITIES
Payables:
Investments purchased	—	2,727,252	5,325,717	—
Fund shares redeemed	91,928	29,559,489	189,486	—
Accrued Liabilities:
Investment advisory fees, net	50,390	1,584,659	917,265	37,779
Service fees	3,248	114,233	79,280	242
Administration, accounting and transfer agent fees	4,966	108,246	61,168	4,300
Business management fees	4,013	93,215	53,957	2,652
Trustee fees	544	9,305	7,063	295
Distribution fees	—	1,797	693	—
Professional fees	10,067	10,774	4,996	7,873
Custodian fees	3,268	11,480	10,409	270
Other liabilities	4,077	50,459	9,150	3,289
Total Liabilities	172,501	34,270,909	6,659,184	56,700
NET ASSETS	$96,853,936	$2,220,149,112	$1,308,733,702	$65,590,781

COMPONENTS OF NET ASSETS
Paid-in capital	$86,280,956	$1,841,065,325	$950,147,632	$63,625,273
Total distributable earnings (loss)	10,572,980	379,083,787	358,586,070	1,965,508
NET ASSETS	$96,853,936	$2,220,149,112	$1,308,733,702	$65,590,781
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$70,357,821	$1,299,495,839	$669,396,979	$63,487,235
Shares outstanding (unlimited shares authorized)	4,801,034	28,547,614	22,738,539	6,604,867
Net asset value per share	$14.65	$45.52	$29.44	$9.61
Investor Shares:
Net assets	$26,496,115	$912,012,015	$635,987,674	$2,103,546
Shares outstanding (unlimited shares authorized)	1,825,638	40,322,301	21,635,723	219,257
Net asset value per share	$14.51	$22.62	$29.40	$9.59
Advisor Shares:
Net assets	$—	$8,641,258	$3,349,049	$—
Shares outstanding (unlimited shares authorized)	—	404,291	114,783	—
Net asset value per share	$—	$21.37	$29.18	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2023 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	GLOBAL	SUSTAINABLE	INTERMEDIATE
	VALUE	LEADERS	INTERNATIONAL	INCOME
	FUND	FUND	LEADERS FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$59,310,799	$1,172,134,341	$27,832,509	$109,302,523
Investments – affiliated, at cost (Note 3)	—	—	—	16,952,513
Total investments, at cost	59,310,799	1,172,134,341	27,832,509	126,255,036
Net unrealized appreciation (depreciation) – unaffiliated	7,778,781	504,863,745	4,649,837	(5,106,789)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	—	(1,796,219)
Total net unrealized appreciation (depreciation)	7,778,781	504,863,745	4,649,837	(6,903,008)
Investments – unaffiliated, at value	67,089,580	1,676,998,086	32,482,346	104,195,734
Investments – affiliated, at value (Note 3)	—	—	—	15,156,294
Total investments, at value	67,089,580	1,676,998,086	32,482,346	119,352,028
Cash	6,503	135,872	—	—
Cash deposit at broker – futures contracts (Note 6)	—	—	—	198,564
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	388,630
Receivables:
Fund shares sold	15,000	2,904,555	100	39,210
Interest and dividends	109,182	510,849	11,233	716,435
Foreign tax reclaims	13,839	1,682,346	22,576	—
Prepaid expenses and other assets	27,665	51,426	27,731	29,176
Total Assets	67,261,769	1,682,283,134	32,543,986	120,724,043
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—	370,551
Payables:
Investments purchased	335,674	—	80,117	—
Fund shares redeemed	—	135,238	—	3,107
Accrued Liabilities:
Investment advisory fees, net	26,732	898,728	10,373	26,296
Service fees	39	8,096	207	5,020
Administration, accounting and transfer agent fees	2,965	79,691	2,027	6,245
Business management fees	2,742	69,133	1,324	5,020
Trustee fees	432	7,220	85	193
Distribution fees	—	—	—	643
Professional fees	7,662	5,285	8,108	10,868
Custodian fees	3,128	32,142	3,419	942
Other liabilities	2,206	10,401	5,944	5,130
Total Liabilities	381,580	1,245,934	111,604	434,015
NET ASSETS	$66,880,189	$1,681,037,200	$32,432,382	$120,290,028
COMPONENTS OF NET ASSETS
Paid-in capital	$59,320,842	$1,222,003,252	$28,638,705	$135,917,775
Total distributable earnings (loss)	7,559,347	459,033,948	3,793,677	(15,627,747)
NET ASSETS	$66,880,189	$1,681,037,200	$32,432,382	$120,290,028
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$66,528,013	$1,617,133,527	$30,747,058	$—
Shares outstanding (unlimited shares authorized)	6,009,047	68,464,950	2,934,562	—
Net asset value per share	$11.07	$23.62	$10.48	$—
Investor Shares:
Net assets	$352,176	$63,903,673	$1,685,324	$117,221,582
Shares outstanding (unlimited shares authorized)	31,836	2,713,276	161,219	12,045,250
Net asset value per share	$11.06	$23.55	$10.45	$9.73
Advisor Shares:
Net assets	$—	$—	$—	$3,068,446
Shares outstanding (unlimited shares authorized)	—	—	—	322,987
Net asset value per share	$—	$—	$—	$9.50

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2023 (Unaudited)

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
ASSETS
Investments:
Total investments, at cost	$688,740,008	$169,414,773	$840,675,650	$309,619,418
Net unrealized appreciation (depreciation)	(2,636,448)	(2,493,871)	13,633,239	(5,234,945)
Total investments, at value	686,103,560	166,920,902	854,308,889	304,384,473
Gross unrealized appreciation – futures contracts (Note 6)	3,672,041	—	—	—
Receivables:
Fund shares sold	275,122	82	2,949,559	270,076
Interest and dividends	4,182,875	1,933,693	6,533,252	3,136,813
Foreign tax reclaims	21,638	—	—	—
Prepaid expenses and other assets	45,014	17,061	49,667	50,069
Total Assets	694,300,250	168,871,738	863,841,367	307,841,431
LIABILITIES
Cash collateral from broker – futures contracts (Note 6)	402,162	—	—	—
Gross unrealized depreciation – futures contracts (Note 6)	3,148,566	—	—	—
Payables:
Investments purchased	97,456,380	—	—	—
Fund shares redeemed	217,981	96,122	641,876	199,296
Distribution to shareholders	—	362,112	2,377,069	716,063
Accrued Liabilities:
Investment advisory fees	152,411	42,825	211,377	78,437
Service fees	481	7,137	362	13,073
Administration, accounting and transfer agent fees	37,229	10,943	39,198	15,916
Business management fees	25,402	7,137	35,230	13,073
Trustee fees	2,331	201	3,850	882
Professional fees	6,579	10,637	8,495	7,779
Custodian fees	2,267	920	3,738	2,442
Other liabilities	7,919	4,377	6,885	4,504
Total Liabilities	101,459,708	542,411	3,328,080	1,051,465
NET ASSETS	$592,840,542	$168,329,327	$860,513,287	$306,789,966

COMPONENTS OF NET ASSETS
Paid-in capital	$713,393,591	$179,839,877	$939,887,002	$328,680,552
Total distributable earnings (loss)	(120,553,049)	(11,510,550)	(79,373,715)	(21,890,586)
NET ASSETS	$592,840,542	$168,329,327	$860,513,287	$306,789,966
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$581,297,724	$—	$851,856,521	$—
Shares outstanding (unlimited shares authorized)	67,238,625	—	90,218,731	—
Net asset value per share	$8.65	$—	$9.44	$—
Investor Shares:
Net assets	$11,542,818	$168,329,327	$8,656,766	$306,789,966
Shares outstanding (unlimited shares authorized)	1,334,544	16,873,828	916,347	33,507,899
Net asset value per share	$8.65	$9.98	$9.45	$9.16
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2023 (Unaudited)

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$383,576,810	$227,009,671	$507,223,816	$1,428,770,610
Net unrealized appreciation (depreciation)	(10,475,138)	55,200,178	64,759,886	294,501,356
Total investments, at value	373,101,672	282,209,849	571,983,702	1,723,271,966
Cash	—	—	147,439	—
Foreign currency (Cost of $—, $17, $752,353, and $—, respectively.)	—	17	752,248	—
Gross unrealized appreciation – futures contracts (Note 6)	819,939	—	—	—
Receivables:
Investments sold	10,687	271,448	3,218,372	—
Fund shares sold	1,893,310	27,244	76,027	1,027,538
Interest and dividends	911,889	463,253	1,916,913	2,840,532
Foreign tax reclaims	—	1,738,797	3,031	—
Prepaid expenses and other assets	40,938	51,517	58,556	61,393
Total Assets	376,778,435	284,762,125	578,156,288	1,727,201,429
LIABILITIES
Cash collateral from broker - futures contracts (Note 6)	11,474	—	—	—
Gross unrealized depreciation – futures contracts (Note 6)	328,491	—	—	—
Payables:
Investments purchased	73,231,794	590,495	2,573	—
Fund shares redeemed	84,865	306,526	144,299	2,305,208
Accrued Liabilities:
Investment advisory fees	76,380	211,255	428,275	642,070
Service fees	42	1,808	358	693
Administration, accounting and transfer agent fees	25,668	14,599	28,375	84,378
Business management fees	12,730	11,736	23,793	71,341
Trustee fees	94	224	1,399	11,053
Distribution fees	—	559	43	—
Professional fees	10,018	11,046	9,001	4,284
Custodian fees	4,913	14,510	79,617	7,758
Other liabilities	5,378	5,407	3,934	7,323
Total Liabilities	73,791,847	1,168,165	721,667	3,134,108
NET ASSETS	$302,986,588	$283,593,960	$577,434,621	$1,724,067,321

COMPONENTS OF NET ASSETS
Paid-in capital	$342,191,973	$248,682,243	$599,448,636	$1,470,341,385
Total distributable earnings (loss)	(39,205,385)	34,911,717	(22,014,015)	253,725,936
NET ASSETS	$302,986,588	$283,593,960	$577,434,621	$1,724,067,321
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$301,983,650	$269,106,153	$574,533,883	$1,712,923,642
Shares outstanding (unlimited shares authorized)	32,958,313	21,681,489	53,250,148	120,614,677
Net asset value per share	$9.16	$12.41	$10.79	$14.20
Investor Shares:
Net assets	$1,002,938	$11,775,595	$2,685,112	$11,143,679
Shares outstanding (unlimited shares authorized)	109,245	951,357	248,943	786,825
Net asset value per share	$9.18	$12.38	$10.79	$14.16
Advisor Shares:
Net assets	$—	$2,712,212	$215,626	$—
Shares outstanding (unlimited shares authorized)	—	222,335	19,913	—
Net asset value per share	$—	$12.20	$10.83	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$6,765,104	$3,025,987	$697,906	$23,141,990
Less: foreign taxes withheld	(76,200)	(98,804)	(161)	—
Interest Income	1,744,149	404,429	62,308	3,449,764
Total investment income	8,433,053	3,331,612	760,053	26,591,754
EXPENSES
Investment advisory fees	6,797,887	1,557,197	175,237	20,668,436
Service fees – Investor Shares (Note 3)	482,611	339,340	32,494	1,658,343
Service fees – Advisor Shares (Note 3)	11,382	4,079	691	278,476
Business management fees	583,713	182,081	14,603	2,003,232
Administration, accounting and transfer agent fees	295,714	93,194	9,687	1,014,823
Miscellaneous expenses	46,504	17,137	13,639	179,237
Professional fees	54,053	24,651	5,558	160,195
Trustee fees	51,487	14,426	1,780	162,238
Distribution fees – Advisor Shares (Note 3)	18,970	6,798	1,152	464,127
Custodian fees	39,083	11,153	1,636	120,194
Registration fees	47,283	22,845	66,827	106,158
Insurance fees	15,594	4,399	908	46,760
Total Expenses	8,444,281	2,277,300	324,212	26,862,219
Expenses waived by adviser – expense cap (Note 3)	—	—	(67,907)	—
Net Expenses	8,444,281	2,277,300	256,305	26,862,219
NET INVESTMENT INCOME (LOSS)	(11,228)	1,054,312	503,748	(270,465)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	149,411,804	22,760,338	16,349,323	(145,175,781)
Net change in unrealized appreciation (depreciation) on investments	33,803,506	60,661,105	(17,590,790)	1,049,124,904
NET REALIZED AND UNREALIZED GAIN (LOSS)	183,215,310	83,421,443	(1,241,467)	903,949,123
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$183,204,082	$84,475,755	$(737,719)	$903,678,658

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
INVESTMENT INCOME
Dividend income	$214,333	$6,676,031	$9,731,752	$239,373
Less: foreign taxes withheld	(4,491)	(81,584)	(19,614)	(399)
Interest Income	111,138	4,825,091	1,332,269	96,357
Total investment income	320,980	11,419,538	11,044,407	335,331
EXPENSES
Investment advisory fees	298,825	9,140,682	5,208,781	241,145
Service fees – Investor Shares (Note 3)	18,078	643,268	452,089	1,212
Service fees – Advisor Shares (Note 3)	—	6,471	2,070	—
Business management fees	22,986	537,687	306,399	14,185
Administration, accounting and transfer agent fees	12,964	274,256	150,309	9,680
Miscellaneous expenses	10,772	141,126	24,191	10,780
Professional fees	13,147	48,732	32,213	9,100
Trustee fees	2,126	46,103	27,676	1,176
Distribution fees – Advisor Shares (Note 3)	—	10,786	3,450	—
Custodian fees	7,819	33,181	24,884	2,911
Registration fees	17,406	46,432	26,755	16,801
Insurance fees	598	14,087	7,377	310
Total Expenses	404,721	10,942,811	6,266,194	307,300
Expenses waived by adviser – expense cap (Note 3)	(9,664)	—	—	(42,246)
Net Expenses	395,057	10,942,811	6,266,194	265,054
NET INVESTMENT INCOME (LOSS)	(74,077)	476,727	4,778,213	70,277
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	2,703,397	(14,170,848)	32,509,133	(294,584)
Net change in unrealized appreciation (depreciation) on investments	4,974,151	62,840,459	112,336,264	5,714,528
NET REALIZED AND UNREALIZED GAIN (LOSS)	7,677,548	48,669,611	144,845,397	5,419,944
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$7,603,471	$49,146,338	$149,623,610	$5,490,221

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	GLOBAL	SUSTAINABLE	INTERMEDIATE
	VALUE	LEADERS	INTERNATIONAL	INCOME
	FUND	FUND	LEADERS FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$585,151	$6,766,942	$122,987	$—
Dividend income – affiliated (Note 3)	—	—	—	304,284
Less: foreign taxes withheld	(3,316)	(345,590)	(15,765)	—
Interest Income	70,202	407,001	18,225	1,938,319
Total investment income	652,037	6,828,353	125,447	2,242,603
EXPENSES
Investment advisory fees	171,282	4,910,092	102,413	182,732
Service fees – Investor Shares (Note 3)	196	54,989	1,090	29,697
Service fees – Advisor Shares (Note 3)	—	—	—	758
Business management fees	14,273	377,699	6,828	30,455
Administration, accounting and transfer agent fees	8,050	195,894	4,771	21,777
Miscellaneous expenses	11,612	30,565	11,202	14,765
Professional fees	9,396	37,459	8,689	13,750
Trustee fees	1,228	31,347	471	2,104
Distribution fees – Advisor Shares (Note 3)	—	—	—	3,791
Custodian fees	4,436	102,273	16,244	3,667
Registration fees	18,658	23,844	18,642	22,451
Insurance fees	266	9,154	135	859
Total Expenses	239,397	5,773,316	170,485	326,806
Expenses waived by adviser – expense cap (Note 3)	(39,372)	—	(53,328)	(283)
Expenses waived by adviser – investments in affiliates (Note 3)	—	—	—	(22,153)
Net Expenses	200,025	5,773,316	117,157	304,370
NET INVESTMENT INCOME (LOSS)	452,012	1,055,037	8,290	1,938,233
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(120,254)	17,740,414	(634,729)	(1,917,003)
Investments – affiliated (Note 3)	—	—	—	—
Less: foreign capital gains taxes paid	—	—	—	—
Futures contracts (Note 6)	—	—	—	(132,136)
Net realized gain (loss)	(120,254)	17,740,414	(634,729)	(2,049,139)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	6,313,518	100,340,752	1,282,113	3,058,410
Investments – affiliated (Note 3)	—	—	—	99,277
Futures contracts (Note 6)	—	—	—	243,903
Net change in unrealized appreciation (depreciation)	6,313,518	100,340,752	1,282,113	3,401,590
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,193,264	118,081,166	647,384	1,352,451
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,645,276	$119,136,203	$655,674	$3,290,684

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
INVESTMENT INCOME
Interest Income	$14,274,042	$2,748,633	$17,840,928	$5,935,903
Total investment income	14,274,042	2,748,633	17,840,928	5,935,903
EXPENSES
Investment advisory fees	964,847	248,011	1,212,722	437,835
Service fees – Investor Shares (Note 3)	2,953	41,335	2,100	72,972
Service fees – Advisor Shares (Note 3)	—	—	—	—
Business management fees	160,808	41,335	202,120	72,972
Administration, accounting and transfer agent fees	98,056	28,943	113,196	45,757
Miscellaneous expenses	22,245	12,744	19,151	13,795
Professional fees	21,771	14,528	26,523	14,396
Trustee fees	14,911	2,650	17,196	5,653
Distribution fees – Advisor Shares (Note 3)	—	—	—	—
Custodian fees	11,808	2,480	12,127	5,298
Registration fees	24,395	7,936	31,875	23,244
Insurance fees	5,014	1,083	5,187	1,957
Total expenses	1,326,808	401,045	1,642,197	693,879
NET INVESTMENT INCOME (LOSS)	12,947,234	2,347,588	16,198,731	5,242,024
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(13,581,473)	(219,660)	(8,173,392)	(2,064,186)
Futures contracts (Note 6)	(10,476,272)	—	—	—
Net realized gain (loss)	(24,057,745)	(219,660)	(8,173,392)	(2,064,186)
Net change in unrealized appreciation (depreciation) on:
Investments	20,743,540	3,484,304	22,174,248	5,767,504
Futures contracts (Note 6)	2,596,024	—	—	—
Net change in unrealized appreciation (depreciation)	23,339,564	3,484,304	22,174,248	5,767,504
NET REALIZED AND UNREALIZED GAIN (LOSS)	(718,181)	3,264,644	14,000,856	3,703,318
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$12,229,053	$5,612,232	$30,199,587	$8,945,342

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$—	$2,163,240	$7,359,187	$19,017,481
Less: foreign taxes withheld	—	(129,533)	(894,007)	—
Interest Income	6,537,443	211,762	369,046	1,187,641
Total investment income	6,537,443	2,245,469	6,834,226	20,205,122
EXPENSES
Investment advisory fees	445,536	1,167,000	2,526,994	3,685,541
Service fees – Investor Shares (Note 3)	291	8,806	1,914	2,263
Service fees – Advisor Shares (Note 3)	—	1,955	165	—
Business management fees	74,256	64,833	140,389	409,505
Administration, accounting and transfer agent fees	72,080	38,846	77,029	209,461
Miscellaneous expenses	15,988	17,123	39,216	26,276
Professional fees	16,834	16,755	21,470	40,886
Trustee fees	5,121	4,307	10,496	38,373
Distribution fees – Advisor Shares (Note 3)	—	3,258	275	—
Custodian fees	13,655	41,960	239,848	24,570
Registration fees	18,452	21,884	23,706	27,913
Insurance fees	2,062	1,629	3,427	10,495
Total Expenses	664,275	1,388,356	3,084,929	4,475,283
NET INVESTMENT INCOME (LOSS)	5,873,168	857,113	3,749,297	15,729,839
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(6,802,392)	3,079,081	1,222,046	(10,336,804)
Less: foreign capital gains taxes paid	—	—	(312,777)	—
Futures contracts (Note 6)	(1,132,698)	—	—	—
Net realized gain (loss)	(7,935,090)	3,079,081	909,269	(10,336,804)
Net change in unrealized appreciation (depreciation) on:
Investments	9,181,119	13,191,931	12,439,030	84,691,785
Futures contracts (Note 6)	965,923	—	—	—
Net change in unrealized appreciation (depreciation)	10,147,042	13,191,931	12,439,030	84,691,785
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,211,952	16,271,012	13,348,299	74,354,981
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$8,085,120	$17,128,125	$17,097,596	$90,084,820

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$(11,228)	$(4,279,886)	$1,054,312	$2,198,868
Net realized gain (loss)	149,411,804	94,224,857	22,760,338	17,278,494
Net change in unrealized appreciation (depreciation)	33,803,506	345,339,165	60,661,105	105,107,069
Increase (Decrease) in Net Assets from Operations	183,204,082	435,284,136	84,475,755	124,584,431
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(106,614,685)	(107,639,242)	(8,129,121)	(7,731,108)
Investor Shares	(42,711,889)	(45,764,956)	(12,731,778)	(14,223,370)
Advisor Shares	(1,128,327)	(871,243)	(147,368)	(147,568)
Total Distributions from earnings	(150,454,901)	(154,275,441)	(21,008,267)	(22,102,046)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	114,287,138	352,800,458	22,986,792	64,414,428
Investor Shares	8,808,876	36,590,247	19,780,890	30,651,069
Advisor Shares	9,056,682	10,151,247	478,026	309,244
Reinvestment of distributions:
Institutional Shares	99,969,257	100,551,486	5,190,025	4,788,472
Investor Shares	36,922,572	40,450,324	7,923,735	9,054,154
Advisor Shares	885,281	620,663	127,563	123,434
Redemption of shares:
Institutional Shares	(380,120,702)	(434,576,260)	(13,737,002)	(41,913,971)
Investor Shares	(92,917,726)	(167,203,846)	(23,687,055)	(63,537,532)
Advisor Shares	(6,280,063)	(11,934,066)	(338,172)	(418,189)
Redemption fees:
Institutional Shares	3,329	6,352	861	777
Investor Shares	1,286	2,703	1,463	1,465
Advisor Shares	28	47	17	16
Increase (Decrease) from Capital Share Transactions	(209,384,042)	(72,540,645)	18,727,143	3,473,367
Increase (Decrease) in Net Assets	(176,634,861)	208,468,050	82,194,631	105,955,752
NET ASSETS
Beginning of period	2,538,731,506	2,330,263,456	707,191,674	601,235,922
End of period	$2,362,096,645	$2,538,731,506	$789,386,305	$707,191,674
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,236,231	14,949,462	684,117	2,252,589
Investor Shares	332,648	1,590,304	598,288	1,088,185
Advisor Shares	374,585	457,461	14,337	10,885
Reinvestment of distributions:
Institutional Shares	3,786,715	4,371,804	151,142	173,202
Investor Shares	1,434,443	1,798,592	231,877	327,852
Advisor Shares	38,028	30,232	3,751	4,487
Redemption of shares:
Institutional Shares	(14,281,721)	(18,251,670)	(415,550)	(1,487,103)
Investor Shares	(3,614,136)	(7,257,688)	(733,210)	(2,239,954)
Advisor Shares	(279,161)	(554,229)	(10,396)	(14,896)
Increase (Decrease) in shares outstanding	(7,972,368)	(2,865,732)	524,356	115,247

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$503,748	$1,219,984	$(270,465)	$1,146,864
Net realized gain (loss)	16,349,323	5,843,278	(145,175,781)	5,075,647
Net change in unrealized appreciation (depreciation)	(17,590,790)	693,112	1,049,124,904	1,273,242,361
Increase (Decrease) in Net Assets from Operations	(737,719)	7,756,374	903,678,658	1,279,464,872
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(1,190,101)	(1,775,016)	(633,789)	(10,470)
Investor Shares	(3,180,005)	(5,219,631)	—	—
Advisor Shares	(144,518)	(96,254)	—	—
Total Distributions from earnings	(4,514,624)	(7,090,901)	(633,789)	(10,470)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	48,659	1,100,358	853,719,363	2,078,959,516
Investor Shares	62,339	1,529,072	231,973,635	625,782,512
Advisor Shares	13,527	15,154	44,413,486	66,763,534
Reinvestment of distributions:
Institutional Shares	709,739	1,359,198	415,941	6,609
Investor Shares	407,886	2,987,657	—	—
Advisor Shares	139,201	88,881	—	—
Redemption of shares:
Institutional Shares	(12,105,643)	(4,518,036)	(660,983,025)	(1,155,544,299)
Investor Shares	(36,104,153)	(6,888,886)	(225,557,635)	(563,765,771)
Advisor Shares	(371,227)	(307,507)	(43,331,990)	(70,829,290)
Redemption fees:
Institutional Shares	—	110	10,844	39,252
Investor Shares	—	254	4,426	18,500
Advisor Shares	—	5	746	3,129
Increase (Decrease) from Capital Share Transactions	(47,199,672)	(4,633,740)	200,665,791	981,433,692
Increase (Decrease) in Net Assets	(52,452,015)	(3,968,267)	1,103,710,660	2,260,888,094
NET ASSETS
Beginning of period	72,530,902	76,499,169	7,652,962,889	5,392,074,795
End of period	$20,078,887	$72,530,902	$8,756,673,549	$7,652,962,889
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,547	82,290	19,306,229	55,092,165
Investor Shares	4,436	114,756	5,370,339	17,015,921
Advisor Shares	1,047	1,115	1,067,707	1,818,879
Reinvestment of distributions:
Institutional Shares	60,387	100,311	8,635	192
Investor Shares	34,821	219,723	—	—
Advisor Shares	11,939	6,567	—	—
Redemption of shares:
Institutional Shares	(918,842)	(332,348)	(15,046,072)	(31,017,390)
Investor Shares	(2,738,517)	(511,748)	(5,198,390)	(15,389,715)
Advisor Shares	(29,433)	(21,222)	(1,060,137)	(1,952,691)
Increase (Decrease) in shares outstanding	(3,570,615)	(340,556)	4,448,311	25,567,361

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$(74,077)	$(324,396)	$476,727	$(3,980,177)
Net realized gain (loss)	2,703,397	(5,529,060)	(14,170,848)	(8,554,578)
Net change in unrealized appreciation (depreciation)	4,974,151	21,470,002	62,840,459	286,188,644
Increase (Decrease) in Net Assets from Operations	7,603,471	15,616,546	49,146,338	273,653,889
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	(4,694,458)	—	(90,997,761)
Investor Shares	—	(1,478,899)	—	(59,674,115)
Advisor Shares	—	—	—	(715,728)
Total Distributions from earnings	—	(6,173,357)	—	(151,387,604)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,887,004	22,890,113	115,308,073	313,252,992
Investor Shares	1,159,619	1,781,026	87,400,085	212,108,666
Advisor Shares	—	—	607,499	991,855
Reinvestment of distributions:
Institutional Shares	—	3,302,277	—	81,812,339
Investor Shares	—	1,478,899	—	48,936,409
Advisor Shares	—	—	—	562,578
Redemption of shares:
Institutional Shares	(21,137,199)	(56,129,763)	(194,232,772)	(286,513,304)
Investor Shares	(1,038,084)	(4,037,738)	(78,280,086)	(131,723,686)
Advisor Shares	—	—	(1,741,117)	(1,734,771)
Redemption fees:
Institutional Shares	8	—	434	996
Investor Shares	3	—	291	626
Advisor Shares	—	—	3	8
Increase (Decrease) from Capital Share Transactions	(7,128,649)	(30,715,186)	(70,937,590)	237,694,708
Increase (Decrease) in Net Assets	474,822	(21,271,997)	(21,791,252)	359,960,993
NET ASSETS
Beginning of period	96,379,114	117,651,111	2,241,940,364	1,881,979,371
End of period	$96,853,936	$96,379,114	$2,220,149,112	$2,241,940,364
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,080,888	1,799,089	2,698,331	7,324,161
Investor Shares	85,224	141,511	4,117,816	9,912,100
Advisor Shares	—	—	30,226	48,938
Reinvestment of distributions:
Institutional Shares	—	265,456	—	1,951,630
Investor Shares	—	119,846	—	2,345,945
Advisor Shares	—	—	—	28,456
Redemption of shares:
Institutional Shares	(1,592,510)	(4,464,660)	(4,497,936)	(6,684,586)
Investor Shares	(78,511)	(319,291)	(3,686,216)	(6,200,437)
Advisor Shares	—	—	(86,744)	(85,972)
Increase (Decrease) in shares outstanding	(504,909)	(2,458,049)	(1,424,523)	8,640,235

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY SUSTAINABLE
	FUNDAMENTAL VALUE FUND		SMALL-CAP CORE FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$4,778,213	$7,485,609	$70,277	$71,858
Net realized gain (loss)	32,509,133	96,965,631	(294,584)	(6,281,256)
Net change in unrealized appreciation (depreciation)	112,336,264	35,523,126	5,714,528	11,304,700
Increase (Decrease) in Net Assets from Operations	149,623,610	139,974,366	5,490,221	5,095,302
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(38,971,460)	(33,185,482)	(104,329)	(588)
Investor Shares	(36,311,622)	(34,842,760)	(182)	(28)
Advisor Shares	(186,263)	(166,836)	—	—
Total Distributions from earnings	(75,469,345)	(68,195,078)	(104,511)	(616)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	70,796,149	123,319,902	9,904,787	33,653,477
Investor Shares	29,089,616	53,655,900	545,288	1,807,860
Advisor Shares	586,288	40,206	—	—
Reinvestment of distributions:
Institutional Shares	24,734,303	20,951,164	28,260	389
Investor Shares	24,239,860	24,128,958	179	28
Advisor Shares	179,554	138,370	—	—
Redemption of shares:
Institutional Shares	(51,450,277)	(154,796,904)	(3,596,828)	(19,543,834)
Investor Shares	(46,096,386)	(85,835,294)	(151,985)	(1,264,572)
Advisor Shares	(266,486)	(839,784)	—	—
Redemption fees:
Institutional Shares	369	96	—	58
Investor Shares	352	99	—	2
Advisor Shares	2	—	—	—
Increase (Decrease) from Capital Share Transactions	51,813,344	(19,237,287)	6,729,701	14,653,408
Increase (Decrease) in Net Assets	125,967,609	52,542,001	12,115,411	19,748,094
NET ASSETS
Beginning of period	1,182,766,093	1,130,224,092	53,475,370	33,727,276
End of period	$1,308,733,702	$1,182,766,093	$65,590,781	$53,475,370
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,429,577	4,488,167	1,134,448	4,020,237
Investor Shares	1,002,862	1,971,442	61,718	216,947
Advisor Shares	20,088	1,455	—	—
Reinvestment of distributions:
Institutional Shares	862,977	761,092	2,898	46
Investor Shares	849,598	878,374	18	3
Advisor Shares	6,340	5,080	—	—
Redemption of shares:
Institutional Shares	(1,820,277)	(5,538,829)	(425,766)	(2,377,529)
Investor Shares	(1,629,121)	(3,122,087)	(17,751)	(146,693)
Advisor Shares	(9,586)	(30,535)	—	—
Increase (Decrease) in shares outstanding	1,712,458	(585,841)	755,565	1,713,011
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE VALUE FUND		GLOBAL LEADERS FUND
	Six Months		Six Months
	Ended	Period	Ended	Fiscal
	December 31,	Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023 *	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$452,012	$207,087	$1,055,037	$8,074,102
Net realized gain (loss)	(120,254)	(98,682)	17,740,414	(28,013,222)
Net change in unrealized appreciation (depreciation)	6,313,518	1,465,263	100,340,752	274,035,271
Increase (Decrease) in Net Assets from Operations	6,645,276	1,573,668	119,136,203	254,096,151
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(656,605)	—	(8,537,871)	(6,991,035)
Investor Shares	(2,992)	—	(236,099)	(395,703)
Total Distributions from earnings	(659,597)	—	(8,773,970)	(7,386,738)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,723,109	49,585,364	154,571,370	325,301,984
Investor Shares	166,034	1,664,985	3,580,140	3,611,292
Reinvestment of distributions:
Institutional Shares	118,098	—	2,087,276	1,666,735
Investor Shares	20	—	218,403	326,640
Redemption of shares:
Institutional Shares	(583,380)	(889,573)	(47,329,020)	(206,154,158)
Investor Shares	—	(1,463,815)	(21,600,828)	(17,052,237)
Redemption fees:
Institutional Shares	—	—	49	14
Investor Shares	—	—	3	1
Increase (Decrease) from Capital Share Transactions	10,423,881	48,896,961	91,527,393	107,700,271
Increase (Decrease) in Net Assets	16,409,560	50,470,629	201,889,626	354,409,684
NET ASSETS
Beginning of period	50,470,629	—	1,479,147,574	1,124,737,890
End of period	$66,880,189	$50,470,629	$1,681,037,200	$1,479,147,574
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,039,728	5,106,507	7,069,605	16,769,670
Investor Shares	15,532	167,746	163,462	187,404
Reinvestment of distributions:
Institutional Shares	10,659	—	88,481	88,798
Investor Shares	2	—	9,286	17,449
Redemption of shares:
Institutional Shares	(54,975)	(92,872)	(2,161,465)	(10,875,202)
Investor Shares	—	(151,444)	(987,484)	(865,869)
Increase (Decrease) in shares outstanding	1,010,946	5,029,937	4,181,885	5,322,250

*	Inception date of Fund was February 28, 2023. Results of operations are for the period from March 1, 2023 to June 30, 2023.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SUSTAINABLE		BROWN ADVISORY
	INTERNATIONAL LEADERS FUND		INTERMEDIATE INCOME FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$8,290	$155,583	$1,938,233	$3,240,395
Net realized gain (loss)	(634,729)	(165,459)	(2,049,139)	(4,258,695)
Net change in unrealized appreciation (depreciation)	1,282,113	4,216,118	3,401,590	(1,177,752)
Increase (Decrease) in Net Assets from Operations	655,674	4,206,242	3,290,684	(2,196,052)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(147,645)	(35,516)	—	—
Investor Shares	(6,045)	(3,388)	(1,858,738)	(3,207,474)
Advisor Shares	—	—	(45,005)	(75,420)
Total Distributions from earnings	(153,690)	(38,904)	(1,903,743)	(3,282,894)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,127,251	13,043,816	—	—
Investor Shares	233,369	1,375,819	10,054,743	16,553,797
Advisor Shares	—	—	63,299	159,427
Reinvestment of distributions:
Institutional Shares	50,961	6,722	—	—
Investor Shares	6,045	2,778	466,339	925,384
Advisor Shares	—	—	42,392	70,124
Redemption of shares:
Institutional Shares	(803,332)	(215,587)	—	—
Investor Shares	(30,623)	(329,690)	(17,290,955)	(29,348,887)
Advisor Shares	—	—	(212,975)	(229,653)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	—	241
Advisor Shares	—	—	—	6
Increase (Decrease) from Capital Share Transactions	7,583,671	13,883,858	(6,877,157)	(11,869,561)
Increase (Decrease) in Net Assets	8,085,655	18,051,196	(5,490,216)	(17,348,507)
NET ASSETS
Beginning of period	24,346,727	6,295,531	125,780,244	143,128,751
End of period	$32,432,382	$24,346,727	$120,290,028	$125,780,244
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	833,248	1,462,731	—	—
Investor Shares	24,316	164,665	1,050,053	1,695,318
Advisor Shares	—	—	6,846	16,547
Reinvestment of distributions:
Institutional Shares	4,877	740	—	—
Investor Shares	580	306	49,294	95,347
Advisor Shares	—	—	4,588	7,400
Redemption of shares:
Institutional Shares	(79,065)	(26,248)	—	—
Investor Shares	(3,109)	(34,394)	(1,828,265)	(3,014,392)
Advisor Shares	—	—	(23,292)	(24,348)
Increase (Decrease) in shares outstanding	780,847	1,567,800	(740,776)	(1,224,128)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE BOND FUND		MARYLAND BOND FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$12,947,234	$9,469,365	$2,347,588	$3,987,153
Net realized gain (loss)	(24,057,745)	(25,159,484)	(219,660)	(3,837,761)
Net change in unrealized appreciation (depreciation)	23,339,564	3,740,742	3,484,304	3,652,185
Increase (Decrease) in Net Assets from Operations	12,229,053	(11,949,377)	5,612,232	3,801,577
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(13,052,322)	(9,183,982)	—	—
Investor Shares	(242,693)	(287,987)	(2,613,875)	(4,607,468)
Total Distributions from earnings	(13,295,015)	(9,471,969)	(2,613,875)	(4,607,468)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	89,489,888	180,573,932	—	—
Investor Shares	1,596,500	9,585,925	30,247,678	174,773,197
Reinvestment of distributions:
Institutional Shares	3,354,532	2,286,754	—	—
Investor Shares	231,656	266,441	466,763	929,140
Redemption of shares:
Institutional Shares	(233,843,932)	(71,731,117)	—	—
Investor Shares	(3,143,252)	(9,806,662)	(29,344,789)	(180,499,653)
Redemption fees:
Institutional Shares	1	1,010	—	—
Investor Shares	—	36	—	—
Proceeds from shares issued in fund reorganization (Note 9)
Institutional Shares	—	331,003,377	—	—
Investor Shares	—	878,796	—	—
Increase (Decrease) from Capital Share Transactions	(142,314,607)	443,058,492	1,369,652	(4,797,316)
Increase (Decrease) in Net Assets	(143,380,569)	421,637,146	4,368,009	(5,603,207)
NET ASSETS
Beginning of period	736,221,111	314,583,965	163,961,318	169,564,525
End of period	$592,840,542	$736,221,111	$168,329,327	$163,961,318
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,634,629	20,636,386	—	—
Investor Shares	190,153	1,081,597	3,129,529	18,023,157
Reinvestment of distributions:
Institutional Shares	400,219	260,828	—	—
Investor Shares	27,638	30,316	48,174	95,116
Redemption of shares:
Institutional Shares	(27,872,096)	(8,155,671)	—	—
Investor Shares	(373,580)	(1,108,532)	(3,047,643)	(18,676,506)
Shares issued in fund reorganization (Note 9)
Institutional Shares	—	38,304,761	—	—
Investor Shares	—	101,652	—	—
Increase (Decrease) in shares outstanding	(16,993,037)	51,151,337	130,060	(558,233)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		TAX-EXEMPT SUSTAINABLE
	TAX-EXEMPT BOND FUND		BOND FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$16,198,731	$23,580,676	$5,242,024	$7,959,448
Net realized gain (loss)	(8,173,392)	(47,633,476)	(2,064,186)	(13,460,318)
Net change in unrealized appreciation (depreciation)	22,174,248	48,140,333	5,767,504	8,854,591
Increase (Decrease) in Net Assets from Operations	30,199,587	24,087,533	8,945,342	3,353,721
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(16,312,931)	(26,053,611)	—	—
Investor Shares	(169,072)	(287,501)	(5,242,026)	(7,959,450)
Total Distributions from earnings	(16,482,003)	(26,341,112)	(5,242,026)	(7,959,450)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	313,422,667	663,635,553	—	—
Investor Shares	1,909,585	1,633,814	103,784,763	277,423,997
Reinvestment of distributions:
Institutional Shares	3,168,219	5,222,194	—	—
Investor Shares	113,937	198,959	1,260,702	1,966,078
Redemption of shares:
Institutional Shares	(266,195,522)	(684,366,338)	—	—
Investor Shares	(1,664,226)	(4,123,128)	(90,951,484)	(311,401,610)
Redemption fees:
Institutional Shares	2	2,116	—	—
Investor Shares	—	27	—	3,970
Increase (Decrease) from Capital Share Transactions	50,754,662	(17,796,803)	14,093,981	(32,007,565)
Increase (Decrease) in Net Assets	64,472,246	(20,050,382)	17,797,297	(36,613,294)
NET ASSETS
Beginning of period	796,041,041	816,091,423	288,992,669	325,605,963
End of period	$860,513,287	$796,041,041	$306,789,966	$288,992,669
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	34,374,156	72,302,156	—	—
Investor Shares	206,499	176,346	11,756,885	30,707,463
Reinvestment of distributions:
Institutional Shares	345,533	565,465	—	—
Investor Shares	12,418	21,550	141,500	217,344
Redemption of shares:
Institutional Shares	(29,334,364)	(74,745,047)	—	—
Investor Shares	(181,462)	(447,059)	(10,276,466)	(34,843,481)
Increase (Decrease) in shares outstanding	5,422,780	(2,126,589)	1,621,919	(3,918,674)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$5,873,168	$9,193,504	$857,113	$3,729,226
Net realized gain (loss)	(7,935,090)	(3,920,342)	3,079,081	(4,071,080)
Net change in unrealized appreciation (depreciation)	10,147,042	(12,021,031)	13,191,931	24,114,599
Increase (Decrease) in Net Assets from Operations	8,085,120	(6,747,869)	17,128,125	23,772,745
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,086,108)	(9,638,698)	(3,510,805)	(4,638,118)
Investor Shares	(22,479)	(52,840)	(130,207)	(312,015)
Advisor Shares	—	—	(25,691)	(66,310)
Total Distributions from earnings	(6,108,587)	(9,691,538)	(3,666,703)	(5,016,443)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	21,592,633	61,373,989	42,705,841	74,999,578
Investor Shares	500	175,883	1,931,545	5,643,182
Advisor Shares	—	—	103,687	642,046
Reinvestment of distributions:
Institutional Shares	1,319,740	2,100,585	918,481	1,932,897
Investor Shares	18,840	46,398	113,737	209,903
Advisor Shares	—	—	23,393	61,604
Redemption of shares:
Institutional Shares	(25,205,534)	(55,235,735)	(14,549,272)	(99,210,794)
Investor Shares	(398,888)	(937,681)	(5,897,263)	(10,980,068)
Advisor Shares	—	—	(235,498)	(770,892)
Redemption fees:
Institutional Shares	—	—	63	93
Investor Shares	—	—	4	6
Advisor Shares	—	—	1	1
Increase (Decrease) from Capital Share Transactions	(2,672,709)	7,523,439	25,114,719	(27,472,444)
Increase (Decrease) in Net Assets	(696,176)	(8,915,968)	38,576,141	(8,716,142)
NET ASSETS
Beginning of period	303,682,764	312,598,732	245,017,819	253,733,961
End of period	$302,986,588	$303,682,764	$283,593,960	$245,017,819
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,427,840	6,588,484	3,617,488	6,596,970
Investor Shares	55	18,626	167,399	483,769
Advisor Shares	—	—	8,971	61,589
Reinvestment of distributions:
Institutional Shares	148,883	228,007	74,191	180,946
Investor Shares	2,117	5,022	9,209	19,782
Advisor Shares	—	—	1,922	5,902
Redemption of shares:
Institutional Shares	(2,828,960)	(5,961,698)	(1,254,740)	(10,012,965)
Investor Shares	(45,341)	(101,285)	(492,801)	(1,081,748)
Advisor Shares	—	—	(20,453)	(70,370)
Increase (Decrease) in shares outstanding	(295,406)	777,156	2,111,186	(3,816,125)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	Six Months		Six Months
	Ended	Fiscal	Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2023	June 30,	2023	June 30,
	(Unaudited)	2023	(Unaudited)	2023
OPERATIONS
Net investment income (loss)	$3,749,297	$7,700,454	$15,729,839	$27,863,500
Net realized gain (loss)	909,269	(39,033,202)	(10,336,804)	(1,597,544)
Net change in unrealized appreciation (depreciation)	12,439,030	50,890,808	84,691,785	204,984,398
Increase (Decrease) in Net Assets from Operations	17,097,596	19,558,060	90,084,820	231,250,354
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(9,908,444)	(6,069,695)	(30,358,502)	(52,068,822)
Investor Shares	(42,165)	(47,726)	(181,163)	(26,989)
Advisor Shares	(2,868)	(270)	—	—
Total Distributions from earnings	(9,953,477)	(6,117,691)	(30,539,665)	(52,095,811)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	62,888,144	215,596,170	164,015,889	435,357,095
Investor Shares	948,536	611,646	8,594,770	2,340,189
Advisor Shares	39,796	192,224	—	—
Reinvestment of distributions:
Institutional Shares	2,340,206	1,405,878	8,737,383	27,731,260
Investor Shares	41,242	47,075	160,124	26,670
Advisor Shares	2,868	271	—	—
Redemption of shares:
Institutional Shares	(35,257,574)	(196,962,728)	(183,386,579)	(215,339,444)
Investor Shares	(374,945)	(3,226,011)	(197,334)	(163,756)
Advisor Shares	(48,668)	(7,708)	—	—
Redemption fees:
Institutional Shares	61	2,375	8	557
Investor Shares	—	20	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	30,579,666	17,659,212	(2,075,739)	249,952,571
Increase (Decrease) in Net Assets	37,723,785	31,099,581	57,469,416	429,107,114
NET ASSETS
Beginning of period	539,710,836	508,611,255	1,666,597,905	1,237,490,791
End of period	$577,434,621	$539,710,836	$1,724,067,321	$1,666,597,905
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,800,348	21,527,213	12,220,507	33,565,417
Investor Shares	90,236	61,146	603,873	179,132
Advisor Shares	3,594	18,626	—	—
Reinvestment of distributions:
Institutional Shares	221,821	140,167	614,876	2,078,008
Investor Shares	3,909	4,693	11,300	2,023
Advisor Shares	271	27	—	—
Redemption of shares:
Institutional Shares	(3,348,572)	(20,841,533)	(13,902,621)	(16,734,091)
Investor Shares	(35,966)	(306,384)	(14,125)	(12,640)
Advisor Shares	(4,570)	(724)	—	—
Increase (Decrease) in shares outstanding	2,735,641	603,231	(466,190)	19,077,849

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/23	12/31/23	$26.74	0.01	2.22	2.23	—	(1.80)	(1.80)	$27.17	8.54%	$1,697,392		0.04%	0.68%	0.68%	15%
07/01/22	06/30/23	23.82	(0.03)	4.59	4.56	—	(1.64)	(1.64)	26.74	20.22	1,837,801		(0.14)	0.68	0.68	21
07/01/21	06/30/22	37.39	(0.09)	(9.01)	(9.10)	—	(4.47)	(4.47)	23.82	(27.88)	1,611,983		(0.26)	0.66	0.66	21
07/01/20	06/30/21	29.05	(0.06)	10.02	9.96	—	(1.62)	(1.62)	37.39	35.14	2,321,278		(0.19)	0.67	0.67	25
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22

Investor Shares*
07/01/23	12/31/23	26.12	(0.01)	2.17	2.16	—	(1.80)	(1.80)	26.48	8.47	647,560		(0.11)	0.83	0.83	15
07/01/22	06/30/23	23.35	(0.07)	4.48	4.41	—	(1.64)	(1.64)	26.12	20.03	687,058		(0.29)	0.83	0.83	21
07/01/21	06/30/22	36.79	(0.13)	(8.84)	(8.97)	—	(4.47)	(4.47)	23.35	(28.02)	704,341		(0.41)	0.81	0.81	21
07/01/20	06/30/21	28.64	(0.11)	9.88	9.77	—	(1.62)	(1.62)	36.79	34.98	1,174,666		(0.34)	0.82	0.82	25
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22

Advisor Shares*
07/01/23	12/31/23	23.82	(0.04)	1.97	1.93	—	(1.80)	(1.80)	23.95	8.32	17,144		(0.36)	1.08	1.08	15
07/01/22	06/30/23	21.48	(0.12)	4.10	3.98	—	(1.64)	(1.64)	23.82	19.76	13,873		(0.54)	1.08	1.08	21
07/01/21	06/30/22	34.27	(0.20)	(8.12)	(8.32)	—	(4.47)	(4.47)	21.48	(28.20)	13,940		(0.66)	1.06	1.06	21
07/01/20	06/30/21	26.84	(0.18)	9.23	9.05	—	(1.62)	(1.62)	34.27	34.63	34,042		(0.59)	1.07	1.07	25
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/23	12/31/23	31.94	0.06	3.78	3.84	(0.12)	(0.85)	(0.97)	34.81	12.08	297,966		0.39	0.53	0.53	7
07/01/22	06/30/23	27.31	0.13	5.55	5.68	(0.13)	(0.92)	(1.05)	31.94	21.44	259,933		0.45	0.54	0.54	12
07/01/21	06/30/22	34.26	0.09	(5.71)	(5.62)	(0.06)	(1.27)	(1.33)	27.31	(17.18)	196,675		0.29	0.53	0.53	10
07/01/20	06/30/21	24.36	0.07	10.76	10.83	(0.09)	(0.84)	(0.93)	34.26	45.26	201,849		0.25	0.54	0.54	13
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14

Investor Shares*
07/01/23	12/31/23	31.84	0.04	3.77	3.81	(0.08)	(0.85)	(0.93)	34.72	12.00	485,434		0.24	0.68	0.68	7
07/01/22	06/30/23	27.20	0.08	5.54	5.62	(0.06)	(0.92)	(0.98)	31.84	21.24	442,013		0.30	0.69	0.69	12
07/01/21	06/30/22	34.16	0.04	(5.70)	(5.66)	(0.03)	(1.27)	(1.30)	27.20	(17.32)	400,090		0.14	0.68	0.68	10
07/01/20	06/30/21	24.31	0.03	10.73	10.76	(0.07)	(0.84)	(0.91)	34.16	45.05	500,233		0.10	0.69	0.69	13
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14

Advisor Shares*
07/01/23	12/31/23	31.72	—	3.75	3.75	(0.03)	(0.85)	(0.88)	34.59	11.87	5,987		(0.01)	0.93	0.93	7
07/01/22	06/30/23	27.11	0.01	5.52	5.53	—	(0.92)	(0.92)	31.72	20.93	5,245		0.05	0.94	0.94	12
07/01/21	06/30/22	34.10	(0.04)	(5.68)	(5.72)	—	(1.27)	(1.27)	27.11	(17.51)	4,471		(0.11)	0.93	0.93	10
07/01/20	06/30/21	24.30	(0.04)	10.72	10.68	(0.04)	(0.84)	(0.88)	34.10	44.69	5,965		(0.15)	0.94	0.94	13
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/23	12/31/23	$13.69	0.12	0.21	0.33	(0.18)	(2.22)	(2.40)	$11.62	2.46%	$5,425		1.84%	0.76%	0.91%	6%
07/01/22	06/30/23	13.57	0.24	1.21	1.45	(0.24)	(1.09)	(1.33)	13.69	10.95	18,094		1.75	0.76	0.81	6
07/01/21	06/30/22	15.98	0.23	(0.96)	(0.73)	(0.23)	(1.45)	(1.68)	13.57	(5.87)	19,964		1.46	0.76	0.79	11
07/01/20	06/30/21	12.97	0.23	3.75	3.98	(0.23)	(0.74)	(0.97)	15.98	31.84	24,045		1.59	0.77	0.80	20
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11

Investor Shares*
07/01/23	12/31/23	13.69	0.11	0.19	0.30	(0.16)	(2.22)	(2.38)	11.61	2.30	13,935		1.69	0.91	1.14	6
07/01/22	06/30/23	13.56	0.22	1.22	1.44	(0.22)	(1.09)	(1.31)	13.69	10.87	53,364		1.60	0.91	0.96	6
07/01/21	06/30/22	15.97	0.21	(0.96)	(0.75)	(0.21)	(1.45)	(1.66)	13.56	(6.02)	55,288		1.31	0.91	0.94	11
07/01/20	06/30/21	12.96	0.21	3.75	3.96	(0.21)	(0.74)	(0.95)	15.97	31.67	63,600		1.44	0.92	0.95	20
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11

Advisor Shares*
07/01/23	12/31/23	13.67	0.10	0.20	0.30	(0.15)	(2.22)	(2.37)	11.60	2.27	719		1.44	1.16	1.39	6
07/01/22	06/30/23	13.55	0.18	1.21	1.39	(0.18)	(1.09)	(1.27)	13.67	10.51	1,073		1.35	1.16	1.21	6
07/01/21	06/30/22	15.96	0.17	(0.96)	(0.79)	(0.17)	(1.45)	(1.62)	13.55	(6.24)	1,247		1.06	1.16	1.19	11
07/01/20	06/30/21	12.96	0.17	3.74	3.91	(0.17)	(0.74)	(0.91)	15.96	31.27	1,182		1.19	1.17	1.20	20
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/23	12/31/23	43.08	0.01	5.02	5.03	(0.01)	—	(0.01)	48.10	11.66	5,950,956		0.05	0.61	0.61	10
07/01/22	06/30/23	35.42	0.03	7.63	7.66	(0.00)	—	(0.00)	43.08	21.63	5,145,711		0.08	0.63	0.63	13
07/01/21	06/30/22	44.56	(0.04)	(8.19)	(8.23)	—	(0.91)	(0.91)	35.42	(19.02)	3,378,590		(0.10)	0.63	0.63	19
07/01/20	06/30/21	31.96	(0.03)	12.63	12.60	—	—	—	44.56	39.42	3,364,728		(0.08)	0.65	0.65	23
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21

Investor Shares*
07/01/23	12/31/23	42.29	(0.02)	4.92	4.90	—	—	—	47.19	11.59	2,407,932		(0.10)	0.76	0.76	10
07/01/22	06/30/23	34.83	(0.02)	7.48	7.46	—	—	—	42.29	21.42	2,150,632		(0.07)	0.78	0.78	13
07/01/21	06/30/22	43.90	(0.11)	(8.05)	(8.16)	—	(0.91)	(0.91)	34.83	(19.15)	1,714,513		(0.25)	0.78	0.78	19
07/01/20	06/30/21	31.52	(0.09)	12.47	12.38	—	—	—	43.90	39.28	1,849,429		(0.23)	0.80	0.80	23
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21

Advisor Shares*
07/01/23	12/31/23	41.08	(0.07)	4.77	4.70	—	—	—	45.78	11.44	397,786		(0.35)	1.01	1.01	10
07/01/22	06/30/23	33.91	(0.11)	7.28	7.17	—	—	—	41.08	21.14	356,620		(0.32)	1.03	1.03	13
07/01/21	06/30/22	42.87	(0.21)	(7.84)	(8.05)	—	(0.91)	(0.91)	33.91	(19.35)	298,972		(0.50)	1.03	1.03	19
07/01/20	06/30/21	30.86	(0.18)	12.19	12.01	—	—	—	42.87	38.92	444,064		(0.48)	1.05	1.05	23
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/23	12/31/23	$13.55	(0.01)	1.11	1.10	—	—	—	$14.65	8.20%	$70,358		(0.12)%	0.82%	0.84%	33%
07/01/22	06/30/23	12.29	(0.04)	2.11	2.07	—	(0.81)	(0.81)	13.55	17.38	71,960		(0.28)	0.82	0.83	55
07/01/21	06/30/22	19.86	(0.09)	(5.73)	(5.82)	—	(1.75)	(1.75)	12.29	(31.54)	94,754		(0.52)	0.79	0.79	48
07/01/20	06/30/21	13.86	(0.08)	6.08	6.00	—	—	—	19.86	43.03	159,180		(0.44)	0.76	0.79	48
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/23	12/31/23	13.42	(0.02)	1.11	1.09	—	—	—	14.51	8.12	26,496		(0.27)	0.97	0.99	33
07/01/22	06/30/23	12.20	(0.05)	2.08	2.03	—	(0.81)	(0.81)	13.42	17.26	24,419		(0.43)	0.97	0.98	55
07/01/21	06/30/22	19.76	(0.11)	(5.70)	(5.81)	—	(1.75)	(1.75)	12.20	(31.70)	22,897		(0.67)	0.94	0.94	48
07/01/20	06/30/21	13.81	(0.10)	6.05	5.95	—	—	—	19.76	42.90	33,381		(0.59)	0.91	0.94	48
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/23	12/31/23	44.48	0.02	1.02	1.04	—	—	—	45.52	2.34	1,299,496		0.11	0.96	0.96	10
07/01/22	06/30/23	41.98	(0.06)	5.88	5.82	—	(3.32)	(3.32)	44.48	14.33	1,349,940		(0.13)	0.96	0.96	29
07/01/21	06/30/22	63.00	(0.32)	(13.47)	(13.79)	—	(7.23)	(7.23)	41.98	(24.11)	1,165,292		(0.59)	0.95	0.95	27
07/01/20	06/30/21	44.31	(0.34)	19.48	19.14	—	(0.45)	(0.45)	63.00	43.31	1,758,121		(0.61)	0.95	0.95	32
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44

Investor Shares*
07/01/23	12/31/23	22.12	(0.01)	0.51	0.50	—	—	—	22.62	2.26	912,012		(0.04)	1.11	1.11	10
07/01/22	06/30/23	20.91	(0.06)	2.92	2.86	—	(1.65)	(1.65)	22.12	14.17	882,356		(0.28)	1.11	1.11	29
07/01/21	06/30/22	31.42	(0.20)	(6.71)	(6.91)	—	(3.60)	(3.60)	20.91	(24.23)	707,378		(0.74)	1.10	1.10	27
07/01/20	06/30/21	22.13	(0.21)	9.72	9.51	—	(0.22)	(0.22)	31.42	43.11	822,075		(0.76)	1.10	1.10	32
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44

Advisor Shares*
07/01/23	12/31/23	20.93	(0.03)	0.47	0.44	—	—	—	21.37	2.10	8,641		(0.29)	1.36	1.36	10
07/01/22	06/30/23	19.83	(0.11)	2.78	2.67	—	(1.57)	(1.57)	20.93	13.91	9,644		(0.53)	1.36	1.36	29
07/01/21	06/30/22	29.88	(0.26)	(6.37)	(6.63)	—	(3.42)	(3.42)	19.83	(24.44)	9,309		(0.99)	1.35	1.35	27
07/01/20	06/30/21	21.10	(0.26)	9.25	8.99	—	(0.21)	(0.21)	29.88	42.74	14,939		(1.01)	1.35	1.35	32
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/23	12/31/23	$27.68	0.12	3.43	3.55	(0.21)	(1.58)	(1.79)	$29.44	13.02%	$669,397		0.85%	0.95%	0.95%	19%
07/01/22	06/30/23	26.09	0.20	3.09	3.29	(0.13)	(1.57)	(1.70)	27.68	12.67	588,594		0.71	0.95	0.95	35
07/01/21	06/30/22	29.65	0.09	(3.45)	(3.36)	(0.10)	(0.10)	(0.20)	26.09	(11.45)	562,382		0.29	0.95	0.95	27
07/01/20	06/30/21	19.25	0.11	10.44	10.55	(0.15)	—	(0.15)	29.65	54.97	591,096		0.43	0.95	0.95	42
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36

Investor Shares*
07/01/23	12/31/23	27.62	0.10	3.42	3.52	(0.16)	(1.58)	(1.74)	29.40	12.98	635,988		0.70	1.10	1.10	19
07/01/22	06/30/23	26.04	0.16	3.08	3.24	(0.09)	(1.57)	(1.66)	27.62	12.49	591,487		0.56	1.10	1.10	35
07/01/21	06/30/22	29.60	0.04	(3.45)	(3.41)	(0.05)	(0.10)	(0.15)	26.04	(11.59)	564,689		0.14	1.10	1.10	27
07/01/20	06/30/21	19.22	0.07	10.42	10.49	(0.11)	—	(0.11)	29.60	54.74	648,403		0.28	1.10	1.10	42
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36

Advisor Shares*
07/01/23	12/31/23	27.42	0.06	3.39	3.45	(0.11)	(1.58)	(1.69)	29.18	12.80	3,349		0.45	1.35	1.35	19
07/01/22	06/30/23	25.86	0.09	3.07	3.16	(0.03)	(1.57)	(1.60)	27.42	12.25	2,685		0.31	1.35	1.35	35
07/01/21	06/30/22	29.43	(0.03)	(3.43)	(3.46)	(0.01)	(0.10)	(0.11)	25.86	(11.82)	3,154		(0.11)	1.35	1.35	27
07/01/20	06/30/21	19.10	0.01	10.36	10.37	(0.04)	—	(0.04)	29.43	54.37	8,125		0.03	1.35	1.35	42
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36

BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND:

Institutional Shares*
07/01/23	12/31/23	8.81	0.01	0.81	0.82	(0.02)	—	(0.02)	9.61	9.26	63,487		0.25	0.93	1.08	13
07/01/22	06/30/23	7.74	0.01	1.06	1.07	—	(0.00)	(0.00)	8.81	13.83	51,935		0.18	0.93	1.16	66
09/30/21^	06/30/22	10.00	(0.02)	(2.24)	(2.26)	—	—	—	7.74	(22.60)	32,915		(0.22)	0.93	1.36	19

Investor Shares*
07/01/23	12/31/23	8.79	—	0.80	0.80	(0.00)	—	(0.00)	9.59	9.11	2,104		0.10	1.08	1.23	13
07/01/22	06/30/23	7.73	—	1.06	1.06	—	(0.00)	(0.00)	8.79	13.71	1,540		0.03	1.08	1.31	66
09/30/21^	06/30/22	10.00	(0.02)	(2.25)	(2.27)	—	—	—	7.73	(22.70)	812		(0.37)	1.08	1.51	19

BROWN ADVISORY SUSTAINABLE VALUE FUND:

Institutional Shares*
07/01/23	12/31/23	10.03	0.08	1.07	1.15	(0.11)	—	(0.11)	11.07	11.47	66,528		1.58	0.70	0.84	11
02/28/23^	06/30/23	10.00	0.06	(0.03)	0.03	—	—	—	10.03	0.30	50,307		1.72	0.70	1.17	7

Investor Shares*
07/01/23	12/31/23	10.02	0.07	1.07	1.14	(0.10)	—	(0.10)	11.06	11.38	352		1.43	0.85	0.99	11
02/28/23^	06/30/23	10.00	0.05	(0.03)	0.02	—	—	—	10.02	0.20	163		1.57	0.85	1.32	7
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/23	12/31/23	$22.08	0.02	1.65	1.67	(0.13)	—	(0.13)	$23.62	7.54%	$1,617,134		0.15%	0.76%	0.76%	10%
07/01/22	06/30/23	18.24	0.13	3.83	3.96	(0.12)	—	(0.12)	22.08	21.83	1,401,528		0.66	0.76	0.76	19
07/01/21	06/30/22	22.60	0.10	(4.19)	(4.09)	(0.02)	(0.25)	(0.27)	18.24	(18.34)	1,048,587		0.45	0.75	0.75	25
07/01/20	06/30/21	16.38	0.03	6.22	6.25	(0.03)	—	(0.03)	22.60	38.17	1,149,790		0.16	0.76	0.76	14
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/23	12/31/23	22.00	—	1.64	1.64	(0.09)	—	(0.09)	23.55	7.44	63,904		0.00	0.91	0.91	10
07/01/22	06/30/23	18.18	0.10	3.82	3.92	(0.10)	—	(0.10)	22.00	21.63	77,619		0.51	0.91	0.91	19
07/01/21	06/30/22	22.54	0.07	(4.17)	(4.10)	(0.01)	(0.25)	(0.26)	18.18	(18.45)	76,150		0.30	0.90	0.90	25
07/01/20	06/30/21	16.36	—	6.20	6.20	(0.02)	—	(0.02)	22.54	37.91	95,940		0.01	0.91	0.91	14
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23

BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND:

Institutional Shares*
07/01/23	12/31/23	10.52	—	0.01	0.01	(0.05)	—	(0.05)	10.48	0.10	30,747		0.07	0.85	1.24	15
07/01/22	06/30/23	8.43	0.10	2.01	2.11	(0.02)	—	(0.02)	10.52	25.09	22,884		1.04	0.85	1.58	21
02/28/22^	06/30/22	10.00	0.06	(1.63)	(1.57)	—	—	—	8.43	(15.70)	6,221		1.96	0.85	4.26	12

Investor Shares*
07/01/23	12/31/23	10.49	—	—	—	(0.04)	—	(0.04)	10.45	(0.02)	1,685		(0.08)	1.00	1.39	15
07/01/22	06/30/23	8.42	0.08	2.01	2.09	(0.02)	—	(0.02)	10.49	24.88	1,463		0.89	1.00	1.73	21
02/28/22^	06/30/22	10.00	0.05	(1.63)	(1.58)	—	—	—	8.42	(15.80)	75		1.81	1.00	4.41	12

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/23	12/31/23	9.60	0.15	0.13	0.28	(0.15)	—	(0.15)	9.73	2.98	117,222		3.19	0.49	0.53	17
07/01/22	06/30/23	9.99	0.24	(0.38)	(0.14)	(0.25)	—	(0.25)	9.60	(1.44)	122,641		2.47	0.49	0.52	32
07/01/21	06/30/22	11.05	0.12	(0.94)	(0.82)	(0.14)	(0.10)	(0.24)	9.99	(7.60)	139,856		1.17	0.46	0.50	58
07/01/20	06/30/21	11.06	0.11	0.02	0.13	(0.13)	(0.01)	(0.14)	11.05	1.11	167,774		1.02	0.47	0.50	50
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82

Advisor Shares*
07/01/23	12/31/23	9.38	0.14	0.12	0.26	(0.14)	—	(0.14)	9.50	2.81	3,068		2.94	0.74	0.78	17
07/01/22	06/30/23	9.76	0.21	(0.37)	(0.16)	(0.22)	—	(0.22)	9.38	(1.62)	3,139		2.22	0.74	0.77	32
07/01/21	06/30/22	10.80	0.10	(0.93)	(0.83)	(0.11)	(0.10)	(0.21)	9.76	(7.82)	3,273		0.92	0.71	0.75	58
07/01/20	06/30/21	10.82	0.08	0.01	0.09	(0.10)	(0.01)	(0.11)	10.80	0.79	3,661		0.77	0.72	0.75	50
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/23	12/31/23	$8.60	0.17	0.06	0.23	(0.18)	—	(0.18)	$8.65	2.74%	$581,298		4.03%	0.41%	0.41%	158%
07/01/22	06/30/23	9.14	0.25	(0.54)	(0.29)	(0.25)	—	(0.25)	8.60	(3.22)	723,393		2.81	0.43	0.43	277
07/01/21	06/30/22	10.42	0.14	(1.13)	(0.99)	(0.15)	(0.14)	(0.29)	9.14	(9.71)	301,917		1.43	0.44	0.44	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.44	218,476		1.56	0.45	0.45	89
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/23	12/31/23	8.61	0.17	0.05	0.22	(0.18)	—	(0.18)	8.65	2.59	11,543		3.98	0.46	0.46	158
07/01/22	06/30/23	9.14	0.24	(0.53)	(0.29)	(0.24)	—	(0.24)	8.61	(3.16)	12,829		2.76	0.48	0.48	277
07/01/21	06/30/22	10.42	0.13	(1.13)	(1.00)	(0.14)	(0.14)	(0.28)	9.14	(9.76)	12,667		1.38	0.49	0.49	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.39	5,009		1.51	0.50	0.50	89
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/23	12/31/23	9.79	0.14	0.21	0.35	(0.16)	—	(0.16)	9.98	3.57	168,329		2.84	0.49	0.49	20
07/01/22	06/30/23	9.80	0.24	0.02	0.26	(0.27)	—	(0.27)	9.79	2.73	163,961		2.41	0.49	0.49	51
07/01/21	06/30/22	10.88	0.19	(1.04)	(0.85)	(0.23)	—	(0.23)	9.80	(7.90)	169,565		1.79	0.47	0.47	22
07/01/20	06/30/21	10.67	0.21	0.26	0.47	(0.26)	—	(0.26)	10.88	4.41	186,483		1.94	0.48	0.48	17
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/23	12/31/23	9.29	0.18	0.16	0.34	(0.19)	—	(0.19)	9.44	3.72	851,857		4.01	0.41	0.41	35
07/01/22	06/30/23	9.29	0.29	0.04	0.33	(0.33)	—	(0.33)	9.29	3.59	787,874		3.14	0.44	0.44	79
07/01/21	06/30/22	10.50	0.18	(1.08)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.75)	805,608		1.73	0.41	0.41	50
07/01/20	06/30/21	10.08	0.20	0.49	0.69	(0.27)	—	(0.27)	10.50	6.87	1,190,436		1.92	0.40	0.40	47
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/23	12/31/23	9.29	0.18	0.17	0.35	(0.19)	—	(0.19)	9.45	3.80	8,657		3.96	0.46	0.46	35
07/01/22	06/30/23	9.29	0.29	0.03	0.32	(0.32)	—	(0.32)	9.29	3.54	8,167		3.09	0.49	0.49	79
07/01/21	06/30/22	10.50	0.17	(1.07)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.80)	10,484		1.68	0.46	0.46	50
07/01/20	06/30/21	10.09	0.19	0.48	0.67	(0.26)	—	(0.26)	10.50	6.72	11,537		1.87	0.45	0.45	47
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/23	12/31/23	$9.06	0.16	0.10	0.26	(0.16)	—	(0.16)	$9.16	2.95%	$306,790		3.59%	0.48%	0.48%	21%
07/01/22	06/30/23	9.09	0.24	(0.03)	0.21	(0.24)	—	(0.24)	9.06	2.39	288,993		2.63	0.50	0.50	111
07/01/21	06/30/22	10.19	0.15	(1.01)	(0.86)	(0.14)	(0.10)	(0.24)	9.09	(8.60)	325,606		1.49	0.49	0.49	61
07/01/20	06/30/21	9.88	0.13	0.32	0.45	(0.13)	(0.01)	(0.14)	10.19	4.57	179,123		1.32	0.49	0.49	66
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/23	12/31/23	9.10	0.18	0.06	0.24	(0.18)	—	(0.18)	9.16	2.77	301,984		3.95	0.45	0.45	179
07/01/22	06/30/23	9.59	0.28	(0.48)	(0.20)	(0.29)	—	(0.29)	9.10	(2.06)	302,293		2.98	0.45	0.45	229
07/01/21	06/30/22	10.56	0.10	(0.92)	(0.82)	(0.15)	—	(0.15)	9.59	(7.86)	310,388		0.94	0.44	0.44	204
07/01/20	06/30/21	10.46	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.56	1.53	288,526		(0.27)	0.45	0.45	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200

Investor Shares*
07/01/23	12/31/23	9.12	0.17	0.07	0.24	(0.18)	—	(0.18)	9.18	2.73	1,003		3.90	0.50	0.50	179
07/01/22	06/30/23	9.61	0.27	(0.47)	(0.20)	(0.29)	—	(0.29)	9.12	(2.11)	1,390		2.93	0.50	0.50	229
07/01/21	06/30/22	10.57	0.09	(0.91)	(0.82)	(0.14)	—	(0.14)	9.61	(7.81)	2,211		0.89	0.49	0.49	204
07/01/20	06/30/21	10.47	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.57	1.48	31,876		(0.32)	0.50	0.50	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/23	12/31/23	11.82	0.04	0.71	0.75	(0.16)	—	(0.16)	12.41	6.37	269,106		0.67	1.06	1.06	18
07/01/22	06/30/23	10.34	0.19	1.58	1.77	(0.21)	(0.08)	(0.29)	11.82	17.50	227,407		1.74	1.08	1.08	73
07/01/21	06/30/22	13.08	0.15	(1.68)	(1.53)	(0.11)	(1.10)	(1.21)	10.34	(12.75)	232,340		1.22	1.04	1.04	43
07/01/20	06/30/21	10.51	0.13	3.20	3.33	(0.03)	(0.73)	(0.76)	13.08	32.55	417,419		1.12	1.05	1.05	51
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34

Investor Shares*
07/01/23	12/31/23	11.77	0.03	0.72	0.75	(0.14)	—	(0.14)	12.38	6.38	11,776		0.52	1.21	1.21	18
07/01/22	06/30/23	10.30	0.17	1.58	1.75	(0.20)	(0.08)	(0.28)	11.77	17.30	14,922		1.59	1.23	1.23	73
07/01/21	06/30/22	13.03	0.13	(1.67)	(1.54)	(0.09)	(1.10)	(1.19)	10.30	(12.89)	19,007		1.07	1.19	1.19	43
07/01/20	06/30/21	10.48	0.12	3.18	3.30	(0.02)	(0.73)	(0.75)	13.03	32.36	39,751		0.97	1.20	1.20	51
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34

Advisor Shares*
07/01/23	12/31/23	11.60	0.02	0.70	0.72	(0.12)	—	(0.12)	12.20	6.18	2,712		0.27	1.46	1.46	18
07/01/22	06/30/23	10.17	0.14	1.56	1.70	(0.19)	(0.08)	(0.27)	11.60	17.05	2,689		1.34	1.48	1.48	73
07/01/21	06/30/22	12.88	0.10	(1.65)	(1.55)	(0.06)	(1.10)	(1.16)	10.17	(13.09)	2,387		0.82	1.44	1.44	43
07/01/20	06/30/21	10.38	0.08	3.16	3.24	(0.01)	(0.73)	(0.74)	12.88	32.01	3,728		0.72	1.45	1.45	51
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/23	12/31/23	$10.63	0.07	0.28	0.35	(0.19)	—	(0.19)	$10.79	3.30%	$574,534		1.34%	1.10%	1.10%	40%
07/01/22	06/30/23	10.13	0.16	0.47	0.63	(0.13)	—	(0.13)	10.63	6.27	537,466		1.55	1.11	1.11	69
07/01/21	06/30/22	12.57	0.14	(2.50)	(2.36)	(0.08)	—	(0.08)	10.13	(18.87)	504,216		1.25	1.10	1.10	70
07/01/20	06/30/21	8.86	0.09	3.69	3.78	(0.07)	—	(0.07)	12.57	42.71	529,908		0.78	1.12	1.12	61
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131

Investor Shares*
07/01/23	12/31/23	10.62	0.06	0.28	0.34	(0.17)	—	(0.17)	10.79	3.26	2,685		1.19	1.25	1.25	40
07/01/22	06/30/23	10.13	0.14	0.46	0.60	(0.11)	—	(0.11)	10.62	6.01	2,025		1.40	1.26	1.26	69
07/01/21	06/30/22	12.56	0.13	(2.50)	(2.37)	(0.06)	—	(0.06)	10.13	(18.93)	4,368		1.10	1.25	1.25	70
07/01/20	06/30/21	8.85	0.07	3.69	3.76	(0.05)	—	(0.05)	12.56	42.56	5,908		0.63	1.27	1.27	61
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131

Advisor Shares*
07/01/23	12/31/23	10.65	0.05	0.28	0.33	(0.15)	—	(0.15)	10.83	3.12	216		0.94	1.50	1.50	40
07/01/22	06/30/23	10.16	0.12	0.46	0.58	(0.09)	—	(0.09)	10.65	5.76	220		1.15	1.51	1.51	69
07/01/21	06/30/22	12.60	0.10	(2.50)	(2.40)	(0.04)	—	(0.04)	10.16	(19.11)	27		0.85	1.50	1.50	70
07/01/20	06/30/21	8.87	0.04	3.70	3.74	(0.01)	—	(0.01)	12.60	42.17	24		0.38	1.52	1.52	61
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131

BROWN ADVISORY — BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/23	12/31/23	13.68	0.13	0.64	0.77	(0.25)	—	(0.25)	14.20	5.65	1,712,924		1.92	0.55	0.55	6
07/01/22	06/30/23	12.04	0.25	1.86	2.11	(0.22)	(0.25)	(0.47)	13.68	17.67	1,664,063		1.89	0.55	0.55	17
07/01/21	06/30/22	14.41	0.23	(1.42)	(1.19)	(0.20)	(0.98)	(1.18)	12.04	(8.68)	1,237,283		1.71	0.55	0.55	33
07/01/20	06/30/21	10.61	0.20	3.99	4.19	(0.39)	—	(0.39)	14.41	40.12	1,149,351		1.52	0.55	0.55	42
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45

Investor Shares*
07/01/23	12/31/23	13.64	0.12	0.65	0.77	(0.25)	—	(0.25)	14.16	5.63	11,144		1.77	0.70	0.70	6
07/01/22	06/30/23	12.02	0.23	1.85	2.08	(0.21)	(0.25)	(0.46)	13.64	17.46	2,535		1.74	0.70	0.70	17
07/01/21^	06/30/22	14.41	0.21	(1.42)	(1.21)	(0.20)	(0.98)	(1.18)	12.02	(8.87)	208		1.56	0.70	0.70	33

*
Information for periods beginning after June 30, 2023 is unaudited.  Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.  The increase in the portfolio turnover rate  for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Information presented is for the entire history of the share class.
+	Distribution made was less than $0.005/share.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,

•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,

•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,

•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,

•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,

•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Sustainable Small-Cap Core Fund (“Sustainable Small-Cap Core Fund”) seeks to achieve long-term capital appreciation by investing primarily in equity securities of small-cap companies,

•	Brown Advisory Sustainable Value Fund (“Sustainable Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,

•	Brown Advisory Sustainable International Leaders Fund (“Sustainable International Leaders Fund”) seeks to achieve long- term capital appreciation by investing primarily in international equities,

•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,

•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,

•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

The Funds inception dates are as follows. Operations commenced the first business day after the inception date.

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Intermediate Income	—	11/2/1995	5/13/1991
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Sustainable Bond	7/2/2018	8/7/2017	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Maryland Bond	—	12/21/2000	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Sustainable Bond	—	12/2/2019	—
Small-Cap				Mortgage Securities	5/13/2014	12/26/2013	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	WMC Strategic
Sustainable				European Equity	10/21/2013	10/21/2013	10/21/2013
Small-Cap Core	9/30/2021	9/30/2021	—	Emerging
Sustainable Value	2/28/2023	2/28/2023	—	Markets Select	12/12/2012	12/12/2012	12/12/2012
Global Leaders	10/31/2018	7/1/2015	—	Beutel Goodman
Sustainable				Large-Cap Value	2/13/2018	6/30/2021	—
International Leaders	2/28/2022	2/28/2022	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted pricing and valuation procedures pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the Adviser serves as the Funds Valuation Designee. The Valuation Designee performs all fair value determinations along with all other responsibilities in accordance with Rule 2a-5. As Valuation Designee, the Adviser is authorized to make all necessary determinations of fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from independent pricing services are inaccurate or unreliable.

The Funds have adopted US GAAP fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over- the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

www.brownadvisory.com/mf

Notes to Financial Statements
December 31, 2023 (Unaudited)

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of the date of this report, the Small-Cap Growth Fund and Emerging Markets Select Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total value of such securities held as of the date of this report was $1,147,545 or 0.1% of Small-Cap Growth Fund’s net assets and $1,848 or 0.0% of Emerging Market Select Fund’s net assets. The following is a summary of inputs used to value the Funds’ investments as of December 31, 2023:

www.brownadvisory.com/mf

Notes to Financial Statements
December 31, 2023 (Unaudited)

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,223,790,300	$—	$—
REIT^	86,135,112	—	—
Short-Term Investments	61,228,305	—	—
Total Investments	$2,371,153,717	$—	$—

Flexible Equity Fund
Common Stocks	$748,192,159	$—	$—
REIT^	9,330,465	—	—
Short-Term Investments	31,861,170	—	—
Total Investments	$789,383,794	$—	$—

Equity Income Fund
Common Stocks	$19,137,308	$—	$—
Short-Term Investments	896,947	—	—
Total Investments	$20,034,255	$—	$—

Sustainable Growth Fund
Common Stocks	$8,288,566,616	$—	$—
REIT^	298,395,812	—	—
Short-Term Investments	163,095,422	—	—
Total Investments	$8,750,057,850	$—	$—

Mid-Cap Growth Fund
Common Stocks	$90,420,022	$—	$—
REIT^	1,336,693	—	—
Short-Term Investments	5,033,511	—	—
Total Investments	$96,790,226	$—	$—

Small-Cap Growth Fund†
Common Stocks	$1,978,881,249	$—	$—
Exchange Traded Funds	47,579,159	—	—
REIT^	38,790,261	—	—
Private Placements	—	—	1,147,545
Short-Term Investments	183,725,024	—	—
Total Investments	$2,248,975,693	$—	$1,147,545

Small-Cap Fundamental Value Fund
Common Stocks	$1,156,832,195	$—	$—
REIT^	103,934,048	—	—
Short-Term Investments	50,449,129	—	—
Total Investments	$1,311,215,372	$—	$—

Sustainable Small-Cap Core Fund
Common Stocks	$59,331,542	$—	$—
REIT^	2,584,253	—	—
Short-Term Investments	3,639,491	—	—
Total Investments	$65,555,286	$—	$—

Sustainable Value Fund
Common Stocks	$63,961,314	$—	$—
Short-Term Investments	3,128,266	—	—
Total Investments	$67,089,580	$—	$—

Global Leaders Fund
Common Stocks:
Brazil	$—	$31,605,992	$—
China	—	44,150,976	—
Denmark	—	37,628,640	—
France	—	55,827,872	—
Germany	—	106,039,418	—
India	—	61,322,101	—
Indonesia	—	38,208,002	—
Netherlands	37,581,078	39,059,442	—
Sweden	—	32,910,422	—
Switzerland	—	51,983,277	—
Taiwan	52,979,472	—	—
United Kingdom	—	111,838,583	—
United States	928,255,249	—	—
Short-Term Investments	47,607,562	—	—
Total Investments	$1,066,423,361	$610,574,725	$—

Sustainable International Leaders Fund
Common Stocks:
Brazil	$—	$1,246,329	$—
Canada	1,471,725	—	—
China	—	1,144,185	—
Denmark	—	590,185	—
Finland	—	1,075,152	—
France	—	2,554,608	—
Germany	—	2,885,159	—
India	1,415,551	850,578	—
Indonesia	—	1,061,321	—
Japan	—	1,623,888	—
Netherlands	—	1,957,737	—
Sweden	—	1,066,214	—
Switzerland	—	2,256,196	—
United Kingdom	—	8,227,503	—
United States	2,352,441	—	—
Short-Term Investments	703,574	—	—
Total Investments	$5,943,291	$26,539,055	$—

Intermediate Income Fund
U.S. Treasury Securities	$—	$37,259,211	$—
Corporate Bonds	—	30,111,310	—
Mortgage Backed Securities	—	26,972,872	—
Affiliated Mutual Funds	15,156,294	—	—
Asset Backed Securities	—	4,559,677	—
Short-Term Investments	5,292,664	—	—
Total Investments	$20,448,958	$98,903,070	$—
Futures Contracts — Long*	$388,630	$—	$—
Futures Contracts — Short*	$(370,551)	$—	$—

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Notes to Financial Statements
December 31, 2023 (Unaudited)

	Level 1	Level 2	Level 3
Sustainable Bond Fund
Mortgage Backed Securities	$—	$209,552,530	$—
Corporate Bonds	—	175,824,434	—
Foreign Government Bonds	—	142,325,140	—
U.S. Treasury Securities	—	100,268,777	—
Asset Backed Securities	—	38,678,391	—
Municipal Bonds	—	8,391,646	—
Short-Term Investments	9,015,318	2,047,324	—
Total Investments	$9,015,318	$677,088,242	$—
Futures Contracts — Long*	$3,672,041	$—	$—
Futures Contracts — Short*	$(3,148,566)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$166,152,557	$—
Short-Term Investments	768,345	—	—
Total Investments	$768,345	$166,152,557	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$835,878,769	$—
Short-Term Investments	18,430,120	—	—
Total Investments	$18,430,120	$835,878,769	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$302,155,202	$—
Short-Term Investments	2,229,271	—	—
Total Investments	$2,229,271	$302,155,202	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$267,228,050	$—
Asset Backed Securities	—	35,870,328	—
Municipal Bonds	—	408,753	—
Short-Term Investments	8,594,541	61,000,000	—
Total Investments	$8,594,541	$364,507,131	$—
Futures Contracts — Long*	$819,939	$—	$—
Futures Contracts — Short*	$(328,491)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$11,398,163	$—
Belgium	—	17,223,705	—
Czech Republic	—	2,437,709	—
Denmark	—	1,828,881	—
France	—	33,858,453	—
Germany	45,924	39,393,392	—
Ireland	—	6,387,934	—
Netherlands	—	15,075,470	—
Portugal	—	6,008,781	—
Spain	—	15,905,021	—
Sweden	—	14,682,891	—
Switzerland	—	20,197,663	—
United Kingdom	2,764,485	82,131,390	—
Preferred Stocks	—	2,933,751	—
Short-Term Investments	9,936,236	—	—
Total Investments	$12,746,645	$269,463,204	$—

Emerging Markets Select Fund†
Common Stocks:
Australia	$—	$7,825,812	$—
Brazil	—	21,390,320	—
China	7,432,772	164,308,067	—
Hungary	—	4,859,526	—
India	—	111,712,484	—
Indonesia	—	22,679,447	—
Russia	—	—	1,848
Singapore	—	19,996,460	—
South Africa	—	3,762,597	—
South Korea	—	86,714,603	—
Taiwan	—	67,002,764	—
Thailand	—	9,542,300	—
Turkey	—	2,657,986	—
United Arab Emirates	4,816,520	—	—
United Kingdom	—	3,473,883	—
United States	12,454,967	—	—
Preferred Stocks	—	12,747,310	—
Short-Term Investments	8,604,036	—	—
Total Investments	$33,308,295	$538,673,559	$1,848

Beutel Goodman Large-Cap Value Fund
Common Stocks	$1,684,996,039	$—	$—
Short-Term Investments	38,275,927	—	—
Total Investments	$1,723,271,966	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.
†	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities. None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2023.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short- term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non- occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as “Floating rate note obligations, interest and fees” in the liabilities section of the Fund’s Statement of Assets and Liabilities and also includes interest and fees associated with the floating rate obligations. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense and other fees incurred on the Floaters is included on the Statement of Operations as “Interest expense and fees on floating rate note obligations”. During the six months ended December 31, 2023, none of the Funds engaged in TOB transactions.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2020-2022) as of June 30, 2023 or are expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements and SEC Regulations –In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Sustainable Small-Cap Core	0.85%	Mortgage Securities Fund	0.30%
Sustainable Value	0.60%	WMC Strategic European Equity[2]	0.90%
Global Leaders[1]	0.65%	Emerging Markets Select[2,3]	0.90%
Sustainable International Leaders[1]	0.75%	Beutel Goodman Large-Cap Value[4]	0.45%
Intermediate Income	0.30%

[1]
Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and the Sustainable International Leaders Fund and makes investment decisions on their behalf. BAL is compensated for its services by the Adviser.

[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Sustainable Small-Cap Core	0.93%	1.08%	1.33%
Global Leaders	0.87%	1.02%	1.27%
Sustainable International Leaders	0.85%	1.00%	1.25%
Intermediate Income	0.48%	0.53%	0.78%
Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Sustainable Value and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

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Notes to Financial Statements
December 31, 2023 (Unaudited)

During the six months ended December 31, 2023, the Adviser waived $67,907 in expenses for Equity Income Fund, $9,664 in expenses for Mid-Cap Growth Fund, $42,246 in expenses for Sustainable Small-Cap Core Fund, $39,372 in expenses for Sustainable Value Fund, $53,328 in expenses for Sustainable International Leaders Fund, and $283 in expenses for Intermediate Income Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2024	2025	2026	Total
Equity Income Fund	$20,506	$22,413	$40,287	$83,206
Mid-Cap Growth Fund	53,751	—	11,288	65,039
Sustainable Small-Cap Core Fund	N/A	89,225	96,918	186,143
Sustainable Value Fund	N/A	N/A	56,368	56,368
Global Leaders Fund	84,839	—	—	84,839
Sustainable International Leaders Fund	N/A	59,952	110,385	170,337

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund – The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2023, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total value of $15,156,294 or 12.6% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the six months ended December 31, 2023 the Intermediate Income Fund waived $22,153 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the six months ended December 31, 2023:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
06/30/2023	Purchases	Sales	(Losses)	(Depreciation)	12/31/2023	Income	Distributions	12/31/2023
$15,057,017	$—	$—	$—	$99,277	$15,156,294	$304,284	$—	1,654,617

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during six months ended December 31, 2023, the WMC Strategic European Equity Fund engaged in such securities sales of $134,022, resulting in realized loss of $25,752. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the six months ended December 31, 2023 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$349,065,538	$680,035,149	Sustainable International Leaders	$11,558,597	$4,071,403
Flexible Equity	47,699,826	61,622,560	Intermediate Income	18,799,132	20,359,821
Equity Income	3,131,655	53,231,862	Sustainable Bond	1,044,925,569	1,053,244,708
Sustainable Growth	972,045,024	794,343,546	Maryland Bond	35,371,347	31,526,860
Mid-Cap Growth	28,895,313	34,886,648	Tax-Exempt Bond	319,723,977	279,957,168
Small-Cap Growth	202,474,193	247,992,518	Tax-Exempt Sustainable Bond	73,651,904	59,577,404
Small-Cap Fundamental Value	225,830,631	232,081,350	Mortgage Securities	529,622,328	521,446,881
Sustainable Small-Cap Core	16,486,889	6,977,028	WMC Strategic European Equity	65,319,251	44,703,946
Sustainable Value	18,411,550	6,026,801	Emerging Markets Select	243,963,586	216,168,271
Global Leaders	205,983,854	153,177,930	Beutel Goodman Large-Cap Value	90,625,681	99,327,313

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities during the six months ended December 31, 2023 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$—	$5,589,465	Mortgage Securities	$—	$4,374,654
Sustainable Bond	29,266,249	18,969,705

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Notes to Financial Statements
December 31, 2023 (Unaudited)

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2023	2023	2023	2023	2023	2023
Growth Equity	$—	$—	$—	$—	$150,454,901	$154,275,441
Flexible Equity	—	—	2,099,783	1,834,982	18,908,484	20,267,064
Equity Income	—	—	498,279	1,210,713	4,016,345	5,880,188
Sustainable Growth	—	—	633,789	10,470	—	—
Mid-Cap Growth	—	—	—	—	—	6,173,357
Small-Cap Growth	—	—	—	—	—	151,387,604
Small-Cap Fundamental Value	—	—	8,209,043	4,527,234	67,260,302	63,667,844
Sustainable Small-Cap Core	—	—	104,511	440	—	176
Sustainable Value	—	—	659,597	—	—	—
Global Leaders	—	—	8,773,970	7,386,738	—	—
Sustainable International Leaders	—	—	153,690	38,904	—	—
Intermediate Income	—	—	1,903,743	3,282,894	—	—
Sustainable Bond	—	—	13,295,015	9,471,969	—	—
Maryland Bond	2,535,954	4,470,119	77,921	137,349	—	—
Tax-Exempt Bond	15,328,691	24,497,918	1,153,312	1,843,194	—	—
Tax-Exempt Sustainable Bond	4,804,989	7,295,855	437,037	663,595	—	—
Mortgage Securities	—	—	6,108,587	9,691,538	—	—
WMC Strategic European Equity	—	—	3,666,703	3,633,267	—	1,383,176
Emerging Markets Select	—	—	9,953,477	6,117,691	—	—
Beutel Goodman Large-Cap Value	—	—	30,539,665	36,650,998	—	15,444,813

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

At June 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,535,723,919	$328,324,983	$40,268,342	$5,582,240,678	$78,039,082	$1,905,904,882
Unrealized appreciation	1,140,360,699	396,823,553	34,119,508	2,467,452,019	22,276,670	497,691,030
Unrealized depreciation	(166,455,345)	(18,630,560)	(1,647,428)	(409,027,378)	(4,543,763)	(154,903,391)
Net unrealized app (dep)	973,905,354	378,192,993	32,472,080	2,058,424,641	17,732,907	342,787,639
Undistributed income	—	1,552,294	9,272	633,371	—	—
Undistributed capital gains	89,595,945	12,273,366	4,016,337	—	—	—
Total undistributed earnings	89,595,945	13,825,660	4,025,609	633,371	—	—
Other accumulated gains (losses)	(2,207,095)	—	—	(10,416,902)	(14,763,398)	(12,850,190)
Total distributable earnings (losses)	$1,061,294,204	$392,018,653	$36,497,689	$2,048,641,110	$2,969,509	$329,937,449

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Notes to Financial Statements
December 31, 2023 (Unaudited)

	Small-Cap	Sustainable	Sustainable	Global	Sustainable	Intermediate
	Fundamental	Small-Cap	Value	Leaders	International	Income
	Value Fund	Core Fund	Fund	Fund	Leaders Fund	Fund
Cost of investments	$942,751,710	$51,311,851	$46,760,185	$1,079,850,957	$20,710,081	$135,650,291
Unrealized appreciation	328,662,910	7,152,961	2,664,240	417,862,519	3,611,319	62,650
Unrealized depreciation	(94,311,012)	(7,959,108)	(1,220,854)	(24,075,031)	(317,356)	(10,333,050)
Net unrealized app (dep)	234,351,898	(806,147)	1,443,386	393,787,488	3,293,963	(10,270,400)
Undistributed income	4,395,256	60,483	207,087	7,529,353	145,740	203,200
Undistributed capital gains	45,684,651	—	—	—	—	—
Total undistributed earnings	50,079,907	60,483	207,087	7,529,353	145,740	203,200
Other accumulated gains (losses)	—	(2,674,538)	(76,805)	(52,645,126)	(148,010)	(6,947,488)
Total distributable earnings (losses)	$284,431,805	$(3,420,202)	$1,573,668	$348,671,715	$3,291,693	$(17,014,688)

	Sustainable	Maryland	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic
	Bond	Bond	Bond	Sustainable	Securities	European
	Fund	Fund	Fund	Bond Fund	Fund	Equity Fund
Cost of investments	$992,202,229	$171,275,315	$803,858,955	$297,656,057	$399,373,258	$217,772,421
Unrealized appreciation	952,692	416,711	11,074,889	954,522	526,789	48,963,948
Unrealized depreciation	(24,420,261)	(8,270,932)	(24,553,724)	(11,956,972)	(20,183,046)	(24,331,845)
Net unrealized app (dep)	(23,467,569)	(7,854,221)	(13,478,835)	(11,002,450)	(19,656,257)	24,632,103
Undistributed income	236,768	325,158 ^	2,037,489 ^	589,676 ^	726,635	3,666,609
Undistributed capital gains	—	—	—	—	—	—
Total undistributed earnings	236,768	325,158	2,037,489	589,676	726,635	3,666,609
Other accumulated gains (losses)	(96,256,286)	(6,979,844)	(81,649,953)	(15,181,128)	(22,252,296)	(6,848,417)
Total distributable earnings (losses)	$(119,487,087)	$(14,508,907)	$(93,091,299)	$(25,593,902)	$(41,181,918)	$21,450,295

	Emerging	Beutel Goodman
	Markets	Large-Cap
	Select Fund	Value Fund
Cost of investments	$503,380,053	$1,471,401,478
Unrealized appreciation	88,415,689	250,521,408
Unrealized depreciation	(53,117,842)	(65,498,869)
Net unrealized app (dep)	35,297,847	185,022,539
Undistributed income	5,806,405	9,158,242
Undistributed capital gains	—	—
Total undistributed earnings	5,806,405	9,158,242
Other accumulated gains (losses)	(70,262,386)	—
Total distributable earnings (losses)	$(29,158,134)	$194,180,781
^	Represents income that is exempt from federal income taxes.

At June 30, 2023 the differences between tax basis and book basis amounts were primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

Note 6. Futures Contracts

The Intermediate Income Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the six months December 31, 2023. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and/or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if

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Notes to Financial Statements
December 31, 2023 (Unaudited)

there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. For futures contracts denominated in foreign currencies, both the Notional Amount and Notional Value have been translated into U.S. Dollars as of the date of this report. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the six months ended December 31, 2023, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Intermediate Income	Interest Rate	$23,941,518	$8,513,077
Sustainable Bond	Interest Rate	125,478,010	42,812,229
Mortgage Securities	Interest Rate	25,784,996	8,098,283

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk. Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of December 31, 2023, Brown Advisory Funds has a secured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of the date of this report was 8.50% (prime rate). None of the Funds borrowed during the six months ended December 31, 2023.

Note 8. Market Disruptions

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

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Notes to Financial Statements
December 31, 2023 (Unaudited)

Note 9. Closure and Liquidation of Equity Income Fund

On October 19, 2023, the Board of Trustees (the “Board”) of Brown Advisory Funds, based upon the recommendation of the Adviser, determined to close and liquidate the Brown Advisory Equity Income Fund (the “Fund”). The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as of the close of business on January 12, 2024. The Fund liquidated on January 12, 2024 and is no longer operating or available for purchase.

Note 10. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to December 31, 2023 that would require recognition or disclosure in these financial statements.

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Expense Example For the Six Months Ended December 31, 2023 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2023 – December 31, 2023).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions. Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2023	December 31, 2023	the Period*	December 31, 2023	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,085.40	$3.56	$1,021.72	$3.46	0.68%
Investor Shares	$1,000.00	$1,084.70	$4.35	$1,020.96	$4.22	0.83%
Advisor Shares	$1,000.00	$1,083.20	$5.66	$1,019.71	$5.48	1.08%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,120.80	$2.83	$1,022.47	$2.69	0.53%
Investor Shares	$1,000.00	$1,120.00	$3.62	$1,021.72	$3.46	0.68%
Advisor Shares	$1,000.00	$1,118.70	$4.95	$1,020.46	$4.72	0.93%

Equity Income Fund
Institutional Shares	$1,000.00	$1,024.60	$3.87	$1,021.32	$3.86	0.76%
Investor Shares	$1,000.00	$1,023.00	$4.63	$1,020.56	$4.62	0.91%
Advisor Shares	$1,000.00	$1,022.70	$5.90	$1,019.30	$5.89	1.16%

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Expense Example For the Six Months Ended December 31, 2023 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2023	December 31, 2023	the Period*	December 31, 2023	the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,116.60	$3.25	$1,022.07	$3.10	0.61%
Investor Shares	$1,000.00	$1,115.90	$4.04	$1,021.32	$3.86	0.76%
Advisor Shares	$1,000.00	$1,114.40	$5.37	$1,020.06	$5.13	1.01%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,082.00	$4.29	$1,021.01	$4.17	0.82%
Investor Shares	$1,000.00	$1,081.20	$5.07	$1,020.26	$4.93	0.97%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,023.40	$4.88	$1,020.31	$4.88	0.96%
Investor Shares	$1,000.00	$1,022.60	$5.64	$1,019.56	$5.63	1.11%
Advisor Shares	$1,000.00	$1,021.00	$6.91	$1,018.30	$6.90	1.36%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,130.20	$5.09	$1,020.36	$4.82	0.95%
Investor Shares	$1,000.00	$1,129.80	$5.89	$1,019.61	$5.58	1.10%
Advisor Shares	$1,000.00	$1,128.00	$7.22	$1,018.35	$6.85	1.35%

Sustainable Small-Cap Core Fund
Institutional Shares	$1,000.00	$1,092.60	$4.89	$1,020.46	$4.72	0.93%
Investor Shares	$1,000.00	$1,091.10	$5.68	$1,019.71	$5.48	1.08%

Sustainable Value Fund
Institutional Shares	$1,000.00	$1,114.70	$3.72	$1,021.62	$3.56	0.70%
Investor Shares	$1,000.00	$1,113.80	$4.52	$1,020.86	$4.32	0.85%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,075.40	$3.96	$1,021.32	$3.86	0.76%
Investor Shares	$1,000.00	$1,074.40	$4.75	$1,020.56	$4.62	0.91%

Sustainable International Leaders Fund
Institutional Shares	$1,000.00	$1,001.00	$4.28	$1,020.86	$4.32	0.85%
Investor Shares	$1,000.00	$ 999.80	$5.03	$1,020.11	$5.08	1.00%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,029.80	$2.50	$1,022.67	$2.49	0.49%
Advisor Shares	$1,000.00	$1,028.10	$3.77	$1,021.42	$3.76	0.74%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,027.40	$2.09	$1,023.08	$2.08	0.41%
Investor Shares	$1,000.00	$1,025.90	$2.34	$1,022.82	$2.34	0.46%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,035.70	$2.51	$1,022.67	$2.49	0.49%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,037.20	$2.10	$1,023.08	$2.08	0.41%
Investor Shares	$1,000.00	$1,038.00	$2.36	$1,022.82	$2.34	0.46%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$1,029.50	$2.45	$1,022.72	$2.44	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,027.70	$2.29	$1,022.87	$2.29	0.45%
Investor Shares	$1,000.00	$1,027.30	$2.55	$1,022.62	$2.54	0.50%

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Expense Example For the Six Months Ended December 31, 2023 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2023	December 31, 2023	the Period*	December 31, 2023	the Period*	Ratio*
WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,063.70	$5.50	$1,019.81	$5.38	1.06%
Investor Shares	$1,000.00	$1,063.80	$6.28	$1,019.05	$6.14	1.21%
Advisor Shares	$1,000.00	$1,061.80	$7.57	$1,017.80	$7.41	1.46%

Emerging Markets Select Fund
Institutional Shares	$1,000.00	$1,033.00	$5.62	$1,019.61	$5.58	1.10%
Investor Shares	$1,000.00	$1,032.60	$6.39	$1,018.85	$6.34	1.25%
Advisor Shares	$1,000.00	$1,031.20	$7.66	$1,017.60	$7.61	1.50%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,056.30	$2.84	$1,022.37	$2.80	0.55%
Investor Shares	$1,000.00	$1,056.50	$3.62	$1,021.62	$3.56	0.70%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (366).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) the continuation of each of the applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement for each of the Funds (other than the Sustainable Value Fund, which had only recently commenced operations) and each of the Sub-Advisory Agreements. The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory. In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-WMC Strategic European Equity Fund; (2) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Sustainable International Leaders Fund; (4) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Beutel Goodman Large-Cap Value Fund; and (5) the approval of the continuation of each of the Sub-Investment Advisory Agreements for the Brown Advisory Emerging Markets Select Fund.

1. Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to each of the applicable Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration. This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 7, 2023. At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement. In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2024.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the subject Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use. In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided. The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities as demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

management and compliance oversight processes, and the competitive investment performance of the Funds. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2023, and for shorter periods as applicable with respect to those Funds with shorter operating histories. The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its primary benchmark index and its peers, as follows:

1. Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five- and ten-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2023. The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser and they took into consideration the Adviser’s discussion of its plans for addressing the Fund’s operations in the near future.

2. Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-year period ended June 30, 2023, but had underperformed its primary benchmark index for the three-, five and ten-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and ten-year periods ended June 30, 2023, but had outperformed its peer group median for the three- and five-year periods ended June 30, 2023.

3. Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, five- and ten-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2023. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

4. Small-Cap Fundamental Value Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, for the one-, three-, five- and ten-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, five- and ten-year periods ended June 30, 2023, but had outperformed its peer group median for the three-year period ended June 30, 2023.

5. Small-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the three-, five- and ten-year periods ended June 30, 2023, but had underperformed its primary benchmark index for the one-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-, five- and ten-year periods ended June 30, 2023, but had underperformed its peer group median for the one-year period ended June 30, 2023.

6. Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended June 30, 2023, but had outperformed its primary benchmark index for the ten-year

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, five- and ten-year periods ended June 30, 2023, but had underperformed its peer group median for the three-year period ended June 30, 2023.

7. Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Intermediate US Aggregate Bond Index, for the one-, five- and ten-year periods ended June 30, 2023, but had outperformed its primary benchmark index for the three-year period ended June 30, 2023. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2023. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8. Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-year period ended June 30, 2023, but had underperformed its primary benchmark for the three-, five- and ten-year periods ended June 30, 2023. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023, but had underperformed its peer group median for the ten-year period ended June 30, 2023.

9. Tax-Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax-Exempt Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023, and had performed in line with its peer group median for the ten-year period ended June 30, 2023.

10. Emerging Markets Select Fund

The Board then reviewed information and materials regarding the performance results for the Emerging Markets Select Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Emerging Markets Index, for the one-, three- and five-year periods ended June 30, 2023, but had underperformed its primary benchmark index for the ten-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023, but had underperformed its peer group median for the ten-year period ended June 30, 2023. The members of the Board took into consideration that in February 2019 the Fund’s previous Sub-Adviser that had been sub-advising the Fund since its inception in December 2012 was replaced by two new Sub-Advisers and the Fund became subject to new principal investment strategies at that time.

11. WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe Index, for the three- and five-year periods ended June 30, 2023, but had underperformed its primary benchmark index for the one-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2023, but had underperformed its peer group median for the one-year period ended June 30, 2023.

12. Mortgage Securities Fund

The Board then reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Mortgage Backed Securities Index, for the three- and five-year periods ended June 30, 2023, but had underperformed its primary benchmark index for the one-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

13. Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI All Country World Index, for the one-, three- and five-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023.

14. Mid-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Mid-Cap Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell Midcap Growth Index, for the one-, three and five-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

15. Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg US Aggregate Bond Index, for the three- and five-year periods ended June 30, 2023, but had underperformed its primary benchmark index for the one-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2023.

16. Beutel Goodman Large-Cap Value Fund

The Board next reviewed information and materials regarding the performance results for the Beutel Goodman Large-Cap Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Value Index, for the one-, three- and five-year periods ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and five-year periods ended June 30, 2023, but had underperformed its peer group median for the three-year period ended June 30, 2023.

17. Tax-Exempt Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Tax-Exempt Sustainable Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg 1-10 Year Blended Municipal Bond Index, for the one-year period ended June 30, 2023, but had underperformed its primary benchmark index for the three-year period ended June 30, 2023. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the three-year period ended June 30, 2023, but had underperformed its peer group median for the one-year period ended June 30, 2023. The Board also noted that, because the Fund commenced operations in December 2019, the Fund has a relatively short performance history.

18. Sustainable Small-Cap Core Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Small-Cap Core Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Index, for the one-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2023. The Board also noted that, because the Fund commenced operations in September 2021, the Fund has a relatively short performance history.

19. Sustainable International Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable International Leaders Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI All Country World Index ex U.S. Index, for the one-year period ended June 30, 2023. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2023. The Board also noted that, because the Fund commenced operations in February 2022, the Fund has a relatively short performance history

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

The cost of advisory services provided and the level of profitability. The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds. On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages. The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2024, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the subject Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable. The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds. In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the relevant share classes of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as follows:

1. Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.76%, which was lower than the median net expense ratio of its peer funds.

2. Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.43% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.54%, which was lower than the median net expense ratio of its peer funds. The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.50% on all assets less than $150 million; 0.45% on all assets greater than or equal to $150 million but less than $250 million; 0.40% on all assets greater than or equal to $250 million but less than $1 billion; and 0.38% on all assets greater than or equal to $1 billion.

3. Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.58% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.68%, which was lower than the median net expense ratio of its peer funds. The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

4. Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.95%, which was higher than the median net expense ratio of its peer funds.

5. Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.96%, which was higher than the median net expense ratio of its peer funds.

6. Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.53% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.63%, which was lower than the median net expense ratio of its peer funds. The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

7. Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

8. Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

9. Tax-Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax-Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.44%, which was lower than the median net expense ratio of its peer funds.

10. Emerging Markets Select Fund

The Board next reviewed expense information and materials for the Emerging Markets Select Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.11%, which was lower than the median net expense ratio of its peer funds.

11. WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the WMC Strategic European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was in line with its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.08%, which was lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

12. Mortgage Securities Fund

The Board then reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

13. Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.76%, which was lower than the median net expense ratio of its peer funds.

14. Mid-Cap Growth Fund

The Board then reviewed expense information and materials for the Mid-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.82%, which was lower than the median net expense ratio of its peer funds.

15. Sustainable Bond Fund

The Board next reviewed expense information and materials for the Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.43%, which was lower than the median net expense ratio of its peer funds.

16. Beutel Goodman Large-Cap Value Fund

The Board then reviewed expense information and materials for the Beutel Goodman Large-Cap Value Fund, noting that the Investment Advisory Agreement provided for a 0.45% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.55%, which was lower than the median net expense ratio of its peer funds.

17. Tax-Exempt Sustainable Bond Fund

The Board then reviewed expense information and materials for the Tax-Exempt Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.50%, which was in line with the median net expense ratio of its peer funds.

18. Sustainable Small-Cap Core Fund

The Board next reviewed expense information and materials for the Sustainable Small-Cap Core Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was in line with its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.93%, which was lower than the median net expense ratio of its peer funds.

19. Sustainable International Leaders Fund

The Board then reviewed expense information and materials for the Sustainable International Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.75% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.85%, which was lower than the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that, for most of the Funds, the Funds’ investment advisory fees will not decrease as those Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market. The Trustees took into consideration that the Adviser has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale. The Trustees also noted that the Funds’ advisory fees are competitive against their peers. The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the Funds not currently subject to breakpoints have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on other Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that certain benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high-quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring the Funds operate successfully. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Additionally, the Trustees considered the overall nature and extent of the risks incurred by the Adviser as a result of managing its own proprietary family of mutual funds, which risks include, but are not necessarily limited to, entrepreneurial risk, reputational risk, financial risk, litigation risk, regulatory risk and business risk.

The Trustees also took into consideration the Adviser’s statements that the Adviser has in the past, and intends to continue to going forward, reinvest profits into its business in order to make the necessary investments in personnel and infrastructure to continue to build out the Adviser’s portfolio management and research capabilities and its operational, technology, compliance and cybersecurity infrastructure.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

The Trustees also reviewed with the Adviser the efforts that the Adviser has taken in response to recent regulatory developments relating to the Securities and Exchange Commission’s ongoing monitoring and oversight of various types of investment strategies and practices relating to ESG-related and sustainable-related investment practices, including with respect to marketing and disclosure in connection with such investment strategies and practices, and the Trustees considered the extensive resources that the Adviser has devoted to its sustainable investing business and to its compliance oversight operations that are related to its sustainable investing business.

In reaching their conclusion with respect to the approval of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-WMC Strategic European Equity Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-WMC Strategic European Equity Fund between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Fund (“Wellington”), was also approved by the Board of Trustees at the Board meeting held on September 7, 2023.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington, the Board of Trustees requested, and Brown Advisory and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Wellington and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. In reaching these conclusions, the Board considered the following:

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Wellington’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington. Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

3. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 7, 2023 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Brown Advisory Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person Board meeting. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration. In connection with these matters with respect to the sub-advisory arrangements for the Global Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund. The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and are under common control.

4. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Sustainable International Leaders Fund

At their September 7, 2023 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Brown Advisory Sustainable International Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person Board meeting. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration. In connection with these matters with respect to the sub-advisory arrangements for the Sustainable International Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio manager of the Fund, and Brown Advisory Ltd.’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund. The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and are under common control.

5. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-Beutel Goodman Large-Cap Value Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Beutel Goodman Large-Cap Value Fund between Brown Advisory and Beutel Goodman & Company, Ltd., the sub-investment adviser to the Fund (“Beutel Goodman”), was also approved by the Board of Trustees at the Board meeting held on September 7, 2023.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Beutel Goodman, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman, the Board of Trustees requested, and Brown Advisory and Beutel Goodman provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Beutel Goodman in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Beutel Goodman. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Beutel Goodman’s investment activities with respect to Beutel Goodman’s day-to-day portfolio management of the Fund’s assets in order to make sure that Beutel Goodman is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Beutel Goodman with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Beutel Goodman, which reports contain detailed analyses of how Beutel Goodman is performing.

The Board reviewed and evaluated the information that Brown Advisory and Beutel Goodman had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Beutel Goodman and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Beutel Goodman is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Beutel Goodman’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Beutel Goodman, the Trustees concluded that Beutel Goodman is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Funds’ operating expenses through October 31, 2024. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Beutel Goodman. Accordingly, on the basis of the Board’s review of the fees charged by Beutel Goodman for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Beutel Goodman and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Beutel Goodman from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Beutel Goodman from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Beutel Goodman has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Beutel Goodman, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Beutel Goodman with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Beutel Goodman to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Beutel Goodman and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Beutel Goodman, reasonably reflected the nature and extent of the services provided by Beutel Goodman with respect to the Fund.

6. Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreements With Respect to the Brown Advisory Emerging Markets Select Fund

At their September 7, 2023 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena Investment Management LLC (“Pzena”) with respect to the Brown Advisory Emerging Markets Select Fund.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreements, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of Brown Advisory, Wellington and Pzena, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena, the Board of Trustees requested, and Brown Advisory, Wellington and Pzena provided, information and data relevant to the Board’s consideration.

Approval of the Continuation of the Sub-Investment Advisory Agreement with Wellington Management Company LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of Wellington’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets that have been allocated to Wellington to manage in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Wellington and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Wellington, and Wellington’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington. Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Wellington, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Wellington and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

Approval of the Continuation of the Sub-Investment Advisory Agreement with Pzena Investment Management LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Pzena. The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Pzena in connection with the management and operation of Pzena’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Pzena. The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Pzena’s investment activities with respect to Pzena’s day-to-day portfolio management of the Fund’s assets that have been allocated to Pzena to manage in order to make sure that Pzena is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to. In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Pzena with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Pzena, which reports contain detailed analyses of how Pzena is performing.

The Board reviewed and evaluated the information that Brown Advisory and Pzena had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took into account presentations made by Pzena and Brown Advisory throughout the year. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Pzena is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Sub-Advised Funds (Unaudited)

of the portfolio managers for Pzena, and Pzena’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Pzena, the Trustees concluded that Pzena is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Pzena. Accordingly, on the basis of the Board’s review of the fees charged by Pzena for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Pzena and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Pzena from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Pzena from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Pzena, the Trustees determined that Pzena has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Pzena, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Pzena with respect to the contract and the presentation of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Pzena and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Pzena to the Fund and determined that these services will continue to benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Pzena and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Pzena, reasonably reflected the nature and extent of the services provided by Pzena with respect to the Fund.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Sustainable Small-Cap Core Fund	BAFYX	115233298	BIAYX	115233280	—	—-
Sustainable Value Fund	BASVX	115233256	BISVX	115233249	—	—-
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Sustainable International Leaders Fund	BAILX	115233272	BISLX	115233264	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	BIAVX	115233314	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 1. Reports to Stockholders (Continued).

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Brown Advisory Funds

By (Signature and Title)*        /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    March 5, 2024

By (Signature and Title)*        /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    March 5, 2024

* Print the name and title of each signing officer under his or her signature.